UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

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Resideo Technologies, Inc.
(Name of Registrant as Specified in its Charter)

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April 22, 2026
Dear Resideo Shareholders:
We would like to invite you to attend the 2026 Annual Meeting of Shareholders of Resideo Technologies, Inc. (“Resideo” or the “Company”), which will be held via a live virtual meeting on Wednesday, June 3, 2026 at 1:00 p.m. Eastern Daylight Time.
The meeting will be held virtually via a live webcast and can be accessed by following the instructions provided in this Proxy Statement. This Proxy Statement, which includes a notice of the 2026 Annual Meeting, includes the agenda and procedures for the meeting, including how shareholders can participate. It also describes how our Board of Directors operates and gives information about director candidates and general compensation, corporate governance, and other matters.
2025 was a defining year for Resideo, one of strategic transformation that is intended to sharpen focus, reduce complexity, and unlock significant value for our shareholders.
•
In August 2025, we terminated the Indemnification and Reimbursement Agreement (“Indemnification Agreement”) with Honeywell, resulting in the elimination of Resideo’s obligation to make annual payments to Honeywell of up to $140 million through 2043 for certain Honeywell environmental liabilities covered by the Indemnification Agreement.

•
On July 30, 2025, Resideo announced its intention to separate our ADI Global Distribution (“ADI”) segment through a tax-free spin-off to Resideo shareholders (the “ADI Spin-Off”). The ADI Spin-Off is expected to result in two public companies which we believe are leading players in their distinct areas:

○
Products & Solutions, which will be Resideo after the ADI Spin-Off, as a leading building products manufacturer focused on residential controls and sensing solutions that maximize comfort, help ensure safety and security, and deliver cost savings and value.

○
ADI, which will be a separate public company after the ADI Spin-Off, as a leading global specialty distributor of professionally installed low-voltage products, including security and audio-visual solutions.

○	The ADI Spin-Off is expected to be completed in the second half of 2026, subject to customary conditions.
Some additional financial and operational highlights in 2025 include:
•
Resideo continued to execute well against our strategic initiatives. We delivered record net revenue, Adjusted EBITDA, and Adjusted EPS, and exceeded the high end of the range for all the metrics we provided in our annual financial outlook, in spite of a dynamic and uncertain global macroeconomic environment.

•	Net revenue of $7.5 billion, increasing 11% year-over-year, supported in part by organic growth from both the ADI and Products and Solutions business segments.
•
Our commitment to new product introduction remained evident in 2025, with ten major new product introductions by Products and Solutions, including the First Alert® SC5 connected smoke and carbon monoxide detector and the Honeywell Home® ElitePRO thermostat. We believe customer reception for these new products has been very positive and is building demand momentum for another year of exciting new product introductions in 2026.

•
Gross margin of 29.4%, a 130-basis-point increase from 2024. The gross margin expansion was led by a 110-basis-point increase in Products and Solutions gross margin (11th consecutive quarters of year-over-year gross margin expansion) and a 200-basis-point increase in ADI gross margin (7th consecutive quarters of year-over-year gross margin expansion).

•
Cash used in operations was $1,137 million. Adjusted cash provided by operations was $453 million, a 2% increase from 2024. This amount is adjusted to add back the one-time $1,590 million payment to Honeywell in August 2025 to terminate the Indemnification Agreement.

We remain committed to delivering profitable growth and durable free cash flow generation to drive long-term, sustainable shareholder value.

2026 PROXY STATEMENT

Resideo continued in its strong commitment to its employees in 2025 and was recognized on three of Forbes' 2026 corporate performance lists, reflecting the strength of our brand, the trust of our customers, and the commitment to our employees. We are proud to share that Resideo was named one of America's Most Trusted Companies, one of America's Best Companies, and one of America's Best-in-State Companies for Arizona.
We greatly value and actively work to address the input we receive from our investors on our business and strategy. Shareholder engagement remains a priority for Resideo, and we are in frequent communication with our largest investors on key matters, including our strategic vision, executive compensation, and other initiatives.
We look forward to your participation at the annual meeting. In addition, we encourage and welcome shareholder feedback on any topic related to Resideo. Communications can be addressed to directors in care of the General Counsel and Corporate Secretary, Jeannine Lane, at 16100 N. 71st Street, Suite 550, Scottsdale, Arizona 85254 or by email to investorrelations@resideo.com.
Every vote is important. Whether or not you plan to attend the virtual annual meeting, we urge you to authorize your proxy as soon as possible so that your shares may be represented at the meeting.

Sincerely, Jay Geldmacher President and Chief Executive Officer	Sincerely, Andrew Teich Chairman of the Board

2026 PROXY STATEMENT

Notice of 2026 Annual Meeting of Shareholders

DATE	TIME	PLACE
Wednesday, June 3, 2026	1:00 p.m. Eastern Daylight Time	Via the internet at www.virtualshareholdermeeting.com/ REZI2026

Our 2026 annual meeting will be a live virtual meeting. There will be no physical location for the annual meeting. You will be able to participate in the annual meeting, vote your shares electronically and submit your questions during the live virtual meeting by visiting www.virtualshareholdermeeting.com/REZI2026 and entering the 16-digit control number provided in your proxy materials. You may also submit questions in advance of the meeting by visiting www.proxyvote.com. For more information on accessing the virtual annual meeting, see Question 5 in the section entitled “Questions and Answers About the Annual Meeting and Voting” on page 79.
Agenda:
Election of Directors
Advisory vote to approve executive compensation
Ratification of the appointment of independent registered public accounting firm
Act on a shareholder proposal described in this Proxy Statement, if properly presented
Transact such other business as may properly come before the meeting
How to Vote: Your vote is important to us. Unless you vote live at the virtual annual meeting, the deadline for receiving your vote is 11:59 p.m. Eastern Daylight Time, on June 2, 2026.

VIA INTERNET	BY PHONE	BY MAIL	VIA VIRTUAL MEETING
www.proxyvote.com to vote your shares via the internet. You will need the 16-digit control number provided in your proxy materials when you access the web page.
If your shares are held in the name of a bank, brokerage firm or similar organization, follow the telephone voting instructions, if any, provided on your voting instruction card. If your shares are registered in your name, call 1-800-690-6903. You will need the 16-digit control number provided in your proxy materials when you call.
Complete and sign the proxy card or voting instruction form and return it in the enclosed postage pre-paid envelope.
You may vote your shares live at the virtual annual meeting by visiting www.virtualshareholdermeeting.com/ REZI2026. You will need to enter the 16-digit control number provided in your proxy materials to vote your shares at the virtual annual meeting.

This Notice of 2026 Annual Meeting of Shareholders and related proxy materials are being distributed or made available to shareholders beginning on April 22, 2026.
On behalf of Resideo’s Board of Directors,

JEANNINE LANE
EXECUTIVE VICE PRESIDENT,
GENERAL COUNSEL AND CORPORATE SECRETARY

Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Shareholders
to be held on Wednesday, June 3, 2026: our Proxy Statement and 2025 Annual Report are available free of charge on our Investor Relations website at investor.resideo.com.

2026 PROXY STATEMENT

2026 PROXY STATEMENT

2026 PROXY STATEMENT

Proxy Statement Summary
Below are highlights of certain information in this Proxy Statement. As it is only a summary, it may not contain all of the information that is important to you. For more complete information, please refer to the complete Proxy Statement and Resideo’s 2025 Annual Report before you vote. References to “Resideo,” the “Company,” “we,” “us” or “our” refer to Resideo Technologies, Inc.
2026 Annual Meeting of Shareholders

Date and Time:	June 3, 2026, 1:00 p.m. EDT
Place:	Via the internet at www.virtualshareholdermeeting.com/REZI2026
Record Date:	April 7, 2026
Voting:	Shareholders as of the record date are entitled to vote
Admission:	To enter Resideo’s virtual annual meeting via www.virtualshareholdermeeting.com/REZI2026, you will need the 16-digit control number provided in your proxy materials

How to Cast Your Vote
Your vote is important! Please cast your vote and play a part in the future of Resideo.
Shareholders of record on the Record Date can vote through any of the following ways:

INTERNET	PHONE	MAIL	VIRTUAL MEETING
Visit www.proxyvote.com	Call 1-800-690-6903 toll-free from the U.S. or Canada	Return the signed proxy card	Vote your shares live at the virtual annual meeting

2026 PROXY STATEMENT | 1

The deadline for voting via the internet or by telephone is 11:59 p.m. EDT on June 2, 2026. If you vote by mail, your proxy card must be received before the virtual annual meeting.
Beneficial owners who own shares through a bank, brokerage firm or similar organization can vote by returning the voting instruction form, or by following the instructions for voting via the internet or by telephone, as provided by the bank, brokerage firm or similar organization. If you own shares in different accounts or in more than one name, you may receive different voting instructions for each type of ownership. Please vote all of your shares.
If you are a shareholder of record or a beneficial owner, you may choose to vote at the virtual annual meeting. Even if you plan to attend our virtual annual meeting, please cast your vote as soon as possible. For more information on voting your shares, please see “Questions and Answers About the Annual Meeting and Voting” beginning on page 79.
About Resideo
Resideo is a global manufacturer, developer, and distributor of technology-driven sensing and controls products and solutions that help homeowners and businesses stay connected and in control of their comfort, security, energy use, and smart living. We are a leading player in key product markets including home heating, ventilation and air conditioning controls; smoke and carbon monoxide detection, home safety and fire suppression; and security. Our global footprint serves residential and commercial end-markets. Our solutions and services can be found in over 150 million residential and commercial spaces globally, with tens of millions of new devices sold annually. We manage our business operations through two business segments, Products and Solutions (“P&S”) and ADI Global Distribution (“ADI”).
On July 30, 2025, we announced our intention to separate our ADI segment through a tax-free spin-off to our shareholders (the “ADI Spin-Off”). Following the completion of the announced future ADI Spin-Off, it is anticipated that P&S will continue to operate as Resideo and ADI will become an independent public company. In light of the proposed ADI Spin-Off, Jay Geldmacher's previously announced retirement from his position as President and Chief Executive Officer is now expected to become effective upon completion of the ADI Spin-Off (the “CEO Retirement”), after which time, he will serve in an advisory capacity for six months. Following the ADI Spin-Off, Tom Surran, President of P&S, and Rob Aarnes, President of ADI, are expected to continue leading Resideo and ADI, respectively. We expect that most of our current directors will continue to serve on the board of directors of one of these companies. Additional corporate governance details for Resideo and ADI will be disclosed in the coming months, and all appointments are subject to Board approval.
Voting Matters and Board Recommendations

	VOTING MATTERS	BOARD RECOMMENDATIONS	PAGE REFERENCE (FOR MORE DETAIL)
Proposal 1.	Election of Directors	FOR Each Nominee	6
Proposal 2.	Advisory Vote to Approve Executive Compensation	FOR	43
Proposal 3.	Ratification of the Appointment of Independent Registered Public Accounting Firm	FOR	73
Proposal 4.	Shareholder Proposal Regarding Shareholder Right to Act by Written Consent	AGAINST	76

2 | 2026 PROXY STATEMENT

Director Dashboard

Our Board of Directors

Name	Age	Independent	Board Committee Memberships	Other Public Company Board Service
Andrew Teich (Chairman)	65	Yes	Innovation and Technology Nominating and Governance	Sensata Technologies Holding PLC
Jay Geldmacher (President & CEO)	70	No	None	Seagate Technology Holdings plc
Paul Deninger	67	Yes	Audit Finance (Chair) Nominating and Governance	EverQuote, Inc.
Cynthia Hostetler	63	Yes	Finance Nominating and Governance (Chair)	TriLinc Global Impact Fund, LLC Invesco Funds Vulcan Materials Company
Brian Kushner	67	Yes	Audit Finance
Jack Lazar	60	Yes	Audit (Chair) Innovation and Technology	Astera Labs, Inc. Box, Inc. GLOBALFOUNDRIES Inc.
Nina Richardson	67	Yes	Compensation and Human Capital Management Nominating and Governance	Cohu, Inc. Silicon Laboratories, Inc.
Nathan Sleeper	52	Yes	Finance	Columbus McKinnon Corporation
John Stroup	59	Yes	Compensation and Human Capital Management	Crane NXT, Co.
Sharon Wienbar	64	Yes	Compensation and Human Capital Management (Chair) Innovation and Technology	Enovis Corporation Ingram Micro Holding Corp.
Kareem Yusuf	54	Yes	Compensation and Human Capital Management Innovation and Technology (Chair)

Corporate Governance Highlights
We are committed to strong corporate governance practices and policies, as described below, that support effective Board leadership and prudent management practices.
Annual election of all directors
Majority voting for directors in uncontested elections
Independent Chairman of the Board
Robust risk oversight by full Board and Committees
Annual review of Committee charters and Corporate Governance Guidelines

2026 PROXY STATEMENT | 3

All Board committees consist solely of independent directors
Finance Committee that reviews and oversees Resideo’s capital structure and opportunities for maximizing shareholder value
Innovation and Technology Committee that oversees Resideo’s overall strategic direction and investment in technology initiatives
Rigorous risk oversight of cybersecurity programs by the Audit Committee
Annual Board and Committee evaluations
Annual advisory vote to approve executive compensation
Meaningful stock ownership guidelines for directors and executives
Adoption of proxy access
Limits on memberships on other boards
Commitment to recruiting qualified director candidates who bring diverse skills, viewpoints and experience to the board
Commitment to health, safety and environmental sustainability
Oversight of human capital management by the Compensation and Human Capital Management Committee
Oversight of our code of business conduct and our role as a responsible corporate citizen, including our corporate responsibility programs, by the Nominating and Governance Committee
Policies prohibiting short sales, hedging, margin accounts and pledging
Shareholders holding at least 25% of the outstanding stock of the Company have the right to call a special meeting
Formal shareholder engagement program and pursue ongoing dialogue with our shareholders
Executive Compensation Preview
The Compensation Discussion and Analysis section of this Proxy Statement provides a focused discussion of our executive compensation philosophy and the pay programs applicable to our named executive officers. Our compensation program design directly links compensation to the performance of our business and rewards fiscal year results through our annual incentive plan and long-term performance with equity awards.
Our Named Executive Officers
Our leadership team during fiscal 2025 included the following Named Executive Officers (“NEOs”):

NAME	POSITION
Jay Geldmacher	President and Chief Executive Officer
Michael Carlet	Executive Vice President, Chief Financial Officer
Robert Aarnes	President, ADI Global Distribution
Tom Surran	President, Products & Solutions
Jeannine Lane	Executive Vice President, General Counsel & Corporate Secretary

4 | 2026 PROXY STATEMENT

Forward-Looking Statements
This Proxy Statement and the cover letter contain “forward-looking statements” regarding expectations about future business and financial results, which speak only as of the date of this Proxy Statement. Although we believe that the forward-looking statements contained in this Proxy Statement are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance of the Company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, those described under the headings “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements” in our Annual Report on Form 10-K for the year ended December 31, 2025. You are cautioned not to place undue reliance on these forward-looking statements, which are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by our forward-looking statements. Except as required by law, we undertake no obligation to update such statements to reflect events or circumstances arising after the date of this presentation, and we caution investors not to place undue reliance on any such forward-looking statements.
The information on our website and the materials available through it are not incorporated by reference into this Proxy Statement.

2026 PROXY STATEMENT | 5

Proposal 1: Election of Directors
Our Board currently consists of eleven directors, and the Board has set the size of the Board as of this year’s Annual Meeting at eleven. All directors stand for election each year for annual terms. Our Board has nominated the director nominees for re-election to the Board. We do not know of any reason why any nominee would be unable to serve as a director. If any nominee should become unavailable to serve prior to the Annual Meeting, the shares represented by proxy will be voted for the election of such other person as may be designated by the Board. The Board may also determine to leave the vacancy temporarily unfilled or reduce the authorized number of directors in accordance with the By-Laws. Resideo’s By-Laws provide that in any uncontested election of directors (an election in which the number of nominees does not exceed the number of directors to be elected), any nominee who receives a greater number of votes cast “FOR” his or her election than votes cast “AGAINST” his or her election will be elected to the Board.
Majority Voting for Directors
Resideo’s By-Laws provide a majority voting standard for election of directors in uncontested elections. Each director will be elected by the affirmative vote of a majority of the votes cast, meaning that the number of votes cast “FOR” a director nominee exceeds 50% of the number of votes cast with respect to that director’s election.
No incumbent director nominee shall qualify for service as a director unless he or she agrees to submit upon re-nomination to the Board an irrevocable resignation effective upon such director nominee’s failure to receive a majority of the votes cast in an uncontested election. The Nominating and Governance Committee (excluding the nominee, if applicable) will make a recommendation to the Board as to whether to accept or reject the resignation, or whether other action should be taken. The Board, excluding the nominee, will act on the resignation and publicly disclose its decision in accordance with the By-Laws.
An election of directors is considered to be contested if there are more nominees for election than positions on the Board to be filled by election at the meeting of shareholders. In a contested election, the required vote would be a plurality of votes cast.
Director Nominees
The Board has affirmatively determined that each of the nominees qualifies for election under the Company’s criteria for evaluation of directors. See “Nominating Board Candidates – Procedures and Qualifications” on page 28 for more information on qualifications for director nominees. The Nominating and Governance Committee is responsible for nominating a slate of director nominees who collectively have the complementary experience, qualifications, skills and attributes to guide the Company and function effectively as a Board. The Nominating and Governance Committee believes that each of the nominees has key personal attributes that are important to an effective board, including integrity, relevant industry or professional experience, contribution to the composition, diversity of skills, viewpoints and experiences, and culture of the Board, the ability and willingness to constructively challenge management and the ability and commitment to devote sufficient time to Board duties. Set forth below is biographical information provided by the director nominees and their specific experience, qualifications and skills that have led the Board and the Nominating and Governance Committee to conclude that they should continue to serve as directors of Resideo. In addition, the Board has determined that each non-employee director nominee qualifies as an independent director under NYSE corporate governance listing standards and the Company’s director independence standards as further described under “Director Independence” on page 23.

6 | 2026 PROXY STATEMENT

Director Qualifications and Skills
Our directors have a broad range of experience that spans different industries and encompasses the relevant business and technology sectors. Directors bring a variety of qualifications, skills and viewpoints to our Board that both strengthen their ability to carry out their oversight responsibilities on behalf of our shareholders and bring richness to Board deliberations. As described above and in the director biographies, we believe our directors have key experiences, qualifications and skills that are relevant and important in light of our business, structure and growth strategy and include the following:

DIRECTOR QUALIFICATIONS AND SKILLS CRITERIA

Senior Leadership Experience
Experience serving as CEO or a senior executive that provides a practical understanding of how complex organizations function and the ability to support our commercial strategy, growth and performance

Consumer Products Experience with the retail consumer industry, e-commerce, customer service and consumer dynamics that aligns with our business strategies and opportunities

Manufacturing and Supply Chain
Experience with the operations of manufacturing facilities and supply chains that provides critical perspectives in understanding and evaluating operational planning, management and risk mitigation of our business

Technology
Experience developing and adopting new technologies as well as leading innovation initiatives that supports the execution of our vision in the comfort, energy management, safety and security solutions markets

Global Relations International business strategy, operations and substantive expertise in international matters relevant to our global business
Finance Experience with finance and financial reporting processes, including monitoring and assessing a company’s operating performance to ensure accurate financial reporting and robust controls

Public Company Board Service
Service on the boards and board committees of public companies that provides an understanding of corporate governance practices and risk management oversight as well as insights into board management and relations between the board, the CEO and senior management that will support our commitment to maintain a strong governance framework as an independent public company

Marketing Expertise in brand development, marketing and sales in local markets on a global scale relevant to our global business
Operations Experience managing the operations of a business and possessing a deep understanding of the end-markets we serve

Strategy
Practical understanding of the development and implementation of strategic priorities and the risks and opportunities that can impact the Company’s operations and strategies which will serve to drive our long-term growth

Mergers & Acquisitions Experience in business development and mergers and acquisitions to support our initiatives to identify and execute on acquisitions and investments

2026 PROXY STATEMENT | 7

The table below is a summary of the range of qualifications and skills that each director brings to the Board. The table does not include all of the qualifications that each director offers, and the fact that a particular experience, skill, or qualification is not checked for a specific director does not mean that the director does not possess it.

NAME	SENIOR LEADERSHIP EXPERIENCE	CONSUMER PRODUCTS	MANUFACTURING	TECHNOLOGY	GLOBAL RELATIONS	FINANCE	PUBLIC COMPANY BOARD SERVICE	MARKETING	OPERATIONS	STRATEGY	MERGERS & ACQUISITIONS
Andrew Teich (Chairman)
Jay Geldmacher (President & CEO)
Paul Deninger
Cynthia Hostetler
Brian Kushner
Jack Lazar
Nina Richardson
Nathan Sleeper
John Stroup
Sharon Wienbar
Kareem Yusuf

8 | 2026 PROXY STATEMENT

Director Biographies

The Board of Directors unanimously recommends a vote “FOR” each of the following director nominees.

Nominees for Election
Included in each biography are the key qualifications that led to the conclusion that such directors should serve on our Board.

Andrew Teich, 65

Chairman of the Board

Director since 2018

Committee
Memberships:
•
Innovation and Technology
•
Nominating and Governance

Other Public Company
Directorships:
•
Sensata Technologies Holding PLC

Former:
•
Juniper II Corp. (2021-2023)
•
FLIR Systems, Inc. (2013-2017)

Mr. Teich has over 40 years of experience with product and technology innovation and executive management. He brings to the Board recognized expertise in the technology industry, with a focus on imaging, sensing, artificial intelligence, energy conservation, automation and MEMS technologies, and extensive corporate governance experience at both the executive and board levels.
Key Experience and Qualifications
•
Board leadership experience
•
Served as the Lead Independent Director of the Board
•
Serves as the chairman of the board of Sensata Technologies
•
Proven ability to grow businesses
•
While at FLIR Systems, grew the market capitalization from approximately $60 million to more than $6 billion
•
M&A experience
•
Successfully acquired and integrated more than 25 domestic and international businesses

Business Experience
•
Private technology consultant (2017 to present)
•
Chief Executive Officer and President, FLIR Systems, Inc., a multinational company focused on the development of innovative imaging and sensing technologies for military, industrial and commercial applications (2013 to 2017)
•
Various executive management roles, including President, Imaging Division and President, Commercial Vision Systems and Thermography Division, FLIR Systems, which he joined after FLIR Systems acquired Inframetrics (1999 to 2013)
Certain Other Professional Experience and Community Involvement
•
Listed as an author on more than 50 U.S. and international patents
•
Known in the industry as one of the principal innovators of commercial and military thermal imaging and, while at FLIR Systems, successfully expanded into visible, radar, sonar, near infrared, and CBRNE (Chemical, Biological, Radiological, Nuclear, and Explosive) technologies/markets
Education
•
B.S. degree in marketing from Arizona State University
•
Alumnus of the Harvard Business School Advanced Management Program

2026 PROXY STATEMENT | 9

Jay Geldmacher, 70

President, Chief Executive Officer and Director

Director since 2020

Committee
Memberships:
•
None

Other Public Company
Directorships:
•
Seagate Technology Holdings plc

Former:
•
Verra Mobility Corporation
(2018-2020)
•
Owens-Illinois, Inc. (2008-2015)

Mr. Geldmacher has more than 30 years of experience in technology and manufacturing industries. In his various leadership roles, he has used his background in operations to strategically allocate capital to gain market share and grow profits in competitive technology markets. Mr. Geldmacher brings to the Board expertise in the fields of operations, technology and international growth and public company board experience.
Key Experience and Qualifications
•
Executive leadership experience
•
Serves as the President and CEO of the Company, since May 2020, where he leads an organization that provides critical comfort, residential thermal solutions, and security solutions and global wholesale distribution of low-voltage life safety, security, fire, audio visual, networking, and smart home solutions for commercial and residential markets
•
Has served in president and chief executive officer roles at several companies, developing a breadth of executive leadership experience
•
Experience in the technology industry
•
Held executive leadership positions with various technology companies since 1998

Business Experience
•
President and CEO, Resideo (2020 to present)
•
President and CEO, Electro Rent, a leader in testing and technology solutions (2019 to 2020)
•
President and CEO, Artesyn Embedded Technologies, a spin-off of Emerson Network Power’s Embedded Computing & Power business (2013 to 2019)
•
Executive Vice President, Emerson Electric Company and President, Emerson Network Power’s Embedded Computing & Power Group, a company that designed, manufactured, and distributed embedded computing and power products, systems and solutions (2007 to 2013)
•
President, Astec Power Solutions, an Emerson subsidiary (1998 to 2006)
Certain Other Professional Experience and Community Involvement
•
Has served on the board of directors of Seagate Technologies since 2012
•
Served on the boards of directors of Verra Mobility and Owens-Illinois
•
Served on the advisory boards of Vertiv Holdings and the Eller Business School at the University of Arizona Business School
Education
•
B.S. degree in marketing from the University of Arizona
•
Executive M.B.A. degree from the University of Chicago

10 | 2026 PROXY STATEMENT

Paul Deninger, 67

Independent Director

Director since 2018

Committee
Memberships:
•
Audit
•
Finance (Chair)
•
Nominating and Governance

Other Public Company
Directorships:
•
EverQuote, Inc.

Former:
•
Epiphany Technology Acquisition Corp. (2020-2023)
•
Iron Mountain Inc. (2010-2021)

Mr. Deninger has more than 35 years of experience in the technology industry. As an advisor to CEOs and a former investment banker, he has guided hundreds of companies to effectively allocate capital and other resources and to strategically create shareholder value through the use of technology and has participated in over 150 technology M&A and financing transactions. Mr. Deninger brings to the Board extensive experience on both public and private company boards, capital markets experience and a deep understanding of sustainable manufacturing.
Key Experience and Qualifications
•
Experience working with companies engaged in sustainable residential energy practices
•
Works with companies to apply new material science to, among other things, sustainable manufacturing and other positive environmental impact products and processes
•
Managed cleantech banking practice at Jefferies
•
Serves as a director of a private geothermal infrastructure company focused on helping build zero energy capable homes

Business Experience
•
Operating Partner, Material Impact, an early-stage venture firm that makes deep-tech investments in material science to support more sustainable manufacturing processes and products (2021 to present)
•
Senior Managing Director, Davis Partners Group, an advisory firm (2020 to 2022)
•
Senior Advisor, Evercore Inc., an investment banking firm (2015 to 2020)
•
Senior Managing Director, Evercore (2011 to 2015)
•
Vice chairman of Jefferies Group LLC, a global investment bank and institutional securities firm (2003 to 2010)
•
Chairman and CEO, Broadview International LLC, a mergers and acquisitions advisory firm focused on the technology industry that was sold to Jefferies in 2003 (1998 to 2003)
Certain Other Professional Experience and Community Involvement
•
Chairman of the board of directors of privately held Generation Phoenix, Ltd. (since 2023)
•
Vice chairman of the board of directors of Epiphany Technology Acquisition Corp. (2020 to 2023)
•
Serves on the boards of directors of privately held EcoSmart Solutions, OxipitalAI, Omnizare Imaging, Folio Photonics, AgZen and Fusion Coolant Systems
•
Serves on the board of advisors of Tomorrow.io (formerly ClimaCell) and on the Presidential Advisory Council of the Berklee College of Music
Education
•
B.S. degree from Boston College
•
M.B.A. degree from Harvard Business School

2026 PROXY STATEMENT | 11

Cynthia Hostetler, 63

Independent Director

Director since 2020

Committee
Memberships:
•
Finance
•
Nominating and Governance (Chair)

Other Public Company
Directorships:
•
TriLinc Global Impact Fund, LLC
•
Vulcan Materials Company
•
Invesco Funds (trustee of registered investment company)

Former:
•
Textainer Group Holdings Limited (2020-2024)
•
Genesee & Wyoming, Inc.
(2018-2019)
•
Edgen Group Inc. (2013-2014)

Ms. Hostetler has more than 25 years of leadership experience managing large investment funds (with significant global markets investments), guiding institutional investors and allocating capital resources for businesses. As a public company director, she has experience overseeing governance and regulatory compliance. Ms. Hostetler brings to the board expertise in governance, finance, investment management and corporate responsibility.
Key Experience and Qualifications
•
Expertise in institutional investor issues
•
Serves as a full-time non-executive board member for companies ranging from start-ups to members of the S&P 500
•
Serves on the boards of directors of several mutual funds
•
Governance experience
•
Led a private equity fund focused on corporate responsibility, sustainable economic development and impact
•
Governance Committee Chair of TriLinc Global Impact Fund, LLC; prior experience as governance committee chair of other public companies
•
Investment experience
•
Head of Investment Funds and Private Equity, Overseas Private Investment Corporation (now the U.S. International Development Finance Corporation), a development finance institution and agency of the U.S. government, a role she held as a presidential appointee (2001 to 2009), overseeing a multi-billion-dollar private equity fund

Business Experience
•
President, First Manhattan Bancorporation, a regional Midwestern bank holding company (1991 to 2006)
•
Corporate lawyer, Simpson Thacher & Bartlett in New York
Certain Other Professional Experience and Community Involvement
•
Serves on the board of governors of Investment Company Institute and on the board of the Independent Directors Council
•
Served as a trustee and investment committee chair of Aberdeen International Funds and on the boards of directors of Artio Global Funds, First Manhattan Bancorporation Edgen Group Inc. and Genesee & Wyoming, Inc.
Education
•
B.A. degree from Southern Methodist University
•
J.D. degree from the University of Virginia School of Law

12 | 2026 PROXY STATEMENT

Brian Kushner, 67

Independent Director

Director since 2019

Committee
Memberships:
•
Audit
•
Finance

Other Public Company
Directorships:
•
None

Former:
•
Cumulus Media Inc. (2018-2026)
•
Mudrick Capital Acquisition Corporation II (2020-2022)
•
Thryv, Inc. (2016-2020)
•
Mudrick Capital Acquisition Corporation (2018-2020)
•
Luxfer Holdings PLC (2016-2018)
•
EveryWare Global, Inc.
(2015-2016)

Dr. Kushner has more than 40 years of experience leading telecommunications, media, manufacturing, consumer products, technology, and defense companies, having served in leadership roles at 36 public and private companies. He brings to the Board expertise in optimizing corporate performance, including in the areas of corporate strategy, M&A, revenue enhancement, governance, customer service and support, cost reduction, new product introduction, supply chain management and complex financial and operational restructuring.
Key Experience and Qualifications
•
Advisory leadership experience
•
Leads FTI’s Board of Director practice and is the former leader of the private capital advisory services practice at FTI’s Private Equity practice, which he started in 2017 and grew to just under 10% of FTI’s revenues by June 2023. He is also the former leader of FTI’s Technology practice and Aerospace and Defense practice, and former co-leader of its Activism practice. At FTI, he has led or supported over 100 engagements across the spectrum of corporate performance enhancement
•
M&A experience
•
Worked on the acquisition or disposition of more than 35 public and private companies and major assets while serving as an independent director, CEO or chief restructuring officer

Business Experience
•
Senior Managing Director, FTI Consulting, Inc., a global business advisory firm (2009 to present)
•
Co-founder, CXO, L.L.C., a boutique interim and turnaround management consulting firm that was acquired by FTI in 2008 (2001 to 2008)
•
Has served as CEO of over 10 companies, including four telecom companies, two software companies, a data center company and a defense contractor
•
Periodically has served as an independent director, the CEO, interim CEO or chief restructuring officer of a variety of companies, including several that elected to utilize bankruptcy proceedings as part of their financial restructuring process and, as such, served as an executive officer of various companies that filed bankruptcy petitions under federal law
Certain Other Professional Experience and Community Involvement
•
Previously served on the boards of directors of companies, including Cumulus Media Inc., Thryv, Inc., Mudrick Capital Acquisition II, Zodiac Systems; Damovo PLC, Mudrick Capital Acquisition, Luxfer Holdings PLC, EveryWare Global (now The Oneida Group), DLN Holdings LLC, Sage Telecom, Inc., Pacific Crossing Limited and Headway Solutions
•
Serves as a member of the Chancellor’s Council Executive Committee of the University of Texas System, a member of the Advisory Council of the College of Natural Sciences at the University of Texas at Austin and an Emeritus member of the Cornell University Engineering College Council
Education
•
B.S. degree in Applied and Engineering Physics from Cornell University
•
M.S. degree in Applied Physics and minor in Electrical Engineering from Cornell University
•
Ph.D. in Applied Physics from Cornell University

2026 PROXY STATEMENT | 13

Jack Lazar, 60

Independent Director

Director since 2018

Committee
Memberships:
•
Audit (Chair)
•
Innovation and Technology

Other Public Company
Directorships:
•
Astera Labs, Inc.
•
Box, Inc.
•
GLOBALFOUNDRIES Inc.

Former:
•
ThredUp Inc. (2017-2025)
•
Silicon Laboratories Inc.
(2013-2022)
•
Casper Sleep, Inc. (2019-2022)
•
Mellanox Technologies, Ltd.
(2018-2020)
•
Quantenna Communications
(2016-2019)
•
TubeMogul, Inc. (2013-2016)

Mr. Lazar has over 35 years of experience in finance and operational roles at companies in Silicon Valley that span multiple industries with a heavy focus on enterprise and consumer technology. He brings to the Board expertise in financial and operations matters as a public company officer in addition to his service on public and private company boards, and as chair of multiple audit and other committees.
Key Experience and Qualifications
•
Demonstrated ability to raise capital
•
Completed and raised $1.4 billion in the 2014 GoPro IPO and subsequently completed multiple acquisitions
•
Completed the Atheros IPO in 2004 and closed the sale of Atheros to Qualcomm in 2013
•
Served on the Board of multiple companies which raised over $3.8 billion combined in their IPOs including TubeMogul, Quantenna Communications, Casper Sleep, ThredUp, GLOBALFOUNDRIES, and Astera Labs
•
Executive leadership experience
•
Served as a public company executive at multiple companies, including in CFO and corporate development roles, since 1992
•
Independent auditor
•
Served as a senior auditor at Price Waterhouse (now PricewaterhouseCoopers) from 1987 to 1992

Business Experience
•
Chief Financial Officer, GoPro, Inc., a leader in mobile capture devices, software, and entertainment solutions (2014 to 2016)
•
Independent business consultant (2013 to 2014 and 2025 to present)
Senior Vice President, Corporate Development and General Manager, Qualcomm Atheros, Inc., a developer of communications semiconductor solutions (2011 to 2013)
•
Senior Vice President of Corporate Development and Chief Financial Officer (and a variety of other roles), Atheros Communications, a provider of technologies for wireless and wired communications (2004 to 2011)
Certain Other Professional Experience and Community Involvement
•
Serves on the board of directors of the Northern Californian Chapter of the National Association of Corporate Directors and is President of the Accounting Advisory Board at Santa Clara University
•
Served on the board, including as chair, for multiple late-stage private companies
•
Certified public accountant (inactive)
Education
•
B.S. degree in commerce with an emphasis in accounting from Santa Clara University

14 | 2026 PROXY STATEMENT

Nina Richardson, 67

Independent Director

Director since 2018

Committee
Memberships:
•
Compensation and Human Capital Management
•
Nominating and Governance

Other Public Company
Directorships:
•
Cohu, Inc.
•
Silicon Laboratories, Inc.

Former:
•
Eargo, Inc. (2020-2022)
•
Callidus Software, Inc.
(2017-2018) Acquired by SAP
•
Zayo Group Holdings, Inc.
(2015-2018)
•
Silicon Graphics International Corp. (2016) Acquired by HPE

Ms. Richardson has over 35 years of executive experience in global electronics manufacturing and supply chain from her years at both OEM and EMS providers. She also has experience leading engineering development and new product introduction organizations and, as an experienced director and nominating and governance committee chair, she provides expertise with respect to sustainability and governance programs.
Key Experience and Qualifications
•
Global operational and leadership experience
•
COO at GoPro (2013 to 2015) instrumental in scaling leadership and processes and a key member of the executive team that took the company public. Responsible for engineering, operations, sales, customer support, quality, human resources and information technology
•
VP/GM of Flex Inc. (formerly Flextronics, Inc.), a global EMS provider, responsible for global electronics manufacturing operations with over 1,000 employees in multiple geographies
•
Executive positions in consumer electronics, technology, energy, lighting and manufacturing
•
Experience in the technology sector
•
Serves as a director at two privately held technology and biotechnology organizations
•
Completed NACD’s Cybersecurity Certification
•
Completed UC Berkeley Artificial Intelligence: Business Strategies and Applications
•
In-depth knowledge of human capital operations and sustainability
•
Experience as a director leading governance and corporate responsibility oversight at public companies
•
Executive oversight of people operations and executive team leadership at GoPro

Business Experience
•
Chief Operating Officer, GoPro, Inc. (2013 to 2015)
•
Held executive positions of increasing responsibility at Flex, a global electronics and manufacturing service provider
Certain Other Professional Experience and Community Involvement
•
Managing director of Three Rivers Energy, Inc., a company she co-founded, from 2004, until its sale to Pilot Power Group in 2023
•
Independent consultant and service on several private technology company boards
•
Mentor and coach to women leaders and private company CEOs
Education
•
B.S. degree in industrial engineering from Purdue University
•
Executive M.B.A. degree from Pepperdine University

2026 PROXY STATEMENT | 15

Nathan Sleeper, 52

Independent Director

Director since 2024

Committee
Memberships:
•
Finance

Other Public Company
Directorships:
•
Columbus McKinnon Corporation

Former:
•
Beacon Roofing Supply Inc.
(2015-2016; 2018-2023)
•
Core & Main, Inc. (2021-2024)
•
Atkore International Group Inc. (2016-2018)
•
HD Supply Holdings, Inc.
(2013-2014)
•
Hertz Global Holdings, Inc.
(2006-2011)

Mr. Sleeper has been with Clayton, Dubilier & Rice, LLC since 2000. He serves as CD&R’s Chief Executive Officer, chairs CD&R’s executive committee, and is a member of its investment, operating review, and compliance committees. He also leads the firm’s industrials investment vertical and is responsible for firm operations. Prior to CD&R, he worked in the investment banking division of Goldman Sachs.
Key Experience and Qualifications
•
Investment experience
•
Broad experience in the financial and investment communities brings important insights into business strategy to our Board
•
Deep insights into the industrials markets that are relevant to Resideo

Business Experience
•
Chief Executive Officer, Clayton Dubilier & Rice, a private equity firm (2020 to present); various roles in increasing responsibility since joining in 2000
Certain Other Professional Experience and Community Involvement
•
Previously served on the boards of publicly traded Beacon Roofing Supply Inc., Core & Main, Inc., Atkore International Group Inc., HD Supply Holdings, Inc., and Hertz Global Holdings, Inc., as well as on numerous privately held company boards
•
Member of the Business Council, serves on the Williams College Board of Trustees and is Chair of the Investment Committee for the college’s endowment
Education
•
B.A. degree from Williams College
•
M.B.A. from Harvard Business School

16 | 2026 PROXY STATEMENT

John Stroup, 59

Independent Director

Director since 2024

Committee
Memberships:
•
Compensation and Human Capital Management

Other Public Company
Directorships:
•
Crane NXT, Co.

Former:
•
Crane Company (2023-2024)
•
Belden, Inc. (2005-2021)
•
Tenneco, Inc. (2020-2022)
•
Zurn Elkay Water Solutions Corporation (2008-2023)
•
Regal Rexnord (2008-2023)

Mr. Stroup became a Partner at Clayton, Dubilier & Rice in 2024, having served as an Operating Advisor since 2021. Prior to this, Mr. Stroup served as the Executive Chairman of Belden, a global leader in signal transmission and security solutions, from May 2020 to February 2021. Prior to his role as Executive Chairman, Mr. Stroup had been the President and Chief Executive Officer since 2005. Prior to joining Belden, Mr. Stroup was employed by Danaher Corporation. He initially served as Vice President, Business Development and was promoted to President of a division of Danaher’s Motion Group and later to Group Executive of the Motion Group. Prior to his time at Danaher, he was Vice President of Marketing with Scientific Technologies Inc. In his capacity as a partner at Clayton, Dubilier & Rice, Mr. Stroup serves as a director or board member at several portfolio companies.
Key Experience and Qualifications
•
Senior leadership experience
•
Proven leadership skills with over 15 years of experience as President, Chief Executive Officer and Director of Belden Inc., a global leader in signal transmission and security solutions
•
More than 30 years of experience in industrial manufacturing of highly engineered products and business strategy development.

Business Experience
•
Partner, Clayton Dubilier & Rice, a private equity firm (2024 to present)
•
Operating Advisor, Clayton Dubilier & Rice, a private equity firm (2021 to 2024)
•
President and Chief Executive Officer, Belden Inc., a global leader in signal transmission and security solutions (2005 to 2020); Chairman (2016 to 2020); Executive Chairman (2020 to May 2021)
•
Served on numerous private company boards since 2008
Education
•
B.S. degree in Mechanical Engineering from Northwestern University
•
M.B.A. from University of California-Berkeley

2026 PROXY STATEMENT | 17

Sharon Wienbar, 64

Independent Director

Director since 2018

Committee
Memberships:
•
Compensation and Human Capital Management (Chair)
•
Innovation and Technology

Other Public Company
Directorships:
•
Enovis Corporation (formerly
Colfax Corporation)
•
Ingram Micro Holding Corp.

Former:
•
Covetrus, Inc. (2020-2022)
•
Everyday Health (2007-2016)
•
Glu Mobile, Inc. (2004-2008)

Ms. Wienbar has over 30 years of experience leading corporate growth as an investor in and advisor to software start-up companies and as an operating executive, investor and corporate strategist. She brings to the Board leadership experience, technology investment experience and an understanding of innovation drivers.
Key Experience and Qualifications
•
Investment experience
•
Led investments in software, internet and mobile companies
•
Marketing and technology leaderships
•
Served as an executive at several software companies, including CEO of Hackbright
•
Launched her tech career at Adobe Systems, starting as Product Manager for Asian Products and later led marketing for many of Adobe’s applications

Business Experience
•
Limited Partner, Operator Collective, a group of limited partners in the b2b technology arena (2019)
•
Strategic Advisor, Capella Education Company, an education services company that acquired Hackbright Academy (2016 to 2017)
•
Chief Executive Officer, Hackbright Academy, a technology training firm (2015 to 2016)
•
Partner, Scale Venture Partners (known as BA Venture Partners prior to 2007), a technology venture capital firm (2001 to 2015)
Certain Other Professional Experience and Community Involvement
•
Serves on the boards of directors of Planned Parenthood Direct, TrueAnthem, USRowing and USRowing Foundation
•
Served on Microsoft Inc.’s venture advisory committee and on the boards of directors of Applause and Actiance, Inc.
•
Prominent public speaker and published author on venture capital and the #changetheratio diversity effort
Education
•
B.S. degree in engineering from Harvard University
•
M.S. degree in engineering from Harvard University
•
M.B.A. degree from Stanford University

18 | 2026 PROXY STATEMENT

Kareem Yusuf, 54

Independent Director

Director since 2021

Committee
Memberships:
•
Compensation and Human Capital Management
•
Innovation and Technology (Chair)

Other Public Company
Directorships:
•
None

Dr. Yusuf leads IBM’s mission to expand its global ecosystem, elevate its partnerships, and develop and scale new business opportunities and strategic alliances for the company. Dr. Yusuf has senior leadership experience from his more than 25 years working at IBM, including in the areas of offering management, software development, SaaS operations, mergers and acquisitions and field technical sales. Dr. Yusuf brings to the Board vast technical expertise through his work managing and growing market-leading brands and applications.
Key Experience and Qualifications
•
Senior leadership experience
•
Joined IBM in 1998 and has held positions of increasing responsibility in technical sales and support, product management, mergers and acquisitions, strategy and software development
•
Experience in the technology sector
•
Manages IBM’s Software product portfolio with a focus on enabling clients to leverage AI and intelligent insights to transform their business operations
•
Experience with leading sustainability efforts
•
Leads IBM’s sustainability initiative, focusing on harnessing the power of data and AI to help IBM and its clients create more efficient, resilient and sustainable business operations
•
Responsible for IBM’s Corporate Environment Affairs team, which is responsible for IBM’s global sustainability performance

Business Experience
•
Senior Vice President, Ecosystem, Strategic Partners & Initiatives, International Business Machines Corporation (“IBM”) (since 2025)
•
Senior Vice President, Product Management and Growth, IBM Software (2023-2024)
•
General Manager, IBM Sustainability Software business unit of IBM (2020 to 2023)
•
General Manager, Watson IoT business unit of IBM (2018 to 2020)
•
Chief Product Officer and Chief Technology Officer, Watson Customer Engagement business unit of IBM (2016 to 2018)
Certain Other Professional Experience and Community Involvement
•
Author of “Enterprise Messaging Using JMS and IBM WebSphere”
Education
•
B.S. degree in civil engineering from the University of Berlin
•
M.S. degree in structural engineering from the University of Manchester
•
Ph.D. in civil engineering from the University of Leeds

2026 PROXY STATEMENT | 19

Our Governance Framework
Our corporate governance framework is a set of principles, guidelines and practices that support strong performance and long-term value creation for our shareholders. Our commitment to good corporate governance is integral to our business and reflects not only regulatory requirements, NYSE listing standards and broadly recognized governance practices, but also effective leadership by our senior management team and oversight by our Board.
Our Board is committed to maintaining the highest standards of corporate governance. Our Board is guided by our Corporate Governance Guidelines, which address director responsibilities, director skills and characteristics, memberships on other boards, director access to management and other employees, director orientation and continuing education, average director tenure and the annual performance evaluations of the Board and Committees. Because corporate governance practices evolve over time, our Board will review our Corporate Governance Guidelines, Committee charters and other governance policies at least once a year and update them as necessary and appropriate.
Our Board and Culture
Our Board is deeply engaged, provides informed and meaningful guidance and feedback, and maintains an open dialogue with management based on a clear understanding of our strategic plans. At each Board meeting, we review components of our long-term strategy with our directors and engage in constructive dialogue which our leadership team embraces. Our directors have access to our officers and employees to address questions, comments or concerns. Additionally, the Board and Committees have the power to hire independent legal, financial or other advisors without approval from, or consultation with, Resideo management.
Our Board also takes an active role in ensuring we embrace “best practices” in corporate governance. The partnership and oversight of a strong and multi-faceted Board with diverse perspectives rooted in deep experience in global business, finance, technology and strategy are essential to creating long-term shareholder value.
Corporate Governance Overview
Presented below are some highlights of our corporate governance program. You can find details about these and other corporate governance policies and practices within this Proxy Statement.

KEY GOVERNANCE PRACTICES
CORPORATE GOVERNANCE GUIDELINES
•
Our Corporate Governance Guidelines have been designed to assist the Board in the exercise of its duties and responsibilities to our Company. They reflect the Board’s commitment to monitor the effectiveness of decision-making at the Board and management levels with a view toward achieving our strategic objectives.
•
The guidelines are reviewed annually and subject to modification by the Board at any time.

INDEPENDENT BOARD	• 10 of our 11 directors are independent as defined by the listing standards of the NYSE.
BOARD COMPOSITION
•
Currently, the Board has fixed the number of directors at 11.
•
The Board will regularly assess its performance and can adjust the number of directors according to the needs of the Board and the Company.
•
As shown under “Director Qualifications and Skills” beginning on page 7 and in the biographies of the directors beginning on page 9, our Board has a diverse mix of skills, experience and backgrounds that support our growth and commercial strategy.

20 | 2026 PROXY STATEMENT

KEY GOVERNANCE PRACTICES
BOARD COMMITTEES
•
The Board consists of five standing committees:
•
Audit,
•
Compensation and Human Capital Management,
•
Nominating and Governance,
•
Finance, and
•
Innovation and Technology.
•
Each of our committees is currently composed entirely of independent directors.
•
Each Board committee has a written charter, and Board committee charters are reviewed and re-assessed annually.
•
Each committee charter is posted and available on our Investor Relations website at investor.resideo.com.

MEMBERSHIPS ON OTHER BOARDS
•
Under our Corporate Governance Guidelines, directors who serve as executive officers of public companies should not serve on more than two public company boards (including their own).
•
Other directors should not serve on more than four public company boards (including service on our Board) unless the Board determines that such simultaneous service does not impair the ability of such member to effectively serve as a Company Board member.
•
Directors are required to advise the Chair of the Nominating and Governance Committee in advance of accepting an invitation to serve on another public company board.
•
For additional information, please see “Memberships on Other Boards” on page 30.

BOARD DEMOGRAPHICS	• Three of our 11 Board members are women and one is Black.
ROBUST RISK OVERSIGHT
•
Our full Board is responsible for risk oversight. In addition, the oversight of certain key risks have been delegated to the appropriate committee of the Board. Our Board oversees management as it fulfills its responsibilities for the assessment and mitigation of risks and for taking appropriate risks. For additional information, please see “The Board’s Role in Risk Oversight” on page 27.

BOARD AND COMMITTEE SELF-EVALUATION
•
The Board conducts an annual self-evaluation led by the Nominating and Governance Committee to determine whether it and its committees are functioning effectively and to solicit feedback from directors as to whether the Board is continuing to evolve and be refreshed in a manner that serves the needs of the Company.

MAJORITY VOTING OF DIRECTORS
•
Our By-Laws provide for majority voting in uncontested elections of directors. Any directors standing for election must agree to submit, upon election, an irrevocable resignation that would become effective upon that director’s failure to receive a majority vote in a future election if the Board accepts such resignation.

INTEGRITY & COMPLIANCE PROGRAM
•
The Audit Committee regularly reviews the Company’s integrity and compliance program, and the Nominating and Governance Committee provides oversight of the Company’s policies related to its Code of Business Conduct.
•
The Company provides several mechanisms for employees and third parties to report concerns (including anonymously), enforces a strict non-retaliation policy, and ensures prompt, thorough and objective investigations.
•
All employees are required to complete integrity and compliance training, and the Company provides comprehensive training on additional key compliance topics, available in over 15 languages.
•
All employees and members of the Board are subject to the Code of Business Conduct.
•
Regional integrity and compliance councils meet quarterly to discuss key compliance topics and to provide feedback with regard to the integrity and compliance program.

2026 PROXY STATEMENT | 21

KEY GOVERNANCE PRACTICES
OVERSIGHT OF CORPORATE RESPONSIBILITY AND HUMAN CAPITAL MANAGEMENT
•
Our Nominating and Governance Committee oversees our role as a responsible corporate citizen, including key aspects of our corporate responsibility programs.
•
Our Compensation and Human Capital Management Committee oversees our human capital management practices. Management regularly reports to the committee regarding culture and inclusion initiatives, our total rewards philosophy, and our plans, policies and programs related to hiring, development and retention.

BOARD OVERSIGHT OF POLITICAL CONTRIBUTIONS	• The Nominating and Governance Committee oversees our policies and practices relating to political contributions. Company policy prohibits direct contributions by Resideo to any political campaigns.
SHAREHOLDER RIGHTS
•
We have a formal shareholder engagement program and maintain ongoing dialogue with our shareholders.
•
Subject to certain terms and conditions, our By-Laws provide that shareholders who have maintained continuous qualifying ownership of at least 3% of our outstanding common stock for at least three years may use our annual meeting proxy statement to nominate a number of director candidates not to exceed the greater of two candidates or 20% of the number of directors then in office.
•
Shareholders holding at least 25% of the outstanding stock of the Company have the right to call a special meeting.
•
We do not have a poison pill, nor do we have supermajority voting provisions.

SUCCESSION PLANNING
•
Our Board oversees and annually reviews leadership development and assessment initiatives, as well as short- and long-term succession plans for the CEO and other senior management. This includes reviewing and approving the Chief Executive Officers for each of Resideo and ADI in connection with the anticipated ADI Spin-Off, which we announced on July 30, 2025, and as a result of the planned CEO Retirement.

HEDGING AND PLEDGING PROHIBITIONS
•
Our directors, officers and employees are prohibited from engaging in short sales of Resideo securities and selling or purchasing puts or calls or otherwise trading in or writing options on Resideo securities and using certain financial instruments (including forward sale contracts, equity swaps, collars and exchange funds), holding securities in margin accounts or pledging Resideo securities as collateral, in each case, that are designed to hedge or offset any decrease in the market value of Resideo securities.

STOCK OWNERSHIP GUIDELINES
•
We have meaningful stock ownership guidelines:
•
CEO: 6x base salary
•
Other Executive Officers: 3x base salary
•
Non-employee directors: 5x annual cash retainer
•
Five-year period from appointment or election to meet the ownership requirement

CLAWBACK POLICY
•
We have a clawback policy requiring that, in the event the Company is required to prepare an accounting restatement, the Company will reasonably promptly recover any excess incentive-based compensation paid to our current and former executive officers based on any misstated financial reporting measure that was received during the three-year period preceding the date the Company is required to prepare the restatement.

Our Certificate of Incorporation, By-Laws, Committee Charters, Corporate Governance Guidelines and Code of Business Conduct are available on our Investor Relations website at investor.resideo.com. Paper copies of these documents can be obtained by writing to Resideo Technologies, Inc., 16100 N. 71st St., Suite 550, Scottsdale, AZ 85254, Attention: Corporate Secretary.

22 | 2026 PROXY STATEMENT

Board Leadership Structure
The Company’s current Board leadership structure separates the roles of an independent Chairman and CEO. The Board believes the current structure of separating the roles of Chairman and CEO allows for alignment of corporate governance with the interests of shareholders. The Board believes that this structure allows our CEO to focus on operating and managing the Company and leverages our Chairman’s experience in guidance and oversight. While the Board believes that this structure currently is in the best interests of Resideo and its shareholders, it does not have a policy with respect to separating the roles of Chairman and CEO; however, at any time when the Chairman is not independent, our Corporate Governance Guidelines require that a Lead Independent Director be elected by the independent directors, with such Lead Independent Director having the duties and responsibilities set forth in those guidelines.
Director Independence
Providing objective, independent judgment is at the core of the Board’s oversight function. The Nominating and Governance Committee conducts an annual review of the independence of the directors and reports its findings to the full Board. The Board has affirmatively determined that all non-employee directors satisfy the independence criteria in the applicable NYSE listing standards and SEC rules (including the enhanced criteria with respect to members of the Audit Committee and the Compensation and Human Capital Management Committee).
For a director to be considered independent, the Board must determine that the director does not have any material relationships with Resideo, either directly or as a partner, shareholder or officer of an organization that has a relationship with Resideo, other than as a director and shareholder. Material relationships can include vendor, supplier, consulting, legal, banking, accounting, charitable and family relationships, among others. The Board’s assessment of independence is based on information derived from Resideo’s books and records and responses to questionnaires completed by the directors and officers in connection with the preparation of this Proxy Statement. Mr. Geldmacher, as an employee of Resideo, is the only director who does not satisfy the independence criteria described below.
Committees of the Board
Our Board consists of five standing Committees: Audit, Compensation and Human Capital Management, Nominating and Governance, Finance and Innovation and Technology. The Board has adopted written charters for each Committee, which are available on our Investor Relations website at investor.resideo.com. All Board members are invited to attend the meetings of each Committee, except as restricted by independence standards.
The following table sets forth the Board Committees and the current members of each of the Committees.

	Independent	Audit	Compensation and Human Capital Management	Nominating and Governance	Finance	Innovation and Technology
Andrew Teich				Member		Member
Paul Deninger		Member		Member	Chair
Jay Geldmacher
Cynthia Hostetler				Chair	Member
Brian Kushner		Member			Member
Jack Lazar		Chair				Member
Nina Richardson			Member	Member
Nathan Sleeper					Member

2026 PROXY STATEMENT | 23

	Independent	Audit	Compensation and Human Capital Management	Nominating and Governance	Finance	Innovation and Technology
John Stroup			Member
Sharon Wienbar			Chair			Member
Kareem Yusuf			Member			Chair
2025 Meetings		9	7	6	8	5

Each of our committees currently consists solely of directors who have been determined by the Board to be independent in accordance with SEC regulations, NYSE listing standards and the Company’s director independence standards (including the heightened independence standards and considerations for members of the Audit and Compensation and Human Capital Management Committees).

COMMITTEE	RESPONSIBILITIES
AUDIT COMMITTEE Jack Lazar, Chair Paul Deninger Brian Kushner
•
Appoint and recommend to the shareholders for approval the firm to be engaged as the Company’s independent auditor and be directly responsible for the compensation, retention and oversight of the independent auditor, including the resolution of disagreements between management and the independent auditor regarding financial reporting;
•
Review the results of each external audit and other matters related to the conduct of the audit and advise the Board on whether it recommends that the audited financial statements be included in the annual report on Form 10-K;
•
Review with management and the independent auditors, prior to filing, the interim financial results to be included in quarterly reports on Form 10-Q;
•
Review and discuss with the independent auditors any identified critical audit matters;
•
Evaluate the independent auditor’s performance at least annually;
•
Approve all non-audit engagements with the independent auditor;
•
Review reports of the independent auditor and the chief internal auditor related to the adequacy of the Company’s internal accounting controls, disclosure processes and its procedures designed to ensure compliance with laws and regulations;
•
Consider and review, in consultation with the independent auditor and the chief internal auditor, the scope and plan for forthcoming external and internal audits;
•
Review annually the performance of the internal audit group;
•
Review annually the effectiveness of the integrity and compliance program;
•
Review management’s assessment of the effectiveness of the Company’s internal control over financial reporting;
•
Review, approve and establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters or other legal, ethical, reputational or regulatory concerns;
•
Produce the annual Report of the Audit Committee included in the Proxy Statement; and
•
Oversee major financial risks and enterprise exposures and risk assessment and risk management policies, including risks related to cybersecurity and primary IT systems of record, material litigation and matters related to risks of the Company’s supply chain, manufacturing processes and product quality.

Each member of the Audit Committee is an independent director under applicable SEC rules and NYSE listing standards and is “financially literate” under NYSE listing standards. The Board has determined that Messrs. Lazar, Deninger and Kushner each qualify as an “audit committee financial expert” under applicable SEC rules. In addition to Resideo, Mr. Lazar currently serves on the audit committee of three other public reporting companies. In February 2026, upon the review and recommendation of the Nominating and Governance Committee, the Board determined that Mr. Lazar’s simultaneous service on both the audit committees and boards of directors of four public companies (including the Company Board), did not impair his ability to effectively serve on the Company’s Audit Committee nor the Board and should not hinder his nomination for re-election to our Board in 2026.

24 | 2026 PROXY STATEMENT

COMMITTEE	RESPONSIBILITIES
COMPENSATION AND HUMAN CAPITAL MANAGEMENT COMMITTEE Sharon Wienbar, Chair Nina Richardson John Stroup Kareem Yusuf
•
Review and approve the corporate goals and objectives relevant to the compensation of the CEO, evaluate the CEO’s performance relative to these goals and objectives and determine and approve the CEO’s compensation level;
•
Review and approve the annual salary and other remuneration of the executive officers;
•
Periodically review the operation and structure of the Company’s compensation programs;
•
Review proposals for and determine total share usage under the Company’s equity compensation programs;
•
Oversee the Company’s plans, policies and programs related to hiring, development and retention of talent;
•
Review or take such action in connection with the bonus, stock, retirement and other benefit plans of the Company and its subsidiaries;
•
Establish and review annual stock ownership guidelines applicable to directors and senior management;
•
Advise the Board with respect to proposed changes in Board or committee compensation;
•
Review and discuss with management the Compensation Discussion and Analysis and other executive compensation disclosure included in the Proxy Statement;
•
Assist the Board in oversight of the Company’s policies and strategies relating to human capital management;
•
Produce the annual Compensation and Human Capital Management Committee Report included in the Proxy Statement; and
•
Exercise sole authority to retain and terminate a compensation consultant, as well as to approve the consultant’s fees and other terms of engagement. See “Oversight of Independent Compensation Consultant” on page 26 regarding the Compensation and Human Capital Management Committee’s engagement of a compensation consultant.

The Compensation and Human Capital Management Committee may form and delegate its authority to subcommittees and management, when appropriate, including delegation to the CEO to determine and approve annual incentive and long-term incentive awards for non-executive employees of the Company as prescribed by the Compensation and Human Capital Management Committee. For more information on the responsibilities and activities of the Compensation and Human Capital Management Committee, including its processes for determining executive compensation, see “Compensation Discussion and Analysis” beginning on page 44.

NOMINATING AND GOVERNANCE COMMITTEE Cynthia Hostetler, Chair Paul Deninger Nina Richardson Andrew Teich
•
Make recommendations to the Board concerning size, composition and organization of the Board, qualifications and criteria for election to the Board, nominees to be proposed by the Company for election to the Board, retirement from the Board, whether to accept any resignation tendered by a director and Board Committee assignments;
•
Actively seek individuals qualified to become Board members and recommend them to the full Board for consideration, including evaluating all potential candidates, including those suggested or nominated by third parties;
•
Consider director candidates holistically to ensure a diversity of perspectives, taking into consideration factors such as skills, experience, and other demographic characteristics;
•
Make recommendations to the Board on the disclosures in the Proxy Statement on director independence, governance and director nomination matters;
•
Oversee the Company’s new director orientation program and continuing education program for incumbent directors;
•
Review and reassess the adequacy of the Company’s Corporate Governance Guidelines;
•
Oversee and report to the Board on the Company’s compliance with its programs relating to the Code of Business Conduct;
•
Oversee and report to the Board regarding the Company’s insider trading policies and procedures;
•
Oversee and report to the Board on the Company’s role as a responsible corporate citizen, including its corporate responsibility programs;
•
Oversee, and coordinate with other Committees as necessary, matters related to the Company’s supply chain processes;
•
Review reports from management regarding supply chain strategies and plans, including critical supply chain assessments;
•
Coordinate with the Audit Committee to properly assess risk related to the Company’s supply chain;
•
Review reports from management regarding governance trends and the priorities of the Company’s shareholders; and
•
Oversee the annual performance review of the Board and its Committees.

FINANCE COMMITTEE Paul Deninger, Chair Cynthia Hostetler Brian Kushner Nathan Sleeper
•
Review matters related to the Company’s capital structure and allocation, financial condition, leverage and financial strategies, interest rate risk, expense management, strategic investments and dispositions such as significant mergers, acquisitions, divestitures, joint ventures, real estate purchases and other debt and equity investments;
•
Consider, review and recommend to the Board any Company dividend and share repurchase policies and programs;
•
Approve the Company’s derivatives and hedging policies and strategies for managing interest rate and foreign exchange rate exposure;
•
Review the Company’s investment policies and practices, credit ratings and ratings strategy;
•
Review the Company’s investor relations strategy;
•
Review the Company’s insurance practices and strategy; and
•
Review the types of information to be disclosed in connection with earnings releases and earnings guidance provided to analysts and rating agencies.

2026 PROXY STATEMENT | 25

COMMITTEE	RESPONSIBILITIES
INNOVATION AND TECHNOLOGY COMMITTEE Kareem Yusuf, Chair Jack Lazar Andrew Teich Sharon Wienbar
•
Facilitate the Board’s oversight, review, discussion and understanding of the Company’s major technology and innovation strategies and plans in the following key areas:
•
Overall strategy and plans for major new products and solutions, summarizing key selling points/differentiation, enabling technologies, financial objectives and competitive positioning;
•
Investments in technology and software platforms; and
•
Technology trends that could significantly affect the Company and the businesses in which we operate, including the use of artificial intelligence across our Company and as part of our products and solutions.

Compensation and Human Capital Management Committee Matters
Compensation and Human Capital Management Committee Interlocks and Insider Participation
No current member of the Compensation and Human Capital Management Committee has served as one of our officers or employees at any time. None of our executive officers serves as a member of the compensation committee of any other company that has an executive officer serving as a member of our Compensation and Human Capital Management Committee or Board.
Oversight of Independent Compensation Consultant
The Compensation and Human Capital Management Committee has sole authority to retain a compensation consultant to assist it in the evaluation of director, CEO or senior management compensation, but only after considering all factors relevant to the consultant’s independence from management. In addition, the Compensation and Human Capital Management Committee is directly responsible for approving the compensation consultant’s compensation, evaluating its performance and terminating its engagement.
The Compensation and Human Capital Management Committee has retained Frederic W. Cook & Co. (“FW Cook”) as its independent compensation consultant to assist it with the design of our executive compensation programs as well as to provide objective advice on compensation practices and the competitive landscape for the compensation of Resideo’s executive officers. FW Cook reports to the Compensation and Human Capital Management Committee, has direct access to Compensation and Human Capital Management Committee members, interacts with Resideo management when necessary and appropriate and attends Compensation and Human Capital Management Committee meetings. FW Cook provides services only to the Compensation and Human Capital Management Committee as an independent consultant and does not have any other consulting engagements with, or provide any other services to, Resideo, other than assisting Resideo’s human resources department by providing and reviewing market data. The independence of FW Cook has been assessed according to factors stipulated by the SEC, and the Compensation and Human Capital Management Committee concluded that no conflict of interest exists that would prevent FW Cook from independently advising the Compensation and Human Capital Management Committee.
FW Cook compiles information and provides advice regarding the components and mix (short-term/long-term; fixed/variable; cash/equity) of the executive compensation programs of Resideo and its peer group (see page 46 for further details regarding the compensation peer group) and analyzes the relative performance of Resideo and the compensation peer group with respect to the financial metrics generally used in the programs. FW Cook also provides information regarding emerging trends and best practices in executive compensation.
Compensation Input from Senior Management
The Compensation and Human Capital Management Committee considers input from senior management in making determinations regarding the overall executive compensation program and the individual compensation of the executive officers. As part of Resideo’s annual planning process, the CEO, CFO, and Chief Human Resources Officer (“CHRO”) develop targets for Resideo’s incentive compensation programs and present them to the Compensation and Human Capital Management Committee. These targets are reviewed by the Compensation and Human Capital Management Committee to ensure alignment with our strategic and annual operating plans, taking into account the targeted year-over-year and multi-year improvements as well as identified opportunities and risks. None of the CEO, CFO, or CHRO provide recommendations on their own compensation. Unless otherwise set by negotiated offer terms, the CEO recommends base salary adjustments and cash and equity incentive award levels for Resideo’s

26 | 2026 PROXY STATEMENT

other executive officers. The recommendations of the CEO are based on performance assessments together with a review of competitive market data and prior compensation levels relative to performance. The CEO presents to the Compensation and Human Capital Management Committee his evaluation of each executive officer’s contribution and performance over the past year, strengths and development needs and actions and presents to the full Board succession plans for each of the executive officers.
The Board’s Role in Risk Oversight
The Board is actively engaged in overseeing and reviewing the Company’s strategic direction and objectives, taking into account (among other considerations) Resideo’s risk profile and exposures. It is management’s responsibility to manage risk as overseen and assessed by the Board. The Board receives regular updates on risk exposures, and there is open communication between management and the directors. The Company has established processes to report and monitor for material risks applicable to the Company. The Board oversees these reporting processes and annually reviews Resideo’s enterprise risk management programs. Furthermore, the Board’s independent Chairman of the Board and independent Board committees ensure independent oversight of management’s management of risk.
The Board as a whole has responsibility for risk oversight, including succession planning relating to the CEO and risks relating to the competitive landscape, cybersecurity, artificial intelligence, strategy, business conditions and capital requirements of the Company. The Committees of the Board also oversee Resideo’s risk profile and exposures relating to matters within the scope of their authority. The Board regularly receives detailed reports from the Committees regarding risk oversight in their areas of responsibility.
The Audit Committee discusses the Company’s risk profile, risk management, and exposure (and Resideo’s policies relating to the same) with management, the internal auditors and the independent auditors. Such discussions include the Company’s major financial risk exposures and the steps management has taken to monitor and control these exposures. The Audit Committee is also charged with oversight of Resideo’s Integrity & Compliance program, supply chain resiliency risk (in collaboration with the Nominating and Governance Committee), product quality risk and risks relating to enterprise-wide cybersecurity, including review of the state of the Company’s cybersecurity program, emerging cybersecurity developments and threats and the Company’s strategy to mitigate cybersecurity risks.
The Compensation and Human Capital Management Committee considers risks related to the attraction and retention of talent and the design of compensation programs and incentive arrangements. The Compensation and Human Capital Management Committee periodically undertakes a review of Resideo’s incentive structure to avoid encouraging material risk taking through financial incentives.
The Nominating and Governance Committee considers risks related to the Company’s reputation, corporate governance, corporate responsibility programs, health and safety issues, supply chain processes (in collaboration with the Audit Committee), anti-discrimination and anti-harassment efforts, insider trading policies and procedures, policies and practices related to political contributions and community/government relations. The Nominating and Governance Committee also oversees succession planning for the Board and the appropriate assignment of directors to the Board Committees for risk oversight and other areas of responsibilities.
The Finance Committee considers risks related to the Company’s capital structure, capital allocation decisions, financial condition, leverage and financial strategies, interest rate risk, insurance practices and strategy, expense management and strategic mergers, acquisitions, investments and dispositions.
The Innovation and Technology Committee considers risks related to the Company’s overall technology and innovation strategies and its product technology program, including with respect to artificial intelligence.

2026 PROXY STATEMENT | 27

Enterprise Risk Management Program
As a part of its overall risk management strategy, the Company has implemented an Enterprise Risk Management (“ERM”) program to identify and monitor key risks. The ERM program is designed to identify, assess, and monitor management of key risks that are aligned with the Company’s strategic and business objectives. The ERM program is overseen and governed by the Audit Committee and managed by members of senior management with assistance from the Company’s Internal Audit function. Working with the ERM program management team, the Board and the Audit Committee regularly assess the overall risks applicable to the Company, its businesses and functions as well as management action plans to mitigate or minimize the risks identified, providing the Audit Committee and the full Board with visibility into the risks that impact us and the plans to mitigate them.
Nominating Board Candidates – Procedures and Qualifications
Minimum Qualifications for Director Nominees and Board Member Attributes
Board Composition, Characteristics and Skills
Collectively, the Board must be capable of effectively overseeing risk management, capital allocation and leadership succession. In addition, the composition of the Board, as well as the perspective and skills of its individual members, needs to align with the Company’s growth and commercial strategy. Board composition and the members’ perspectives and skills should evolve at an appropriate pace to meet the challenges of the Company’s changing commercial and strategic goals. The identification and evaluation of director candidates is an essential part of this process.
The Nominating and Governance Committee has primary responsibility for reviewing with the Board, on an annual basis, the requisite skills and characteristics of Board members, as well as the composition of the Board as a whole. This assessment includes a consideration of director independence, procedures for shareholder suggestion or nomination of candidates for the Board, and any related requirements of applicable law or listing rules.
The Nominating and Governance Committee considers diversity in the context of the Board as a whole and takes into account the skills, experience and demographics of current and prospective directors to facilitate Board deliberations that reflect a broad range of perspectives. The Nominating and Governance Committee is committed to recruiting director candidates with diverse skill sets, experiences and knowledge who satisfy the Board’s nomination criteria and who will otherwise contribute to the collaborative culture of the Board.
Identifying and Recruiting New Members of the Board
In the recruiting of potential new members for the Board, the Nominating and Governance Committee, through discussions with the Chairman, CEO and other Board members, identifies specific skill sets, experience and knowledge important for new Board members and prioritizes the same in accordance with the procedures set forth in the Nominating and Governance Committee Charter, the Company’s Corporate Governance Guidelines, organizational documents and applicable law. Potential candidates meeting these criteria are then identified either by professional recruiting agencies, reputation or existing Board members. Candidates are interviewed by the Chairman, CEO, Chair of the Nominating and Governance Committee, and other members of the Board, as appropriate, to ensure that candidates not only possess the requisite skills and experience but also the personality, leadership traits, work ethic and independence to effectively contribute as a member of the Board. On successful completion of this process, the Nominating and Governance Committee recommends the proposed candidate to the Board and the Board may nominate the successful candidate for election to the Board at the annual meeting of shareholders or such other time as the Board determines appropriate.
The Nominating and Governance Committee has the sole authority to retain and terminate any search firm to be used to identify director candidates and has sole authority to approve the search firm’s fees and other retention terms. When the Nominating and Governance Committee has retained search firms to identify potential director candidates, it has provided guidance as to the particular experience, skills or other characteristics that the Board is then seeking. The Nominating and Governance Committee may also retain other external advisors, including for the purposes of performing background reviews of potential candidates.

28 | 2026 PROXY STATEMENT

On April 14, 2024, we entered into a definitive agreement pursuant to which we agreed to acquire Snap One Holdings Corp., a leading provider of smart-living products, services, and software to professional integrators. We also entered into an investment agreement (the “Investment Agreement”) with CD&R Channel Holdings, L.P. (the “CD&R Stockholder” and, together with its affiliated funds, the “CD&R Investors”) and Clayton, Dubilier & Rice Fund XII, L.P. (for the limited purposes set forth in the Investment Agreement) providing for the purchase by the CD&R Stockholder upon and subject to the closing of the acquisition of Snap One Holdings Corp., of shares of Series A cumulative convertible participating preferred stock of Resideo. The Investment Agreement and/or related documentation provides that the CD&R Investors (i) may designate two directors on our Board, for so long as the CD&R Investors beneficially own “purchased shares” equal to at least 10% of our outstanding common stock, determined on an as-converted basis and calculated in accordance with the Investment Agreement, and (ii) may designate one director on our Board, for so long as the CD&R Investors beneficially own “purchased shares” equal to at least 5% but less than 10% of our outstanding common stock, determined on an as-converted basis and calculated in accordance with the Investment Agreement. The CD&R Investors designated Nathan Sleeper and John Stroup to be the designated directors.
General Criteria
In addition to the specific criteria and priorities developed collectively, director candidates are considered by the Nominating and Governance Committee in light of a range of more general criteria, including:
•	Demonstration of the highest standards of personal and professional integrity;
•	Experience and industry background that align with the Company’s strategic and business objectives; and
•	Ability and willingness to constructively challenge management through active participation in Board and Committee meetings and to otherwise devote sufficient time to Board duties.
Shareholder Recommendations for Director Nominees
Any shareholder wishing to recommend a candidate for director should submit the recommendation in writing to Resideo Technologies, Inc., Nominating and Governance Committee, 16100 N. 71st St., Suite 550, Scottsdale, AZ 85254, Attention: Corporate Secretary. The written submission should comply with all requirements set forth in the Company’s Certificate of Incorporation and By-Laws. The Nominating and Governance Committee will consider all candidates recommended by shareholders in the same manner as it considers other candidates so long as they comply with the foregoing procedures and satisfy the minimum qualifications for director nominees and Board member attributes.
Advance Notice Director Nominations
Resideo’s By-Laws provide that any shareholder entitled to vote at an annual meeting of shareholders may nominate one or more director candidates for election at that annual meeting by following certain prescribed procedures. To be timely, the shareholder must provide written notice of the shareholder’s intent to make such a nomination or nominations to Resideo’s Corporate Secretary not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding annual meeting, except as otherwise provided in our By-Laws. The notice must contain all of the information required in our By-Laws. Any such notice must be sent to Resideo Technologies, Inc., 16100 N. 71st St., Suite 550, Scottsdale, AZ 85254, Attention: Corporate Secretary. For the 2027 annual meeting of shareholders, such notice must be delivered to the Corporate Secretary no earlier than February 3, 2027 and no later than March 5, 2027.
Proxy Access Director Nominations
In addition to advance notice procedures, our By-Laws also include provisions permitting, subject to certain terms and conditions set forth therein, shareholders who have maintained continuous qualifying ownership of at least 3% of our outstanding common stock for at least three years to nominate a number of director candidates not to exceed the greater of two candidates or 20% of the number of directors then in office who will be included in our annual meeting proxy statement. Shareholders who wish to nominate a proxy access candidate must follow the procedures described in our By-Laws. Proxy access candidates and the shareholder nominators meeting the qualifications and requirements set forth in our By-Laws will be included in the Company’s Proxy Statement and ballot. To be timely, a shareholder’s proxy access notice must be delivered to our principal executive offices, Resideo Technologies, Inc.,

2026 PROXY STATEMENT | 29

16100 N. 71st St., Suite 550, Scottsdale, AZ 85254, Attention: Corporate Secretary, no less than 120 days and no more than 150 days prior to the first anniversary date that we commenced mailing of our definitive proxy statement (as stated in such proxy statement) for the immediately preceding annual meeting, except as otherwise provided in the By-Laws. For the 2027 annual meeting, such notice must be delivered to our principal executive offices no earlier than November 23, 2026 and no later than December 23, 2026.
Director Onboarding and Continuing Education
Under our Corporate Governance Guidelines, all new directors participate in an orientation program upon joining the Board. Orientation includes presentations by senior management to familiarize our new directors with Resideo’s strategic plans, financial statements and key issues, policies and practices and materials pertaining to the Board and its Committees, corporate governance policies and practices and the Company’s businesses, functions, initiatives and processes. Board members may attend, at the Company’s expense, seminars, conferences and other continuing education programs designed for directors of public companies. The Board has and will continue to invite external subject matter experts to speak with the directors on subjects of importance to the Company.
Memberships on Other Boards
Our directors are expected to devote the necessary time and attention to fulfill their responsibilities on the Board. In line with our Corporate Governance Guidelines, directors must notify the chairperson of the Nominating and Governance Committee in advance of accepting an invitation to serve on another public company board.
Under our Corporate Governance Guidelines, directors who serve as executive officers of public companies should not serve on more than two public company boards (including their own). Other directors should not serve on more than four public company boards (including service on our Board) unless the Board determines that such simultaneous service does not impair the ability of such member to effectively serve as a Company Board member.
During its review of a director’s potential service on an outside board, the Nominating and Governance Committee may consider any factors it deems relevant, including the following:
•	Meeting attendance for our Board and Committee meetings;
•	The director’s principal occupation;
•	The number of other boards on which the director serves, along with the time commitments and demands of those positions;
•	The director’s role on other boards, with special consideration given to leadership positions on public company boards;
•	The description of the business of the additional board in order to allow for a review of any interlocking directorates issues or conflicts as well as to review for potential overboarding concerns;
•	The director’s contributions during the Company Board and committee meetings;
•	Feedback from directors through the annual Board evaluation; and
•	The director’s overall engagement, impact and preparedness.
All 2026 director nominees are compliant with our outside board commitments policy.
Board Meetings and Attendance
The Board met nine times in 2025. Each director attended at least 75% of the meetings of the Board and Committees on which the director served. Though we have no specific policy regarding director attendance at annual meetings of shareholders, our directors are expected to attend. All but one of the then-serving directors attended our 2025 annual meeting of shareholders.

30 | 2026 PROXY STATEMENT

Board and Committee Evaluations
As part of the Board’s commitment to good governance, the Board conducts an annual process to assess the effectiveness of the full Board and the operations of its Committees. The Nominating and Governance Committee will oversee the evaluation of the Board as a whole and its Committees and solicit feedback from directors as to whether the Board is continuing to evolve and to be refreshed in a manner that serves our business and strategic needs. After distribution of the self-evaluation materials to directors, the Nominating and Governance Committee receives comments from all directors and reports to the Board, identifying areas for improvement in the performance of the Board and its Committees.
The Nominating and Governance Committee annually reviews the scope and content of the self-evaluation to ensure it is contemporary, appropriate for the needs of the Company and that actionable feedback is solicited on the operation and effectiveness of the Board and its Committees.
Before recommending the re-nomination of a slate of incumbent directors for an additional term, the Nominating and Governance Committee will evaluate whether incumbent directors possess the requisite skills and perspective, both individually and collectively, to continue to serve our business and strategic needs. This assessment will include members’ qualification as independent, strength of character, judgment and ability to devote sufficient time to attendance at, and preparation for, Board meetings.

2026 PROXY STATEMENT | 31

Shareholder Engagement Regarding Corporate Governance
We view shareholder engagement and open dialogue as an important way to ensure that we understand the views of our shareholders. We regularly engage in a variety of communications and meetings with our investors and potential investors to discuss our business strategy and corporate governance, and to listen to feedback from our shareholders on these matters. In the fall of 2024, we initiated a formal shareholder outreach program related to corporate governance, described below. We are committed to maintaining ongoing dialogue with our shareholders.

2025 SHAREHOLDER GOVERNANCE ENGAGEMENT SUMMARY
OUTREACH
•
During fall 2025, we reached out to over 35 of our largest shareholders, representing over 80% of our outstanding shares, to gain a better understanding of their views regarding our corporate governance, corporate responsibility and executive compensation practices.

ENGAGEMENT
•
In addition to our governance engagement, throughout the year, we engage with our shareholders through our quarterly earnings calls, annual shareholder meeting, investor conferences, and individual investor meetings.
•
In response to our governance outreach in fall 2025, we met with any shareholder that expressed an interest in further dialogue.

TOPICS DISCUSSED AND FEEDBACK
•
Governance:
•
Overall support for our governance practices including:
  •
having an independent Board Chair and
  •
inclusion of a robust director skills matrix in our Proxy Statement.
•
Expressed interest in succession plans related to the previously announced CEO succession and anticipated ADI Spin-Off.
•
Compensation:
•
Overall, positive feedback on our long-term incentive program, including that long-term performance is heavily weighted given our three-year performance period and the recent inclusion of a return on invested capital metric.
•
Discussion of special equity awards and selection of index for measuring relative shareholder return in the long-term incentive program.
•
Corporate Responsibility:
•
Overall support for our corporate responsibility program.
•
Good conversations around our carbon reduction targets, including our scope 3 initiatives and integration of sustainability into our innovation, product development, manufacturing and product life cycle systems and practices.

RESPONSIVENESS
•
Governance
•
The Board will continue to review director skills and disclosure thereof annually.
•
The Board has proposed that Andy Teich, an independent non-employee director, continue to serve as Chair following this year's annual meeting.
•
In the fall of 2025, Resideo provided additional detail regarding succession planning related to the previously announced ADI Spin-Off. As described in more detail in this Proxy Statement, following the ADI Spin-Off it is expected that Rob Aarnes will become President and Chief Executive Officer of ADI and Tom Surran will become President and Chief Executive Officer of Resideo.
•
Compensation:
•
Resideo will continue to utilize a pay for performance philosophy and consider feedback from shareholders on our executive compensation program.
•
Corporate Responsibility:
•
We plan to continue our corporate responsibility procedures and initiatives, including those practices related to measurement and reduction of greenhouse gas emissions, as well as our reporting on corporate responsibility. For additional information regarding our corporate responsibility practices, please see “Corporate Responsibility at Resideo” as well as our 2024 Corporate Responsibility Report published in August 2025.
•
The Board and committees continue to consider and review all matters raised by shareholders during our engagement meetings.

32 | 2026 PROXY STATEMENT

Non-Employee Director Compensation
Director Compensation
Our Compensation and Human Capital Management Committee, with assistance from FW Cook, its independent compensation consultant, periodically reviews and makes recommendations to our Board regarding the form and amount of compensation for non-employee directors. Directors who are also our employees receive no compensation for service on our Board.
We believe that annual compensation for non-employee directors should consist of both a cash component, designed to compensate members for their service on the Board and its committees, and an equity component, designed to align the interests of directors and shareholders.
In April 2025, the Compensation and Human Capital Management Committee reviewed market data on director compensation among the Company’s peer group, and based on its review and conclusion that total director compensation was below the peer median, the committee recommended, and the Board approved, the following changes to director compensation:
•	An increase in the annual cash retainer for members of the board of directors from $90,000 to $95,000 effective July 1, 2025; and
•	An increase in the value of the annual equity retainer for members of board of directors from $160,000 to $165,000 effective the date of the next annual meeting of shareholders.
In October 2025, the Compensation and Human Capital Management Committee recommended, and the Board approved, an annual cash retainer for Mr. Teich’s service as Chairman of the Board of $175,000 and the Board also approved an additional annual cash retainer for Mr. Teich of $325,000 in recognition of his board leadership and significant additional duties related to the anticipated ADI Spin-Off. The special cash retainer for the ADI Spin-Off was approved by the Board to continue until such time as the ADI Spin-Off is completed.
The table below outlines the current annual compensation program for our non-employee directors.

Board of Directors Annual Cash Compensation		Annual Retainer ($)
Member of the Board of Directors		95,000(1)
Chairman of Board—Additional Cash Retainer		175,000(2)
Additional Special Chair Retainer – Oversight of Anticipated ADI Spin-Off		325,000
Board Committee Membership—Additional Cash Retainers:	Chair(3)		Member
Audit Committee	25,000		12,500
Compensation and Human Capital Management Committee	20,000		10,000
Finance Committee	15,000		7,500
Nominating and Governance Committee	15,000		7,500
Innovation and Technology Committee	15,000		7,500

(1)	The annual retainer was $90,000 prior to July 1, 2025.
(2)	The Chairman retainer was $125,000 prior to October 2025.
(3)	Committee Chair retainers include the member retainer fees.

Board of Directors Annual Equity Compensation	Annual Retainer ($)
Annual Restricted Stock Units (“RSUs”)	165,000

Cash elements are paid in quarterly installments in arrears and pro-rated if necessary, including for changes in committee service or for partial years of service. The RSUs are granted on the date of each Annual Meeting of Shareholders and generally vest on the earliest of the first anniversary of the date of grant, the next annual meeting of shareholders, the director’s death or disability, or removal from the Board coincident with the occurrence of a

2026 PROXY STATEMENT | 33

change in control. Directors who join the Board between Annual Meetings generally receive a pro-rated RSU grant. We do not separately compensate our directors for attending Board or committee meetings.
Director Deferred Compensation Plan
The Resideo Deferred Compensation Plan for Non-Employee Directors (the “Director Deferred Compensation Plan”) encourages our directors to defer a portion of their cash compensation to be held in the form of equity or deferred cash, which can only be paid at the end of their tenure on the Board or in other limited circumstances. In addition, non-employee directors are also permitted to defer their annual equity award in accordance with the terms of our 2018 Stock Plan for Non-Employee Directors of Resideo Technologies, Inc. (the “Director Stock Plan”).
Prior to the first day of each calendar year, each non-employee director may (i) elect to defer all of his or her annual cash retainer fees as well as any annual committee and chair fees other than reimbursements otherwise payable to him or her by the Company into deferred stock units (“DSUs”) or deferred cash pursuant to the Director Deferred Compensation Plan, and (ii) elect to defer payment of his or her annual equity grant of RSUs into DSUs, effective once the award has vested in accordance with its terms and conditions. Each DSU under the Director Deferred Compensation Plan, and each vested RSU that a non-employee director has elected to defer under the terms of the Director Stock Plan, represents the right to receive one share of our common stock generally on the first day of the seventh calendar month following the date the non-employee director incurs a separation of service from us.
Other Benefits
Non-employee directors are also provided with $350,000 in business travel accident insurance.
Director Compensation for 2025
In 2025, each non-employee director received his or her annual cash retainer amount in addition to the annual equity retainer award of RSUs with a grant date fair value of approximately $165,000. Each of our non-employee directors has the ability to elect to defer all of his or her annual cash retainer as well as his or her annual equity retainer award pursuant to the terms of our Director Deferred Compensation Plan and Director Stock Plan, respectively, as discussed above. The table below reflects the 2025 compensation paid to our non-employee directors.

Director Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Total ($)
Andrew Teich(2), Chairman of the Board	691,107	93,240	784,347
Paul Deninger	126,250	164,996	291,246
Cynthia Hostetler	113,750	164,996	278,746
Brian Kushner	111,250	164,996	276,246
Jack Lazar(3)	123,722	164,996	288,718
Nina Richardson	108,750	164,996	273,746
Nathan Sleeper(4)	93,125	164,996	258,121
John Stroup(4)	93,750	164,996	258,746
Sharon Wienbar	118,750	164,996	283,746
Kareem Yusuf	110,625	164,996	275,621

(1)
The stock award values set forth in the above 2025 Director Compensation Table represent the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topic 718. Annual equity retainer awards in the form of RSUs totaling 7,887 shares were granted to non-employee directors on June 4, 2025, with a fair value of $20.92 per share, except Mr. Teich received an annual equity retainer grant for 4,457 shares as he had reached the annual plan limit of 20,000 shares to any non-employee director due to elective deferrals of cash into DSUs. The excess value from his annual equity retainer, which totaled $71,760, was credited to Mr. Teich's deferred cash account.

34 | 2026 PROXY STATEMENT

(2)
Included in the Fees Earned or Paid in Cash to Mr. Teich are $311,222 in cash retainers, which Mr. Teich elected to defer as DSUs. These DSUs are fully vested when granted but will not be distributed to Mr. Teich until he leaves the Board in accordance with the provisions of the Director Deferred Compensation Plan. As noted above, once Mr. Teich reached the annual share limit under the Director Deferred Compensation Plan, an additional $308,125 of deferred cash retainers were credited to his deferred cash account.

(3)
Included in the Fees Earned or Paid in Cash for Mr. Lazar are $123,722 in cash retainers, which Mr. Lazar elected to defer as DSUs. These DSUs are fully vested when granted but will not be distributed to Mr. Lazar until he leaves the Board in accordance with the provisions of the Director Deferred Compensation Plan.

(4)	The cash retainers shown in the table above for Mr. Sleeper and Mr. Stroup were paid directly to Clayton Dubilier & Rice, LLC (“CD&R”).
A more detailed discussion of the assumptions used in the valuation of stock awards made in fiscal year 2025 may be found in Note 8 to the Financial Statements in the Company’s Form 10-K for the year ended December 31, 2025.

Director Name	Outstanding Equity Awards as of 12/31/2025 (#)
Andrew Teich	4,457
Paul Deninger	7,887
Cynthia Hostetler	7,887
Brian Kushner	7,887
Jack Lazar	7,887
Nina Richardson	7,887
Nathan Sleeper(1)	7,887
John Stroup(1)	7,887
Sharon Wienbar	7,887
Kareem Yusuf	7,887

(1)
The shares underlying the RSUs issued to Mr. Sleeper and Mr. Stroup are required to be transferred to CD&R upon vesting per the terms of their appointment to the Board by CD&R. The table above excludes outstanding vested deferred share unit awards.

Stock Ownership Guideline for Non-Employee Directors
To further align the interests of our non-employee directors with the long-term interests of our shareholders, non-employee directors are required to own, by the fifth anniversary of their appointment to the Board and until their separation from service from the Board, common stock with a value of at least five times the value of the annual cash retainer in effect at the time they became a director. For purposes of the guidelines, share ownership includes shares of Resideo common stock, RSUs and deferred stock units. Accordingly, the guidelines align our directors’ economic interests in the performance of the Company with those of our shareholders.
As of December 31, 2025, all directors have met the minimum stock ownership required under our stock ownership guidelines. Mr. Sleeper and Mr. Stroup are deemed to have satisfied the stock ownership requirement based on CD&R’s ownership of Resideo stock per the terms of the Investment Agreement.

2026 PROXY STATEMENT | 35

Other Executive Officers
In addition to Mr. Geldmacher, whose biographical information is included above, the following is a list of individuals serving as executive officers of Resideo as of the date of this Proxy Statement. All of Resideo’s executive officers have been appointed by the Board and serve at the discretion of the Board and CEO. There are no family relationships among any of our executive officers.

NAME, AGE, FIRST YEAR APPOINTED AN EXECUTIVE OFFICER	POSITION	BUSINESS EXPERIENCE
Robert Aarnes, 56, 2018	President, ADI Global Distribution
Mr. Aarnes has served as President of the ADI Global Distribution segment since 2018 and is expected to serve as Chief Executive Officer of ADI following the ADI Spin-Off. Prior to joining the Company, Mr. Aarnes served as president of Honeywell’s ADI Global Distribution business since January 2017. Mr. Aarnes served as vice president and general manager of Honeywell’s ADI North America business from November 2014 to January 2017. Mr. Aarnes served as vice president of operations of Honeywell’s ADI North America business from January 2013 to November 2014. Prior to joining Honeywell, Mr. Aarnes served as president and chief executive officer of GUNNAR Optiks, LLC, a company that specializes in developing and manufacturing digital eyewear, from September 2008 to November 2012. Since 2024, Mr. Aarnes serves on the Board of Directors of MSC Supply (NYSE: MSM). Mr. Aarnes received his bachelor’s degree in political science from the United States Naval Academy and his MBA in management from San Diego State University.

Michael Carlet, 58, 2024	Chief Financial Officer
Prior to joining the Company, Mr. Carlet served as the Chief Financial Officer of Snap One Holdings Corp. from 2014 to 2024. Prior to joining Snap One Holdings Corp., Mr. Carlet served as Chief Operating Officer and Chief Financial Officer of the automotive division of Sears Holdings from 2013 to 2014. Prior to Sears, Mr. Carlet spent over 15 years with Driven Brands, Inc., the parent company of Meineke Car Care Centers, Inc., Maaco Franchising, Inc. and other automotive franchise brands, where he served as Chief Financial Officer from 2002 to 2013 and as Controller from 1997 to 2000. He began his career in public accounting with Ernst & Young Global Ltd. Mr. Carlet received his BA in Accounting from the Catholic University of America, and his MBA from Wake Forest University School of Business.

Stephen Kelly, 58, 2018	Executive Vice President and Chief Human Resources Officer
Prior to joining the Company, Mr. Kelly served as vice president of Human Resources and Communications for Honeywell’s aerospace business from 2014 to 2018. Mr. Kelly was the vice president of Corporate Human Resources, Organizational Development & Learning at Honeywell from 2013 to 2014. Mr. Kelly joined Honeywell in 2008 and has served in various human resources leadership positions for Honeywell’s aerospace business. He was vice president of Human Resources for Honeywell’s aerospace business’s commercial segment in 2013. Previously, Mr. Kelly was vice president of Human Resources for Honeywell’s Aerospace Defense & Space unit from 2011 to 2013. He was vice president of Human Resources for Honeywell’s aerospace Engineering & Marketing unit from 2008 to 2011. Prior to joining Honeywell, Mr. Kelly was vice president of Human Resources for the Dental business at Danaher Corporation, a global science and technology innovator, from 2007 to 2008. Mr. Kelly was Vice President of the EMEA region and global head of staffing and talent management of the Industrial Technologies business at Danaher from 2005 to 2007. Prior to joining Danaher, Mr. Kelly was the head of Human Resources for BHA Group, Inc., a leading global supplier of replacement parts and services for industrial air pollution control systems. Mr. Kelly received his bachelor’s degree in personnel administration from the University of Kansas and a master’s degree in organizational development from Ottawa University.

36 | 2026 PROXY STATEMENT

NAME, AGE, FIRST YEAR APPOINTED AN EXECUTIVE OFFICER	POSITION	BUSINESS EXPERIENCE
Jeannine Lane, 65, 2018	Executive Vice President, General Counsel and Corporate Secretary
Prior to joining the Company, Ms. Lane was the Vice President and General Counsel of Honeywell Homes since January 2018. She was the Vice President and General Counsel of Honeywell Security and Fire from 2015 to 2017, Honeywell Fire Business and Honeywell Safety Business from 2014 to 2015, Honeywell Life Safety Business from 2013 to 2014 and Honeywell Security from 2004 to 2013. Prior to Honeywell, Ms. Lane served as the Vice President and General Counsel of Prestone Products Corporation, an automotive consumer car care company. Ms. Lane serves on the board of directors of Janus International Group, Inc. (NYSE: JBI). Ms. Lane holds a bachelor’s degree in English and Political Science from SUNY University at Albany and a Doctorate of Law from Albany Law School.

Tom Surran, 63, 2023	President, Products and Solutions
Mr. Surran has served as President of the Products and Solutions segment since 2023 and is expected to serve as Chief Executive Officer of Resideo following the ADI Spin-Off. Prior to joining the Company, Mr. Surran was Chief Operating Officer of FLIR Systems, Inc., a multinational company focused on the development of innovative imaging and sensing technologies for military, industrial and commercial applications, from January 2014 to September 2017. He was President, FLIR Commercial Systems from May 2013 to January 2014 and Managing Director of Raymarine Ltd, CFO of FLIR Commercial Systems and Vice President of FLIR Systems from May 2010 to May 2013. Mr. Surran received a Bachelor of Science from Xavier University and an MBA from the University of Chicago.

2026 PROXY STATEMENT | 37

Corporate Responsibility at Resideo
Our Board of Directors and its committees play a key role in oversight of our corporate responsibility efforts. Our Nominating and Governance Committee oversees and reports to the Board on the Company’s role as a responsible corporate citizen, including its corporate responsibility and sustainability programs. Our Compensation and Human Capital Management Committee oversees our plans, policies and programs relating to hiring, development and retention of talent, and assists the Board in oversight of our policies relating to human capital management. Our external and internal viewpoints are aligned: we hold ourselves accountable to our people, our communities, the environment, and our brand.
Our corporate responsibility strategy is supported by a framework rooted in innovative solutions to help make homes and buildings more energy efficient, safer, more secure, and better for the environment, committing to creating a positive work environment for our employees, driving positive impact in our communities and maintaining a foundation of trust. These are the cornerstones of Resideo’s commitment to help protect what matters most.
Our mission, purpose and values remain the foundation of everything we do, and we recognize the significant role we play in shaping a better future for our employees, customers and communities. Our strategy focuses on efficient, sustainable solutions that enhance comfort, safety and security, and support our communities. It is built on four core focus areas that inform our work across our business units:
1.	Sustainable Innovation: Support the designing of energy efficient and resource-conscious products that help customers reduce their environmental impact while enhancing safety and well-being.
2.
Operational Responsibility: Advance cradle-to-grave sustainability through life cycle analysis (LCA) and apply end-to-end (E2E) principles across design, packaging, operations and logistics to drive efficiency and reduce environmental impact.

3.	People & Community: Create a positive, inclusive work environment that fosters employee growth, engagement and well-being while driving meaningful impact in the communities where we operate.
4.	Governance & Accountability: Uphold strong governance practices that promote ethical leadership, transparency and long-term value creation for our stakeholders.
Resideo’s corporate responsibility report and additional information about Resideo’s corporate responsibility efforts are available at: www.resideo.com/sustainability.

38 | 2026 PROXY STATEMENT

Related Party Transactions
Review, Approval and Ratification of Transactions with Related Parties
The Company has a written Policy Concerning Related Party Transactions (the “Policy”) regarding the review and approval or ratification of transactions between the Company and related parties. The Policy applies to any transaction in which Resideo or its subsidiary is a participant, the amount involved exceeds $120,000 and a related party has a direct or indirect material interest. A related party means any director or executive officer of the Company, any nominee for director, any shareholder known to the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities and any immediate family member of any such persons.
Under the Policy, reviews are conducted by management to determine which transactions or relationships should be referred to the Audit Committee for consideration. The Audit Committee then reviews the material facts and circumstances regarding a transaction and determines whether or not the transaction is fair and reasonable and consistent with the Policy. Under the Policy, any related party transaction must be submitted for prior approval where reasonably possible or, if not approved in advance, submitted for ratification. The Policy is in addition to the provisions addressing conflicts of interest in our Code of Business Conduct and any similar policies regarding conflicts of interest adopted by the Board. Our directors, executive officers and all other employees are expected to comply with the Code of Business Conduct.
Certain Transactions with Related Parties
As described above, we entered into the Investment Agreement with the CD&R Stockholder, pursuant to which the CD&R Stockholder became a related party. In addition to the right to designate directors to our Board, the Investment Agreement provides the CD&R Investors with customary preemptive rights to participate in future equity and equity-linked issuances up to the extent necessary to maintain their pro rata ownership percentage, subject to customary exceptions. The Investment Agreement also provides that, for the longer of June 14, 2027 and 12 months after the date on which the CD&R Investors no longer have a designee on the Board, subject to customary exceptions, the CD&R Investors will be subject to customary standstill restrictions, including restrictions on acquiring additional shares of our common stock that would cause the CD&R Investors to beneficially own more than 19.9% of the then outstanding common stock (assuming the conversion into common stock of all shares of Series A Preferred Stock then held by the CD&R Investors). Subject to certain exceptions, under the Investment Agreement, the CD&R Investors are restricted from transferring to a non-affiliate the Series A Preferred Stock or any shares of our common stock received upon conversion thereof until June 14, 2026. We also entered into a registration rights agreement with the CD&R Stockholder that provides customary registration rights with respect to our common stock received upon conversion of the Series A Preferred Stock for the CD&R Investors. Pursuant to such registration rights, the CD&R Investors have, subject to certain limitations, the right to require us to register their shares of common stock on six separate occasions and have piggyback registration rights with respect to offerings by us.

2026 PROXY STATEMENT | 39

Beneficial Ownership
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file initial reports of ownership and reports of changes in ownership of the Company’s common stock and other equity securities with the SEC within specified periods. Due to the complexity of the reporting rules, the Company undertakes to file such reports on behalf of its directors and executive officers and has instituted procedures to assist them with these obligations. Based solely on a review of filings with the SEC and written representations from the Company’s directors and executive officers, the Company believes that in 2025 all of its directors and executive officers filed the required reports on a timely basis with respect to Resideo’s equity securities under Section 16(a), except for a (i) Form 4 for Mr. Carlet which was filed on January 6, 2025 reporting the forfeiture of shares for tax withholding upon vesting of RSUs on August 15, 2024 and (ii) Form 4 for Ms. Richardson which was filed on April 10, 2026 reporting one transaction for shares sold on August 12, 2025 pursuant to a Rule 10b5-1 trading agreement.
Stock Ownership of Certain Beneficial Owners
The following shareholders reported to the SEC that they beneficially owned more than 5% of Resideo common stock or preferred stock as of December 31, 2025.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (#)	Percent of Class(1)
CD&R Channel Holdings II, L.P. c/o Clayton Dubilier & Rice, LLC 550 Madison Avenue, 32nd Floor New York, NY 10022	Series A Preferred Stock	498,500	100%
	Common Stock	33,478,322(2)	19.70%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	Common Stock	19,722,433(3)	13.02%
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	Common Stock	14,649,947(4)	9.67%
Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746	Common Stock	7,894,069(5)	5.21%

(1)
Percentage ownership based on the number of shares beneficially owned in each beneficial owner’s latest Schedule 13G filing divided by the number of shares of Common Stock outstanding as of April 7, 2026.

(2)
According to Schedule 13D/A filed with the SEC on November 13, 2025, CD&R Channel Holdings II, L.P. (“CD&R Holdings II”) is the beneficial owner of 33,478,322 shares of common stock (with sole voting power with respect to 0 shares, shared voting power with respect to 33,478,322 shares, sole dispositive power with respect to 0 shares and shared dispositive power with respect to 33,478,322 shares). The shares reported represent 18,517,830 shares of common stock issuable upon conversion of 498,500 shares of Series A Preferred Stock held by CD&R Channel Holdings, L.P. (“CD&R Holdings”) and 14,960,492 shares of common stock held directly by CD&R Holdings II. CD&R Holdings II and CD&R Investment Associates XII, Ltd. (“CD&R Investment Associates”) may be deemed to beneficially own the shares held by CD&R Holdings because CD&R Holdings is wholly owned by CD&R Holdings II and CD&R Investment Associates is the general partner of CD&R Holdings II, but each of CD&R Holdings II and CD&R Investment Associates expressly disclaims such beneficial ownership. CD&R Investment Associates may be deemed to beneficially own the 14,960,492 shares of Common Stock that are held directly by CD&R Holdings II because CD&R Investment Associates is the general partner of CD&R Holdings II, but CD&R Investment Associates expressly disclaims such beneficial ownership. Investment and voting decisions with respect to the reported securities are made by majority vote of an investment committee of limited partners of CD&R Associates XII, L.P. (“CD&R Associates”) that consists of more than ten individuals, each of whom is also an investment professional of CD&R (the “Investment Committee”). All members of the Investment Committee expressly disclaim beneficial ownership of the shares held by CD&R Holdings II. CD&R Investment Associates is managed by a two-person board of directors. Donald J. Gogel and Nathan K. Sleeper, as the directors of CD&R Investment Associates, may be deemed to share beneficial ownership of the reported securities. Such persons expressly disclaim such beneficial ownership.

40 | 2026 PROXY STATEMENT

(3)
According to Schedule 13G/A filed with the SEC on October 17, 2025, BlackRock, Inc. is the beneficial owner of 19,722,433 shares (with sole voting power with respect to 19,389,943 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 19,722,433 shares and shared dispositive power with respect to 0 shares).

(4)
According to Schedule 13G/A filed with the SEC on January 30, 2026, The Vanguard Group, in its capacity as investment adviser to certain managed accounts and investment fund vehicles on behalf of investment advisory clients, is the beneficial owner of 14,649,947 shares (with sole voting power with respect to 0 shares, shared voting power with respect to 1,073,898 shares, sole dispositive power with respect to 0 shares and shared dispositive power with respect to 14,649,947 shares). The Vanguard Group subsequently reported on a Schedule 13G/A filed on March 27, 2026 that due to an internal realignment it no longer has, or is deemed to have, beneficial ownership over Resideo securities beneficially owned by various Vanguard subsidiaries and/or business divisions. The Vanguard Group also reported on this 13G/A that certain subsidiaries or business divisions that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group, will report beneficial ownership separately (on a disaggregated basis).

(5)
According to Schedule 13G filed with the SEC on October 31, 2024, Dimensional Fund Advisors LP, in its capacity as investment adviser to certain managed accounts and investment fund vehicles on behalf of investment advisory clients, is the beneficial owner of 7,894,069 shares (with sole voting power with respect to 7,640,645 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 7,894,069 shares and shared dispositive power with respect to 0 shares).

2026 PROXY STATEMENT | 41

Stock Ownership of Directors and Executive Officers
The following table shows the ownership of Resideo common stock, as of April 7, 2026, by each director, each of the NEOs, and all current directors and executive officers as a group. The address of each director and executive officer shown in the table below is c/o Resideo Technologies, Inc., 16100 N. 71st St., Suite 550, Scottsdale, AZ 85254. Executive officers and directors are subject to stock ownership guidelines. Please see the “Compensation Discussion and Analysis” for a discussion of executive stock ownership guidelines and the “Stock Ownership Guideline for Non-Employee Directors” for a discussion of non-employee stock ownership guidelines.

Name	Shares of Common Stock(1)	Rights to acquire Shares of Common Stock(2)	Total(3)	Percentage of Class Beneficially Owned	Deferred Share Units(4)
Non-Employee Directors
Paul Deninger	66,939	7,887	74,826	*	—
Cynthia Hostetler	6,143	—	6,143	*	47,167
Brian Kushner	56,684	7,887	64,571	*	—
Jack Lazar	45,209	—	45,209	*	71,501
Nina Richardson	27,477	7,887	35,364	*	22,522
Nathan Sleeper(5)	—	7,887	7,887	*	—
John Stroup(5)	—	7,887	7,887	*	—
Andrew Teich	263,223	—	263,223	*	86,152
Sharon Wienbar	39,606	—	39,606	*	40,949
Kareem Yusuf	940	—	940	*	34,995
Named Executive Officers
Jay Geldmacher(6)	714,074	237,035	951,109	*
Mike Carlet	65,164	4,420	69,584	*
Robert Aarnes	227,295	107,989	335,284	*
Tom Surran	46,418	—	46,418	*
Jeannine Lane	161,783	—	161,783	*
All Current Directors and Executive Officers as a Group (16 individuals)	1,989,530	388,879	2,378,409	1.6%	303,286

*	Indicates that the percentage of beneficial ownership does not exceed 1%, based on 151,421,223 shares of Company common stock outstanding as of April 7, 2026.
(1)
This column includes shares held of record, shares held by a bank, broker or nominee for the person’s account, shares held through family trust arrangements and shares held jointly with the named individuals’ spouses.

(2)
This column includes shares of Company common stock that may be acquired under employee stock options that are exercisable as of April 7, 2026 or will become exercisable within 60 days thereafter and shares subject to RSUs that will vest within 60 days of April 7, 2026. No non-employee directors have Company stock options.

(3)	This table does not include performance-based RSUs or time-based stock options and RSUs that will not be earned and/or paid within 60 days of April 7, 2026.
(4)
Beneficial ownership excludes shares of deferred stock units credited to each individual non-employee director's deferred stock account as of April 7, 2026. Seven months after a director’s termination of service on the Board, the non-employee director will be paid the balance in his or her deferred stock account through the issuance of common shares. The information in the column “Deferred Stock Units” is not required by the rules of the Securities and Exchange Commission because the deferred stock units carry no voting rights, and the non-employee director has no right or ability to convert the deferred stock units to common stock within 60 days of April 7, 2026. Nevertheless, we believe this information provides a more complete picture of the financial stake our directors have in our Company.

(5)
The RSUs issued to Mr. Sleeper and Mr. Stroup are held for the benefit of, and the director is obligated to transfer the shares of Company common stock received in settlement thereof to, CD&R, or an affiliate thereof, and each such director therefore disclaims beneficial ownership of such RSUs.

(6)	Mr. Geldmacher is also a director of Resideo.

42 | 2026 PROXY STATEMENT

Executive Compensation
Proposal 2: Advisory Vote to Approve Executive Compensation
We seek an annual non-binding advisory vote from our shareholders to approve the compensation of our Named Executive Officers as described in the “Compensation Discussion and Analysis” section below and the accompanying compensation tables. This vote is commonly known as “Say-on-Pay.”
We encourage you to read the “Compensation Discussion and Analysis” and accompanying compensation tables to learn more about our executive compensation programs and policies. Our Board believes that its 2025 compensation-related pay decisions and our executive compensation programs align the interests of shareholders and executives by emphasizing variable compensation tied to achieving measurable goals that drive value.
This vote is not intended to address a specific item of compensation, but rather our overall compensation policies and procedures related to the Named Executive Officers. Because the Say-on-Pay vote is advisory, it will not be binding upon our Board. However, our Board will take into account the outcome of the vote and discussions with investors when considering future executive compensation arrangements.
Our Board recommends that shareholders vote in favor of the following resolution:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Shareholders pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.”

The Board of Directors unanimously recommends a vote “FOR” Proposal 2, to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as stated in the above resolution.

2026 PROXY STATEMENT | 43

COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
Our Named Executive Officers
This Compensation Discussion and Analysis (“CD&A”) describes the basic objectives, principles, decisions and rationale underlying our executive compensation policies and decisions made by the Compensation and Human Capital Management Committee of the Board (referred to as the “Committee” throughout the Executive Compensation section). The CD&A describes the material elements of the compensation of our executive officers identified below (the “Named Executive Officers” or “NEOs”) for fiscal 2025:

NAMED EXECUTIVE	POSITION(S)
Jay Geldmacher	President and Chief Executive Officer
Michael Carlet	Executive Vice President, Chief Financial Officer
Robert Aarnes	President, ADI Global Distribution
Tom Surran	President, Products & Solutions
Jeannine Lane	Executive Vice President, General Counsel & Corporate Secretary

Our Executive Compensation Philosophy and Approach
We operate in a highly competitive and rapidly evolving market. Our ability to compete and succeed in this environment depends on our ability to recruit, incentivize and retain talented individuals.
We strive to create a compensation program for our employees, including our executives, that provides a compelling and engaging opportunity. The program offers rewards for performance and engages our participants by requiring them to focus on driving the business to generate long-term value for our shareholders. We believe this approach is building a performance-driven leadership culture. Utilizing this philosophy, our executive compensation program has been designed to:
•	Provide competitive pay levels using our peer group data for market context;
•	Create sustained increases in shareholder value through incentives designed to drive high performance;
•	Drive revenue growth and margin expansion and accelerate innovation;
•	Reward achievement of near- and long-term business performance targets;
•	Make pay decisions based on an executive’s skills and responsibilities, individual performance, experience, importance to the organization, retention, affordability and internal pay equity; and
•	Deliver compensation in accordance with good governance practices that do not encourage undue risk-taking by our executives.
Our executive compensation program for 2025 utilized net revenue and operating income margin as components of our annual incentive plan. At least 50% of our long-term incentive award is based on performance, with 25% linked to relative total shareholder return and 25% linked to return on invested capital, with both performance measures designed to reinforce our belief that the interests of our executive team must be intricately linked to that of our shareholders. We remain committed to best practices in compensation governance for public companies, as described in more detail below, and will regularly review our executive compensation strategy to maintain alignment with our objectives.

44 | 2026 PROXY STATEMENT

Our Commitment to Compensation Best Practices
As part of our executive compensation program, the Committee is committed to regularly reviewing and considering best practices in governance in executive compensation. We maintain the following policies and practices that guide our ongoing, annual executive compensation program.

WHAT WE DO	WHAT WE DON’T DO

Maintain robust stock ownership guidelines requiring our officers and directors to hold a significant ownership position in the Company

Provide compensation packages heavily weighted toward equity compensation to align incentives with shareholder interests

Tie our incentive compensation programs to the metrics that we believe will drive shareholder value

Use multiple performance metrics for our annual incentive plan with goals directly linked to our annual operating plan that drives our growth plan

Ensure a significant portion of our NEOs’ compensation is variable and based on Company performance

Grant PSUs that require above-median TSR (55th percentile) to earn the target level of shares

Retain an independent compensation consultant, selected by the Committee, to advise on competitive compensation practices

Require a double-trigger for any severance benefits to our NEOs provided in connection with a change in control of the Company

Require our NEOs, where permitted by law, to sign non-competition and intellectual property agreements

Set the annual goals for our CEO with consultation and regular performance evaluations by our independent directors

Maintain a compensation recoupment (“clawback”) policy triggered by an accounting restatement of the Company’s financial statements, which is applicable to all our Section 16 officers, including the NEOs

Evaluate and manage risk in our compensation programs

Allow hedging or pledging of our securities by our directors and employees, including our NEOs

Backdate or spring-load equity awards

Reprice stock options or stock appreciation rights without shareholder approval

Offer any compensation programs or policies that reward excessive risk-taking

Provide multi-year guaranteed payments to executive officers

Offer tax reimbursement payments or gross-ups on any severance or change in control payments

Provide any significant perquisites

Enter into or amend an agreement with an executive officer that provides cash severance benefits exceeding 2.99x base plus bonus without advisory shareholder ratification

Shareholder Engagement
Each year, we carefully consider the results of our shareholder say-on-pay vote from the preceding year. In 2025, approximately 82.4% of the votes cast supported our executive compensation decisions. The Committee considers the results of the annual advisory vote on executive compensation as a strong data point in its executive compensation decisions.

2026 PROXY STATEMENT | 45

In fall 2025, we reached out to over 35 of our largest shareholders, representing over 80% of our outstanding shares, to gain a better understanding of their views regarding our executive compensation practices. Overall, we received positive feedback regarding our executive compensation programs, including our long-term incentive program, which is heavily weighted toward long-term performance with a three-year performance period, and which recently included an additional metric of return on invested capital. We received feedback regarding special equity awards and selection of the index for measuring relative shareholder return in our long-term incentive program. Resideo will continue to utilize a pay for performance philosophy and consider feedback from shareholders on our executive compensation program.
Peer Group and Market Data
With the assistance of our independent compensation consultant, FW Cook, the Committee selected the companies below to include in our peer group based on similar size revenue and market capitalization as well as alignment with our current profile, targeting industrial and distribution companies and internet and technology companies and focusing on the connected home. The peer companies generally had reported annual revenues within a range of one-third and three times our annual revenues and market capitalization of less than $20 billion at the time of analysis. This peer group was used to support the Committee’s 2025 compensation decisions.

•	A.O. Smith Corp. (AOS)	•	Juniper Networks, Inc. (JNPR)
•	Acuity Brands, Inc. (AYI)	•	Lennox International Inc. (LII)
•	ADT Inc. (ADT)	•	Masco (MAS)
•	Allegion plc (ALLE)	•	NCR Corporation (VYX)
•	CommScope Holding Company, Inc. (COMM)	•	Owens Corning (OC)
•	Fortune Brands Home & Sec. (FBIN)	•	Pentair plc (PNR)
•	Generac Holdings, Inc. (GNRC)	•	Regal Rexnord (RRX)
•	Jeld-Wen Holdings, Inc. (JELD)	•	UFP Industries (UFPI)
		•	Watsco, Inc. (WSO)

In selecting the companies included in the 2025 peer group, the Committee approved the removal of Alarm.com and Itron from the 2024 list of peers, and the addition of Masco, Regal Rexnord and UFP Industries, which better align with the selection criteria described above. While the Committee considers peer group information provided by its independent compensation consultant as part of its benchmarking analysis, it also refers to other available resources, including published compensation data from surveys, to fully understand competitive compensation practices in the external marketplace for executive talent.
The Committee uses the peer group benchmark data as one reference point to guide its compensation decisions, although actual compensation levels may vary based on the Committee’s consideration of other factors described below.
Compensation Risk Assessment
Members of management from our human resources, legal and internal audit functions assess whether our compensation policies and practices encourage excessive or inappropriate risk taking by our employees. This assessment includes a review of the risk characteristics of our business, our internal controls and related risk management programs, the design of our incentive plans and policies, and the impact of risk mitigation features. The Committee provides oversight of our compensation risk assessment process and management reports its findings to the Committee. Management last reported to the Committee on its full review of the compensation programs in 2025, and no material changes were recommended to be made to the compensation programs as a result of the review. Based on this, the Committee does not believe that our compensation programs for employees are reasonably likely to create any material risks on the Company.

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Elements of Compensation
Overview
The Committee has the primary authority to determine and approve the compensation of our NEOs. The Committee is charged with reviewing our executive compensation policies and practices annually to ensure that the total compensation paid to our NEOs is fair, reasonable, competitive with our peers and commensurate with the level of expertise and experience of our NEOs.
The Committee reviews and approves the total amount of compensation for our NEOs and the allocation of total compensation among each of the components. The Committee’s decisions related to NEO compensation levels and mix for fiscal 2025 were determined principally on the following factors:
•	Individual and Company performance;
•	Each executive’s scope of responsibility and experience;
•	The judgment and general industry knowledge obtained through years of service with companies in our industry and other similar industries; and
•	Input about competitive market practices from our independent compensation consultant.
The Company’s management team and human resources leadership worked closely with the Committee to analyze competitive market practices and effectively design and implement our executive compensation program. Our CEO regularly participates in Committee meetings and develops and provides recommendations to the Committee regarding the compensation for our NEOs (excluding himself) and the design of our incentive compensation programs. Our CEO and other NEOs are not present when their own compensation arrangements are discussed by the Committee.
Resideo’s 2025 Executive Compensation Program
We have designed both short-term and long-term incentive (“LTI”) compensation packages that we believe are competitive and support the compensation objectives described above. The key elements of our compensation program for NEOs are set forth below.

BASE SALARY
•
Salaries are competitive with median market practice for the individual’s role, taking into consideration individual performance, experience, scope of role relative to market benchmarks and other factors

ANNUAL INCENTIVE PLAN
•
Our 2025 annual incentives were tied to achieving growth and profitability targets approved by the Board
•
Financial metrics for 2025 were Net Revenue and Operating Income as a percentage of Net Revenue (“Operating Income Margin”), each on a constant currency basis

LONG-TERM INCENTIVES
•
Target LTI values were granted to our NEOs through two equity instruments:
•
RSUs representing 50% of the total LTI value for our NEOs, vesting annually over three years in equal, one-third installments; and
•
Performance share units (“PSUs”) representing 50% of the total target LTI value for our NEOs (other than our CEO), with potential payout determined based 50% on our relative total shareholder return measured against the total shareholder return of the companies in the S&P 600 Index (“rTSR”), and 50% based on our return on invested capital (“ROIC”) during the 3-year performance period.

•
Mr. Geldmacher, our CEO, previously announced his intended retirement from the Company and this transition is expected to occur six months following the appointment of a new CEO, which is now expected to occur in connection with the ADI Spin-Off (the “CEO Retirement”). As a result of the contemplated CEO Retirement, Mr. Geldmacher is no longer eligible to receive annual equity grants under our long-term incentive program. Given, however, that Mr. Geldmacher has remained CEO longer than anticipated in order to permit the appointment of a new CEO in connection with the ADI Spin-Off, the Committee, as noted below, granted the 2026 Equity Grants (as defined below) to Mr. Geldmacher in February 2026.

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The Committee approved a 2025 executive compensation program that reflects our business strategy and a strong pay-for-performance culture. Our rTSR-based PSUs will be earned based on our performance against that of the companies in the S&P 600 Index and our ROIC-based PSUs will be earned based on achievement of our return on invested capital goal, both measured over a three-year performance period and intended to directly align the interests of our NEOs with that of our shareholders. Our RSU awards further align the interests of our NEOs with our shareholders and provide a meaningful retention vehicle.
2025 Base Salary
Base salaries provide a competitive level of fixed compensation for our NEOs, which are aligned with their roles and account for additional factors such as their level of experience and individual performance. The Committee considers competitive fixed cash compensation to be an important foundation of a competitive total compensation program that will both retain and motivate our executives. At least annually, the Committee reviews the competitiveness of base salaries relative to external benchmarks and considers changes, as appropriate, taking into consideration market data as well as factors specific to the Company, including key elements of the compensation philosophy described above. For 2025, base salaries for NEOs, other than Messrs. Geldmacher and Surran, were generally increased to reflect market-based increases of 4%, which closely aligned with increases provided to our other employees in the United States. Mr. Geldmacher was not eligible for a base salary increase for fiscal 2025 as a result of the contemplated CEO Retirement and his salary was not increased in 2025. Mr. Surran received a 10.6% increase in his base salary for fiscal 2025 to reflect his outstanding leadership in driving performance of the P&S division, to recognize the enhancements he made to facilitate disciplined new product introduction, and to provide a level of base salary in closer proximity to his peers. Fiscal 2025 annual base salaries for the NEOs, including any change from the prior year, are reflected below:

Name	Title	2024 Base Salary	2025 Base Salary	Percent Increase
Jay Geldmacher	President and Chief Executive Officer	$1,066,000	$1,066,000	0%
Michael Carlet	Executive Vice President, Chief Financial Officer	$575,000	$600,000	4.3%
Robert Aarnes	President, ADI Global Distribution	$643,700	$670,000	4.1%
Tom Surran	President, Products & Solutions	$565,000	$625,000	10.6%
Jeannine Lane	Executive Vice President, General Counsel & Corporate Secretary	$567,600	$591,000	4.1%

2025 Annual Incentive Plan
The fiscal 2025 annual incentive plan provided NEOs the opportunity to earn a cash bonus with a target amount equal to a specified percentage of the NEO’s base salary. Under the 2025 annual incentive plan, our NEOs were eligible to receive a payout ranging from a threshold payment of 25% to a maximum of 200% of the target award allocated to the achievement of each financial metric. No bonus is paid if performance under both metrics is below threshold. If one metric is below threshold and the other is above threshold, the maximum payout is 90% of target.
In determining the financial metrics used to set performance targets for the 2025 annual incentive compensation awards, the Committee considered, among other factors, the importance of a clear and direct link between our financial results and awards under our annual incentive plan. To that end, for 2025, the Committee made no change to the financial metrics used in 2025, consisting of Net Revenue and Operating Income Margin, each on a constant currency basis. At the time the performance metrics and goals were set for 2025, the Committee also determined that certain items not contemplated at that time would be excluded from the results determined after the end of the year, including the results of businesses acquired and divested during 2025, unanticipated legal settlements, restructuring and similar unusual events.

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The relative weighting of each financial metric and a definition of the metric is set forth below:

Financial Metric*	Weighting	Definition*
Net Revenue	50%
The aggregate transaction price recognized from satisfied performance obligations for the products and services provided to our customers net of discounts, rebates, other customer incentive programs, and gross customer returns. For purposes of this financial metric, net revenue is determined on a constant currency basis to remove the impact of foreign currency fluctuations.

Operating Income Margin	50%	Represents the ratio of operating income to net revenue.

*	The financial metrics are reported on a constant currency basis.
In setting the 2025 financial targets, the Committee was focused on our commitment to aligning executive compensation with the Company's financial performance and strategic goals, and incentivizing behaviors aligned with shareholder interests. To this end, the target Goal for Net Revenue for consolidated Resideo and for ADI was set above the actual Net Revenue amount achieved last year. In addition, the target Goal for Operating Income Margin for P&S was set above the actual Operating Income Margin achieved last year for P&S. The target Goal for Net Revenue for P&S was slightly lower compared to the actual amounts achieved last year due primarily to foreign currency exchange impacts. In addition, the target Goal for Operating Income Margin for consolidated Resideo was set below the actual amount achieved last year due to anticipated strategic investments and because a higher percentage of consolidated Operating Income Margin was expected from ADI (which has a lower target Operating Income Margin than P&S) due to the inclusion of a full year of the Snap One business as part of ADI. The target goal for Operating Income Margin for ADI was set below the actual amounts achieved last year due to anticipated cash to be used for strategic investments.
In certifying the level of performance achieved for 2025, the Committee ratified those adjustments previously approved by the Committee when the metrics were set, including impacts of foreign exchange rates, amounts related to restructuring, impairment and extinguishment costs, unanticipated legal settlements, and other adjustments that were not contemplated at the time the goals were originally determined. These adjustments resulted in a $90 million decrease, $46 million decrease, and $44 million decrease in Net Revenue for consolidated Resideo, ADI, and P&S, respectively. Operating Income Margin increased by 50 basis points (“bps”), 10 bps, and 50 bps for consolidated Resideo, ADI, and P&S, respectively.

Financial Performance*	For the Period January 1, 2025 – December 31, 2025
Total Company Financial Metrics (Weight)	Threshold ($M)	Goal ($M)	Maximum ($M)	Actual ($M)	Financial Performance % of Goal	Financial Performance Payout %	Weighted Payout %
Net Revenue (50%)	$6,652	$7,391	$8,130	$7,382	99.9%	99.9%	50%
Operating Income Margin (50%)	7.3%	8.6%	9.9%	8.6%	100.5%	104.0%	52%
Total Company							101.5%

*	Actual results are reported at constant currency.

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Financial Performance*	For the Period January 1, 2025 – December 31, 2025
ADI Global Distribution Financial Metrics (Weight)	Threshold ($M)	Goal ($M)	Maximum ($M)	Actual ($M)	Financial Performance % of Goal	Financial Performance Payout %	Weighted Payout %
Net Revenue (50%)	$4,343	$4,825	$5,308	$4,738	98.2%	91.0%	45%
Operating Income Margin (50%)	4.4%	5.2%	6.0%	4.5%	86.0%	53.2%	27%
ADI Total							72.1%
Total Company							101.5%
Weighted Total (50% ADI Total/50% Company Total)							86.8%

*	Actual results are reported at constant currency.

Financial Performance*	For the Period January 1, 2025 – December 31, 2025
Products & Solutions Financial Metrics (Weight)	Threshold ($M)	Goal ($M)	Maximum ($M)	Actual ($M)	Financial Performance % of Goal	Financial Performance Payout %	Weighted Payout %
Net Revenue (50%)	$2,309	$2,566	$2,823	$2,644	103.1%	130.6%	65%
Operating Income Margin (50%)	17.3%	20.3%	23.3%	21.1%	104.0%	126.7%	63%
Products and Solutions Total							128.6%
Total Company							101.5%
Weighted Total (50% Products and Solutions Total/50% Company Total)							115.0%

*	Actual results are reported at constant currency.
The annual incentive plan financial metrics for our NEOs, other than Messrs. Aarnes and Surran, were based on Resideo’s consolidated results. The financial metrics for Mr. Aarnes’ annual incentive award were weighted 50% on the results of ADI, and 50% on Resideo’s consolidated results. The financial metrics for Mr. Surran’s annual incentive award were weighted 50% on the results of P&S and 50% on Resideo’s consolidated results. The Bonus Target percentage for each of our NEOs remained the same as in 2024.
To determine the actual 2025 annual incentive cash awards paid to each NEO pursuant to the annual incentive plan, the following formula was applied. The base salary amount used in the formula was the NEO’s 2025 base salary rate.

NEO	2025 Base Salary	Bonus Target %	Financial Performance Payout Percentage	Annual Incentive Cash Award
Jay Geldmacher(1)	$1,066,000	150%	101.5%	$1,622,985
Michael Carlet	$600,000	100%	101.5%	$609,000
Robert Aarnes	$670,000	100%	86.8%	$581,560
Tom Surran	$625,000	100%	115.0%	$718,750
Jeannine Lane	$591,000	80%	101.5%	$479,892

(1)	Pursuant to a letter agreement dated November 6, 2024 with Mr. Geldmacher, as he remained CEO during the entirety of 2025, he was eligible for the full amount of the 2025 Annual Incentive Cash Award.

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2025 Long-Term Incentives
The goal of our LTI plan is to align the compensation of our executives with the interests of shareholders by granting annual equity awards to encourage strong operational and financial performance that results in long-term shareholder value creation. LTI compensation also serves as a retention instrument and provides equity-building opportunities for executives. These equity awards are granted under the Amended and Restated 2018 Stock Incentive Plan of Resideo Technologies, Inc. and its Affiliates (the “2018 Stock Incentive Plan”). In determining the target award value for each executive, the Committee considers competitive LTI award information among our peer group companies provided by our independent compensation consultant, taking into consideration the total value of all elements of compensation. Further, the Committee recognizes the importance of LTI awards in providing a compensation package that will motivate and retain Company executives.
The table below shows the mix of the LTI components for the LTI award granted in 2025:

NEOs other than CEO (% of Total LTI)
Performance Stock Units (PSUs)	50%
Restricted Stock Units (RSUs)	50%

Name (1)	2025 LTI Award Target Value	2025 PSU Target Value	2025 RSU Target Value
Michael Carlet	$2,000,000	$1,000,000	$1,000,000
Robert Aarnes	$2,200,000	$1,100,000	$1,100,000
Tom Surran(2)	$2,200,000	$1,100,000	$1,100,000
Jeannine Lane	$1,500,000	$750,000	$750,000

(1)	As a result of the CEO Retirement, Mr. Geldmacher did not receive an LTI award in 2025.
(2)	Mr. Surran received an additional equity grant not included in this table described under “Special Equity Award Granted to Mr. Surran” below.
The number of shares awarded to each NEO for each component of the award is determined by dividing the target value by the average of the closing stock price of a share of the Company’s common stock on the three market trading days leading up to and including the grant date, rounded down to the nearest cent.
2025 RSUs
The annual RSUs awarded in 2025 will vest ratably over a three-year period, with one-third of the shares vesting on each anniversary of the grant date, subject to the recipient being employed by the Company through each vesting date, but continue to vest after retirement.
2025 PSUs
For 2025, the Committee approved the redesign of our PSU program to include a component based on the three-year average ROIC and retaining the three-year rTSR component, each weighted equally and independent of one another. The performance period for the PSUs granted in 2025 is for the three-year period ending on December 31, 2027 (the “2025 PSUs”) and the maximum payout of the 2025 PSUs is 200% of the target award. This change in design was primarily driven by our shareholder engagement conversations, which emphasized the importance to our shareholders of linking executive compensation to our financial results, while also remaining aligned with shareholders’ interests by maintaining a performance metric based on Resideo’s stock price through rTSR.
The rTSR component for the 2025 PSUs may be earned by comparing our total shareholder return (“TSR”) to the TSR of other companies in the S&P 600 Index from the grant date of February 13, 2025, through December 31, 2027. The threshold, target and maximum levels of rTSR achievement that correspond to the number of shares that may be earned are set forth below. Performance below the threshold level will result in no shares being paid for the rTSR component of the 2025 PSUs. In addition, there is a cap on the payout for the rTSR performance measure if the

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Company's TSR is negative for the performance period. Under those circumstances, the maximum payout will be capped at 100% of the target award, regardless of the Company's relative performance against the other companies in the S&P 600 Index.
rTSR Award

	Percentile Rank	Payout as percent of Target shares*
Threshold	25th	50%
Target	55th	100%
Maximum	75th	200%

*	Linear interpolations between points.
The new ROIC metric included in the 2025 PSUs will be earned if certain levels of a three-year average ROIC is achieved. There will be no payout for the ROIC portion of the 2025 PSUs if the performance achieved is below the threshold level set for this component. In addition, there is a flat funding schedule around the target level to recognize the inherent difficulty in goal-setting over a three-year period (with a 98%-102% collar around the target goal). ROIC is defined as Net Operating Profit x (1-tax rate) divided by Total Debt + Other Long-Term Liabilities (excluding any liabilities under the Indemnification Agreement + Shareholder Equity – Excess Cash).
The Committee established threshold, target and maximum goals for the ROIC performance measure for the 2025 PSUs. The specific ROIC performance goals for the three-year award period are maintained by us as proprietary and confidential. The Committee believes that disclosure of these specific performance goals would represent competitive harm to us as the ROIC goals and results are not publicly disclosed and are competitively sensitive. The Committee believes the attainment of the target performance levels, while uncertain, could be reasonably achieved with strong execution by the Resideo team of the long-term financial plan. Threshold goals represent the minimum level of performance necessary for there to be a payout for the ROIC performance measure and the Committee believes the threshold goals are rigorous, but likely to be achieved. Maximum goals represent the performances at which payouts for the ROIC performance measure are 200% of the target award and reinforces stretch achievements. Even if actual results exceed the maximum goals, the payouts for the ROIC performance measure are capped at 200% of the target award to mitigate any incentive to encourage excessive risk taking across Resideo. Maximum goals represent levels of performance at which the Committee determined a payout of 200% of target would be appropriate. The Committee believes that the maximum goals established are more aggressive goals. We expect to provide disclosure of the actual ROIC goals and performance attained for the 2025 PSUs in the proxy statement for our 2028 Annual Meeting. In addition to approving performance measures, goals and weightings, the Committee also established specific and typical corporate adjustment events that are consistent with past practice for determining payouts under the 2025 PSUs. The adjustment events include material impacts from acquisitions and divestitures, changes in tax or accounting principles, termination, modification, restructuring or settlement of any agreement with Honeywell entered into at the time of the Resideo was separated from Honeywell, purchase accounting adjustments, foreign currency exchange rates, restructuring activities, impairment and extinguishment costs, and other adjustments that were not contemplated as part of the Resideo’s financial plan at the time the goals were originally determined.
The rTSR and ROIC performance metrics in the 2025 PSUs are measured and paid out independently of each other. As such, if the threshold level of the rTSR is not achieved, but is achieved for ROIC, or vice versa, an amount of the 2025 PSUs would be earned.
2023 PSUs
December 31, 2025 marked the end of the three-year performance period for PSUs granted in February 2023 (the “2023 PSUs”). The 2023 PSUs vested based on the ranking of Resideo’s TSR over the three-year period from January 1, 2023 through December 31, 2025 as compared to the TSR of the companies in the S&P 600 Index over the same period. The total shares that could have been earned by our NEOs under these awards range from 50% of the target award for achievement of the minimum level of performance to a maximum of 200% of the target award.

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Based on Resideo achieving a TSR rank of 78 out of the 527 companies in the S&P 600 Index, which represents a 85.36 percentile ranking, the 2023 PSU awards achieved a maximum payout of 200% of the target award.
Special LTI Awards Granted to Mr. Surran and Mr. Geldmacher
As we disclosed last year, the Committee approved a special grant with a value of $3 million in RSUs for Mr. Surran in February 2025 for retention purposes (the “Surran Special Grant”). Unlike our standard annual RSU awards, the special RSU awards vest 50% on each of the third and fourth anniversaries of the grant date and do not provide for continued vesting in the event of retirement.
The Committee considered a variety of factors when making the decision to provide the special grants, including the outstanding leadership of Mr. Surran in driving performance by his division, P&S. Mr. Surran, who was hired late in 2023, was tasked with restructuring the P&S business to drive shareholder value. We believe that his focus on new product introduction has led to greater market adoption of our products. In addition, he has expanded his role with the added oversight of corporate innovation and revenue, making his role more complex. The leadership demonstrated by him during periods of transition, his importance to the future of the organization, and the need to ensure retention and business stability, were all important factors. Lastly, the total value of his outstanding equity in absolute and relative terms was considered in the Committee's decision to make this special award.
As disclosed above, as a result of the contemplated CEO Retirement, Mr. Geldmacher was not granted a long-term incentive award in 2025. As the CEO Retirement date has extended beyond what was originally contemplated, as disclosed on February 20, 2026, the Committee approved a grant with a value of $3 million in RSUs to Mr. Geldmacher to compensate him for his continued employment with Resideo. The RSU will vest on the first anniversary of the grant date so long as Mr. Geldmacher (i) remains employed through the vesting date or (ii) if he remains employed for at least six months following the date a new Chief Executive Officer commences employment but before the first anniversary of the grant date and provided Mr. Geldmacher remains in compliance with the noncompete and other restrictive covenant agreements as of the vesting date (the “2026 Equity Grant”).
Each of the Surran Special Grant and the 2026 Equity Grant are special grants that we do not expect to be recurring. Instead, these grants are to facilitate the necessary executive transitions contemplated in connection with the ADI Spin-Off, to address retention considerations, and for Mr. Surran, to reward him for exceptional business results as he transitioned into his new role with P&S.
Other Components of Our Compensation Program
Severance Plan
Each of our NEOs, other than Mr. Geldmacher, participates in the Resideo Technologies, Inc. Severance Plan for Designated Officers (the “Severance Plan”). Mr. Geldmacher will be eligible for certain benefits upon the CEO Retirement, as described under “Letter Agreements with Jay Geldmacher, President and Chief Executive Officer” below.
Under the Severance Plan, our NEOs are eligible for benefits upon a termination without “cause” (as defined in the Severance Plan) or a resignation for good reason (as defined in the Severance Plan) following a change in control (“CIC”). Such a provision is considered to be a “double trigger” and is intended to ensure the continued attention of our NEOs to their roles and responsibilities without the distraction that may arise from the possibility of a job loss concurrent with a CIC of the Company. These benefits include two years of continued salary and target bonus, payable in a lump sum, a pro-rata target bonus, and the Company will continue to pay its portion of employee benefits.
A “CIC” is defined in the Severance Plan, and generally includes the sale of 30% or more of the Company’s stock, the purchase of stock pursuant to a tender or exchange offer, a sale of substantially all assets of the Company, certain mergers, or certain changes in the composition of the Board.
In addition, the Severance Plan provides for severance payments and benefits that become payable if the employment of one of our NEOs is terminated by us without cause, not in connection with a CIC. These benefits include 18 months of continued salary and a pro-rated annual bonus based on actual performance.
All severance benefits under the Severance Plan are subject to such individual signing and not revoking a release of claims, and complying with certain restrictive covenants.

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Effective July 31, 2025, the Committee approved an amendment to the Severance Plan. The Severance Plan, as amended, provides for the same severance benefits described above for a CIC termination for any participant who incurs a covered termination of employment (a termination without cause or a resignation for good reason) within the 18-month period following a divestiture or similar transaction involving ADI or P&S, provided that such a transaction occurs prior to December 31, 2027 (a “Divestiture Termination”), even if such a divestiture transaction would not constitute a CIC under the Severance Plan. In addition, upon a Divestiture Termination, the vesting of outstanding equity awards will be fully accelerated for any award that is subject only to time-based vesting conditions and, for any award subject to performance-based vesting conditions, fully vested based on target performance.
The amendment to the Severance Plan also added the benefit of payment of pro-rata bonus based on actual achievement for the year of termination for all covered terminations under the Severance Plan, and added a “best net” provision which would apply in the event that an NEO’s severance benefits would be subject to excise taxes pursuant to Section 280G of the Internal Revenue Code. No gross-up of Section 280G taxes is provided.
The Committee adopted the Severance Plan to provide competitive post-employment compensation arrangements that promote the continued attention, dedication and continuity of the members of our senior management team, including our NEOs, and enable us to continue to recruit talented senior executive officers. The Committee intends to periodically review the severance available to our NEOs under the Severance Plan to ensure ongoing competitiveness and alignment with our overall compensation philosophy.
The Compensation Committee’s “Executive Officer Cash Severance Policy” provides that we will not enter into or amend a severance arrangement to provide payment of cash severance benefits to an executive officer exceeding 2.99 times the sum of the executive officer’s annual base salary plus the executive officer’s target annual cash incentive award without presenting it for advisory ratification at the next regularly scheduled annual meeting of shareholders.
The severance benefits provided to our NEOs are further detailed in the “Potential Payments Upon Termination or Change in Control Table” found later in this Proxy Statement.
Nonqualified Retirement Benefits
Executive officers (including the NEOs) may choose to participate in the Resideo Supplemental Savings Plan, a nonqualified deferred compensation plan that permits additional tax-deferred retirement savings options. The Resideo Supplemental Savings Plan has two components, the Deferred Incentive Program (“DIP”) and the Supplemental Savings Program (“SSP”). Executive officers can elect to defer up to 100% of their annual incentive award under the DIP component. In addition, under the SSP component, executive officers may also elect to defer eligible compensation that cannot be contributed to the Company’s 401(k) plan due to Internal Revenue Code (“IRS”) limitations. The amounts contributed to the Supplemental Savings Plan are eligible for Company matching credits, not to exceed 100% of the first 7% contributed combined between the SSP and the Company’s 401(k) plan. The participant account balances in the SSP are subject to gains and losses, based on the returns of the Fidelity® U.S. Bond Index Fund. Certain NEOs are also participants in a non-qualified supplemental pension plan, described below under “Pension Benefits.”
Benefits and Perquisites
Our NEOs are eligible to receive the same benefits as our salaried employees in the U.S. The Company and the Committee believe this approach is reasonable and consistent with the overall compensation objectives to attract and retain employees. These benefits include medical, dental, vision, disability insurance, a qualified pension plan, a 401(k) plan and other plans and programs made available to other eligible employees in the U.S. Employees participating in our 401(k) plan receive matching contributions of 100% of the first 7% of eligible compensation contributed, subject to applicable IRS limits. NEO perquisites are reviewed periodically to ensure that benefit levels remain competitive.
Executive Annual Physical Program, Commuting, Remote Office, and Relocation
The Company provides executive officers with an annual executive physical paid for by the Company. These physicals provide a more in-depth review of the health of our executive officers.

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In connection with his hire, the Committee approved Mr. Geldmacher receiving an annual physical and the right to use a private jet for business and commuting purposes, including a full tax gross-up for such use. These additional benefits were approved for Mr. Geldmacher related to his health and safety. In 2025, Mr. Geldmacher did not use a private jet for commuting purposes, and therefore no such expenses were incurred.
Executive officers who are asked to relocate to a new work location are eligible to participate in the Company’s relocation program. The program includes reimbursement of various transition expenses, including for temporary living, house hunting and final move expenses, as well as a home sale assistance program and shipment of personal items, and a related tax gross-up payment.
In 2025, the Company reimbursed commuting costs for travel by Mr. Surran as President, Products & Solutions, from his home in California to the Company’s headquarters in Scottsdale, AZ. Reimbursement of such costs aligns with Mr. Surran's original offer letter, which contemplated him remaining in California, avoids payment by the Company of relocation costs, and supports Mr. Surran’s essential in-person interaction with other executive officers and employees. In addition, the Company pays the lease expense for a remote office for Mr. Aarnes to provide him with the ability to work out of an office in close proximity to his home in Florida on days when he is not on business travel or working from ADI’s headquarters in Melville, New York.
Executive Stock Ownership Guidelines
The Committee believes that the interests of our executives, including our NEOs, will be more aligned with those of our shareholders, and our NEOs will more effectively pursue strategies that promote our shareholders’ long-term interests, if our executives hold substantial amounts of our stock. All of our executive officers, including our NEOs, are subject to minimum stock ownership guidelines that are administered by the Committee. Under these guidelines, our executive officers must hold shares of Resideo common stock or equivalents equal in value to the following multiples of their base salary in effect at the time they first become subject to the guidelines:

CEO	6x Base Salary
Other Executive Officers	3x Base Salary

Our executive officers have five years from the date they become subject to the guidelines to meet the ownership requirement. Shares owned outright, unvested RSU awards and earned performance share awards are counted toward the ownership requirement. Shares may be sold during the five-year compliance period if satisfactory progress towards meeting the minimum requirement is demonstrated. As of December 31, 2025, all executive officers have met the minimum stock ownership requirement.
Incentive Recoupment (“Clawback”) Policy
In 2023, the Committee approved a revised Clawback policy to comply with the new NYSE listing standards. Under the policy, in the event the Company is required to prepare an accounting restatement, the Company will reasonably promptly recover any excess incentive-based compensation paid to our current and former executive officers based on any misstated financial reporting measure that was received during the three-year period preceding the date the Company is required to prepare the restatement.
Insider Trading Policy
The Board has adopted an insider trading policy governing the purchase, sale, and other transactions in the Company’s securities by directors, officers and employees of the Company, and by the Company itself. The Company believes its insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable NYSE listing standards. The Company’s insider trading policy is filed with the SEC as an exhibit to our Annual Report on Form 10-K.
Hedging and Pledging Policy
It is our policy that all of our directors, officers and employees are prohibited from engaging in short sales of Resideo securities and selling or purchasing puts or calls or otherwise trading in or writing options on Resideo securities and using certain financial instruments (including forward sale contracts, equity swaps, collars and exchange funds),

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holding securities in margin accounts or pledging Resideo securities as collateral, in each case, that are designed to hedge or offset any decrease in the market value of Resideo securities.
Tax Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code generally limits the tax deductibility of compensation paid to the CEO and other covered individuals to $1 million in any taxable year. Thus, we generally will not be able to take a deduction for any compensation paid to the covered individuals, including our NEOs, in excess of $1 million. While the Committee considers this limitation on tax deductibility, its decisions regarding executive compensation are determined based on the philosophy and factors described above.
Compensation and Human Capital Management Committee Report
The Committee has reviewed and discussed with management the Company’s Compensation Discussion and Analysis included in this Proxy Statement. Based on this review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company’s Form 10-K for the year ended December 31, 2025.
This report is provided by the following independent members of the Board, who comprise the Committee:
Sharon Wienbar (Chair)
Nina Richardson
John Stroup
Kareem Yusuf

56 | 2026 PROXY STATEMENT

Summary Compensation Table
The following table sets forth information concerning the compensation awarded to, earned by or paid to our NEOs during 2025.

Officer Name	Position	Year	Base Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Changes in Pension Values ($)(4)	All Other Compensation ($)(5)	Total Compensation ($)
Jay Geldmacher	President & Chief Executive Officer	2025	1,066,000	—	—	1,622,985	—	25,480	2,714,465
		2024	1,066,000	—	11,846,817	2,065,908	—	22,132	15,000,857
		2023	1,057,654	1,548,634	10,743,018	1,854,840	—	3,464	15,207,609
Michael Carlet	EVP, Chief Financial Officer	2025	593,173	1,286,250	2,161,668	609,000	—	31,410	4,681,501
		2024	482,692	—	473,351	382,854	—	6,167	1,345,064
Robert Aarnes	President, ADI Global Distribution	2025	662,818	—	2,377,828	581,560	27,314	71,985	3,721,505
		2024	638,638	—	7,914,367	711,289	83,990	32,071	9,380,356
		2023	616,884	—	2,829,023	624,900	82,242	26,222	4,179,271
Tom Surran	President, Productions & Solutions	2025	608,615	—	5,330,841	718,750	—	43,429	6,701,635
		2024	565,000	—	2,321,685	771,790	—	77,089	3,735,564
Jeannine Lane	EVP, General Counsel & Corporate Secretary	2025	584,610	—	1,621,244	597,226	20,861	52,591	2,876,532
		2024	563,131	—	1,509,087	586,671	261,161	52,545	2,972,595
		2023	546,692	—	1,671,680	511,328	318,764	30,546	3,079,010

(1)
The amount for Mr. Geldmacher for 2023 represents payment of a cash retention bonus he was awarded in connection with the commencement of his employment that would be paid on the third anniversary of his hire if he remained employed. The amount for Mr. Carlet represents a transaction bonus related to the acquisition of Snap One in 2024.

(2)
Stock awards granted in 2025 consisted of RSU awards and PSU awards. The amounts reported in this column represent the aggregate grant date fair value of the RSU awards for fiscal years 2025, 2024, and 2023 and of the PSU awards for fiscal years 2025, 2024, and 2023. We calculated these amounts in accordance with the provisions of FASB ASC Topic 718 utilizing the assumptions discussed in Note 8 of the Notes to the Financial Statements in the Company’s Form 10-K for the year ended December 31, 2025. The fair values of PSU awards differ from the target values described in the Compensation Discussion & Analysis, which are determined based on the closing stock price on the three market trading days leading up to and including the grant date for the target number of units awarded. Included in the amount reported for Mr. Surran for 2025 is the grant date fair value of an additional grant of RSUs issued on February 12, 2025, as described in more detail in the “2025 Long-Term Incentives” section above. The value of the 2025 PSUs, if maximum performance is achieved, are as follows:

Name	PSUs Maximum ($)
Michael Carlet	2,354,689
Robert Aarnes	2,590,148
Tom Surran	2,590,148
Jeannine Lane	1,765,992

The fair value of the RSUs is based on the average of the high and low prices for Resideo stock on the grant date. The value of the 2025 rTSR PSUs reflect the grant date fair value of the PSUs when granted based on the Monte Carlo simulation model using the assumptions shown in the table below. The value of the ROIC PSUs (50% of the award) is based on the average of the high and low prices of the target number of shares of Resideo stock on the grant date:

Grant Date	Fair Value	Volatility	Risk-Free Rate
February 12, 2025	$29.75	45.18%	4.28%

(3)
The amounts in this column represent the total 2025, 2024, and 2023 annual incentive payments, as applicable, made to the NEOs as described in more detail above in the “Compensation Discussion & Analysis – Elements of Compensation” section of this Proxy Statement. The amount shown was paid shortly after the end of the respective fiscal year.

(4)	The amounts in this column represent the aggregate change in the present value of each NEO’s accumulated benefit under the Company’s pension plans (as disclosed in the Pension Benefits table below).

2026 PROXY STATEMENT | 57

(5)
The amounts reported in this column for 2025, 2024, and 2023, as applicable, include commuting costs (Mr. Surran), remote office lease (Mr. Aarnes), Company contributions under the 401(k), Company contributions to the executive's health savings account, the cost of excess life and liability insurance, and costs for executive physicals.

Name	401(k) Company Contributions ($)	Deferred Compensation Plan Company Contributions ($)	Other Benefits($)(a)(b)
Jay Geldmacher	—	—	25,480
Michael Carlet	23,500	—	7,910
Robert Aarnes	23,500	—	48,485
Tom Surran	23,500	—	19,929
Jeannine Lane	23,500	—	29,091

(a)	Includes costs for executive physicals and excess life and liability insurance premiums paid by the Company.
(b)
Included in the amount reported: (i) for Mr. Surran is $7,487 in commuting expenses from his home in California to the Company headquarters in Arizona, which were reimbursed by the Company during 2025 and (ii) for Mr. Aarnes is $38,275 for lease payments for a remote office. In addition to the reported amounts, Mr. Geldmacher's spouse was permitted to accompany him when he used a private jet for business travel, for which there was no incremental cost.

58 | 2026 PROXY STATEMENT

Grants of Plan-Based Awards — Fiscal Year 2025
The following table summarizes the grants of plan-based awards made to our NEOs during the fiscal year ended December 31, 2025.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Incentive Plan Awards
Officer Name	Award Type	Grant Date	Threshold ($)(1)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards (#)	Grant Date Fair Value of Stock and Option Awards ($/sh.)(6)
Jay Geldmacher	AIP(2)		399,750	1,599,000	3,198,000	—	—	—	—	—
Michael Carlet	AIP(2)		150,000	600,000	1,200,000	—	—	—	—	—
	RSU(3)	02/12/2025	—	—	—	—	—	—	46,061	984,324
	PSU(4)	02/12/2025	—	—	—	23,031	46,062	92,124	—	1,177,345
Robert Aarnes	AIP(2)		167,500	670,000	1,340,000	—	—	—	—	—
	RSU(3)	02/12/2025	—	—	—	—	—	—	50,667	1,082,754
	PSU(4)	02/12/2025	—	—	—	25,334	50,668	101,336	—	1,295,074
Tom Surran	AIP(2)		156,250	625,000	1,250,000	—	—	—	—	—
	RSU(3)	02/12/2025	—	—	—	—	—	—	50,667	1,082,754
	PSU(4)	02/12/2025	—	—	—	25,334	50,668	101,336	—	1,295,074
	RSU(5)	02/12/2025	—	—	—	—	—	—	138,185	2,953,013
Jeannine Lane	AIP(2)		118,200	472,800	945,600	—	—	—	—	—
	RSU(3)	02/12/2025	—	—	—	—	—	—	34,546	738,248
	PSU(4)	02/12/2025	—	—	—	17,273	34,546	69,092	—	882,996
(1)	Represents the payment received for the minimum level of performance required to earn a payout under the plan for 2025.
(2)	Annual incentive plan (“AIP”) compensation awarded under the Resideo Bonus Plan for the 2025 performance year, which are paid in early 2026.
(3)
Annual RSUs granted under the Resideo 2018 Stock Incentive Plan, which will vest ratably on the first, second and third anniversaries of the grant date. See the Outstanding Equity Awards at 2025 Fiscal Year-End table below for further details on the equity awards listed above. The fair value of the RSUs reflected in the final column is based on the average of the high and low prices for Resideo stock on the grant date.

(4)
Fifty percent (50%) of the PSUs granted under the Resideo 2018 Stock Incentive Plan, which are subject to Resideo’s rTSR ranking against the companies in the S&P 600 Index for the period from February 13, 2025 through December 31, 2027 and will pay out in February 2028 if earned. The amounts in the Target column for the rTSR PSUs represent the number of shares earned at a ranking of the 55th percentile as compared to the companies in the S&P 600 Index. The amounts in the column labeled Threshold represent the total number of shares that would be earned if Resideo were to achieve a ranking of the 25th percentile for the rTSR awards, or, for the ROIC PSUs, which represent fifty percent (50%) of the award, the achievement of 85% of the ROIC goal over the performance period. The amounts in the column labeled Maximum represent the total number of shares that would be earned if Resideo were to achieve a ranking of the 75th percentile or above for the rTSR awards and achievement of 115% of the ROIC goal over the performance period. The fair value reflected in the final column is calculated in accordance with the provisions of FASB ASC Topic 718 as shown in footnote 2 to the Summary Compensation Table above. For the 2025 ROIC PSU awards, the fair value was $21.37, the average of the high and low prices of a share on the date of grant.

(5)	Additional RSU award granted under the Resideo 2018 Stock Incentive Plan, which will vest in equal increments on February 12, 2028, and February 12, 2029.
(6)	The fair value of the RSUs reflected in the final column is based on the average of the high and low prices for Resideo stock on the grant date.
Certain Terms of Equity Awards
Dividend equivalents may be earned on the RSU and PSU awards; however, they will be subject to the same vesting and forfeiture provisions that apply to the underlying award to which they relate. The Company has not paid dividends since becoming an independent public company.
If an award recipient breaches certain non-competition or non-solicitation obligations, the recipient’s unvested units will be forfeited, and certain shares issued in settlement of units that have already vested must be returned to the Company or the recipient must pay the Company the amount of the shares’ fair market value as of the date they were issued.
The impact of a termination of employment or change in control of our Company on option, RSU and PSU awards held by our NEOs is described and quantified in the “Potential Payments Upon Termination or Change in Control” section below.
All stock awards granted to the NEOs shown in the table above were granted under the 2018 Stock Incentive Plan and are governed by and subject to the terms and conditions of the plan and the relevant award agreements.

2026 PROXY STATEMENT | 59

Outstanding Equity Awards at 2025 Fiscal Year-End
The following table summarizes information regarding outstanding equity awards held by our NEOs as of December 31, 2025.

			Option Awards				Stock Awards
Officer Name	Grant Date	Notes	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Price ($)	Unexercised Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value* of Shares or Units That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights
Jay Geldmacher	5/28/2020	(1)	237,035	—	6.63	5/27/2027	—	—	—	—
	2/14/2023	(2)	—	—	—	—	56,051	1,968,511	—	—
	2/15/2024	(3)	—	—	—	—	—	—	477,374	16,765,375
	2/15/2024	(4)	—	—	—	—	106,082	3,725,600	—	—
	Total		237,035	—	—	—	162,133	5,694,111	477,374	16,765,375
Michael Carlet	6/14/2024	(5)	—	—	—	—	12,019	422,107	—	—
	6/14/2024	(6)	—	—	—	—	23,111	811,658	—	—
	6/14/2024	(5)	—	—	—	—	917	32,205	—	—
	6/14/2024	(7)	—	—	—	—	11,267	395,697	—	—
	6/14/2024	(8)	—	—	—	—	19,499	684,805	—	—
	8/9/2024	(9)	—	—	—	—	—	—	21,140	742,437
	8/9/2024	(10)	—	—	—	—	7,046	247,456	—	—
	2/12/2025	(11)	—	—	—	—	—	—	46,062	1,617,697
	2/12/2025	(12)	—	—	—	—	—	—	23,031	808,849
	2/12/2025	(13)	—	—	—	—	46,061	1,617,662	—	—
	Total		—	—	—	—	119,920	4,211,590	90,233	3,168,983
Robert Aarnes	2/20/2020	(14)	107,989	—	10.27	2/19/2027	—	—	—	—
	2/14/2023	(2)	—	—	—	—	19,267	676,657	—	—
	2/5/2024	(15)	—	—	—	—	—	—	129,334	4,542,210
	2/5/2024	(16)	—	—	—	—	43,111	1,514,058	—	—
	2/15/2024	(4)	—	—	—	—	248,632	8,731,956	—	—
	2/12/2025	(11)	—	—	—	—	—	—	50,668	1,779,460
	2/12/2025	(12)	—	—	—	—	—	—	25,334	889,730
	2/12/2025	(13)	—	—	—	—	50,667	1,779,425	—	—
	Total		107,989	—	—	—	361,677	12,702,096	205,336	7,211,400
Tom Surran	12/5/2023	(17)	—	—	—	—	9,856	346,143	—	—
	2/5/2024	(15)	—	—	—	—	—	—	117,576	4,129,269
	2/5/2024	(16)	—	—	—	—	39,192	1,376,423	—	—
	2/12/2025	(11)	—	—	—	—	—	—	50,668	1,779,460
	2/12/2025	(12)	—	—	—	—	—	—	25,334	889,730
	2/12/2025	(13)	—	—	—	—	50,667	1,779,425	—	—
	2/12/2025	(18)	—	—	—	—	138,185	4,853,057	—	—
	Total		—	—	—	—	237,900	8,355,048	193,578	6,798,459
Jeannine Lane	2/14/2023	(2)	—	—	—	—	11,385	399,841	—	—
	2/5/2024	(15)	—	—	—	—	—	—	76,424	2,684,011
	2/5/2024	(16)	—	—	—	—	25,474	894,647	—	—
	2/12/2025	(11)	—	—	—	—	—	—	34,546	1,213,256
	2/12/2025	(12)	—	—	—	—	—	—	17,273	606,628
	2/12/2025	(13)	—	—	—	—	34,546	1,213,256	—	—
	Total		—	—	—	—	71,405	2,507,744	128,243	4,503,895
*	Based on the closing stock price for Resideo stock on December 31, 2025 ($35.12).

60 | 2026 PROXY STATEMENT

(1)	These non-qualified stock options were granted May 28, 2020 and are fully vested.
(2)	The remaining RSUs vest on February 14, 2026.
(3)
These PSUs were awarded on February 15, 2024 and can be earned after the end of the three-year performance period ending on December 31, 2026. The number of PSUs that the NEO will receive is dependent upon the ranking of our rTSR as compared to the TSR of the companies in the S&P 600 Index. The number of PSUs shown is the maximum number of shares that can be earned.

(4)	The remaining RSUs will vest in equal installments on February 15, 2026 and February 15, 2027.
(5)	These RSUs were issued upon conversion of previous Snap One stock awards on the date of the acquisition of Snap One and the remaining will vest on February 15, 2026.
(6)
These RSUs were issued upon conversion of previous Snap One stock awards on the date of the acquisition of Snap One and the remaining will vest in equal installments on February 15, 2026 and February 15, 2027.

(7)	These RSUs were issued upon conversion of previous Snap One stock awards on the date of the acquisition of Snap One and vest in equal quarterly installments until fully vested on February 15, 2027.
(8)
These RSUs were issued upon conversion of previous Snap One stock awards on the date of the acquisition of Snap One and vest as to one-fourth of the shares on the first anniversary of the grant date and then in equal quarterly installments until fully vested on February 15, 2028.

(9)
These PSUs were awarded on August 9, 2024 and can be earned after the end of the three-year performance period ending on December 31, 2026. The number of PSUs that the NEO will receive is dependent upon the ranking of our rTSR as compared to the TSR of the companies in the S&P 600 Index. The number of PSUs shown is the maximum number of shares that can be earned.

(10)	The remaining RSUs will vest in equal installments on August 9, 2026 and August 9, 2027.
(11)
These PSUs were awarded on February 12, 2025 and can be earned after the end of the three-year performance period ending on December 31, 2027. The number of PSUs that the NEO will receive is dependent upon the ranking of our rTSR as compared to the TSR of the companies in the S&P 600 Index. The number of PSUs shown is the maximum number of shares that can be earned.

(12)
These PSUs were awarded on February 12, 2025 and can be earned after the end of the three-year performance period ending on December 31, 2027. The number of PSUs that the NEO will receive is dependent upon the achievement of a weighted-average return on invested capital (ROIC) goal for fiscal years 2025, 2026, and 2027. The number of PSUs shown is the target number of shares that can be earned.

(13)	These RSUs were awarded on February 12, 2025 and vest in equal installments on February 12, 2026, February 12, 2027 and February 12, 2028.
(14)	These non-qualified stock options were granted on February 20, 2020, and are fully vested.
(15)
These PSUs were awarded on February 5, 2024 and can be earned after the end of the three-year performance period ending on December 31, 2026. The number of PSUs that the NEO will receive is dependent upon the ranking of our rTSR as compared to the TSR of the companies in the S&P 600 Index. The number of PSUs shown is the maximum number of shares that can be earned.

(16)	The remaining RSUs will vest in equal installments on February 5, 2026 and February 5, 2027.
(17)	The remaining RSUs vest in full December 5, 2026.
(18)	These RSUs were awarded on February 12, 2025 and vest in equal installments on February 12, 2028 and February 12, 2029.

2026 PROXY STATEMENT | 61

Option Exercises and Stock Vested — Fiscal Year 2025
The following table summarizes information regarding stock options exercised by the NEOs during the fiscal year ended December 31, 2025 and RSU and PSU awards that vested during that same period.

	Option Awards		Stock Awards
Officer Name	# of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Jay Geldmacher	—	—	657,347	21,505,469
Michael Carlet	—	—	57,450	1,381,921
Robert Aarnes	47,000	833,310	221,482	7,179,807
Tom Surran	—	—	29,452	765,194
Jeannine Lane	111,507	2,153,837	101,329	3,181,156

(1)
Represents the total number of RSUs that vested during 2025 before share withholding for taxes, including PSUs granted in 2023, which achieved a payment of 200% of the target shares for the performance period ended December 31, 2025, and were settled in February 2026.

(2)
Represents the total value of RSUs and PSUs (where applicable) at the vesting date calculated as the average of the high and low prices for Resideo stock on the applicable day of vesting multiplied by the total number of RSUs and PSUs that vested. The individual totals may include multiple vesting transactions during the year.

Pension Benefits
The following table provides summary information and related disclosures provide information regarding benefits under the Resideo Technologies Inc. Pension Plan (“RPP”) and the Resideo Supplemental Pension Plan (“SPP”), a nonqualified plan. The RPP and SPP provide pension benefits only to those employees who previously participated in the Honeywell pension plans prior to the separation of Resideo from Honeywell. Accordingly, the only NEOs who participate in the RPP and SPP are Mr. Aarnes and Ms. Lane.
The RPP and SPP benefits depend on the length of each NEO’s employment with the Company and certain predecessor companies. This information is provided in the table below under the column entitled “Number of Years of Service.” A participant’s credited service is generally equal to his or her period of employment with the Company or an affiliate (or, for periods prior to October 29, 2018, Honeywell International Inc. or a Honeywell affiliate), excluding periods of employment when the participant was not eligible to participate in the RPP or a predecessor Honeywell plan. The column in the table below entitled “Present Value of Accumulated Benefits” represents an actuarial calculation that estimates the cash value today of the full pension benefit that has been earned by each NEO. It is based on various assumptions, including assumptions about life expectancy and future interest rates. Additional details about the pension benefits for each NEO follow the table.

Officer Name	Plan Names	Number of Years of Service (#)	Present Value of Accumulated Benefits ($)	Payments During Last Year ($)
Robert Aarnes	Resideo Technologies Inc. Pension Plan (Qualified component)	13.0	126,201	—
	Resideo Technologies Inc. Supplemental Pension Plan (Non-Qualified component)	13.0	346,687	—
	Total		472,888	—
Jeannine Lane	Resideo Technologies Inc. Pension Plan (Qualified component)	31.3	609,137	—
	Resideo Technologies Inc. Supplemental Pension Plan (Non-Qualified component)	31.3	1,140,457	—
	Total		1,749,594	—

62 | 2026 PROXY STATEMENT

Summary Information
•	The RPP is a tax-qualified pension plan in which employees who were participants in the Honeywell pension plans prior to the spin-off from Honeywell participate.
•
The RPP complies with tax requirements applicable to broad-based pension plans, which impose dollar limits on the compensation that can be used to calculate benefits and on the amount of benefits that can be provided. As a result, the pensions that can be paid under the RPP for higher-paid employees represent a much smaller fraction of current income than the pensions that can be paid to less highly paid employees. We make up for this difference, in part, by providing supplemental pensions through the SPP.

•	If an NEO who is eligible to receive a benefit under the SPP and terminates employment, the NEO’s benefit under the SPP will be paid to the NEO 105 days after his or her termination date.
Pension Benefit Calculation Formulas
Within the RPP and the SPP, a variety of formulas are used to determine pension benefits. Different benefit formulas apply for different groups of employees for historical reasons (e.g., past acquisitions by a predecessor company) and the differences in the benefit formulas for our NEOs reflect this history.
•
The Retirement Earnings Plan (“REP”) formula is used to determine the amount of pension benefits for each of our NEOs under the RPP and the SPP. Under this formula, benefits are paid as a lump sum equal to (a) 3% or 6% of final average compensation (the average of a participant’s annual compensation for the five calendar years that produces the highest average out of the previous 10 calendar years) multiplied by (b) credited service.

For each pension benefit calculation formula, compensation includes base pay, short-term incentive compensation, payroll-based rewards and recognition and lump-sum incentives. The amount of compensation taken into account under the RPP is limited by tax rules. The amount of compensation taken into account under the SPP is not. The table below describes which formulas are applicable to our participating NEOs.

NAME	DESCRIPTION OF PENSION BENEFITS/FORMULA
Mr. Aarnes	• Mr. Aarnes’ pension benefits under the RPP and the SPP are determined under the 3% REP formula.
Ms. Lane	• Ms. Lane’s pension benefits under the RPP and the SPP are determined under the 6% REP formula.

Nonqualified Deferred Compensation

Officer Name	Executive Contributions in 2025 ($)(1)	Registrant Contributions in 2025 ($)(2)	Aggregate Earnings in 2025 ($)(3)	Aggregate Withdrawals and Distributions in 2025 ($)	Aggregate Balance at the End of Fiscal Year 2025 ($)(4)
Jeannine Lane	117,334	—	7,152	—	222,046

(1)
The amounts in this column were contributed by the NEO into his or her account under the deferred compensation plan, which includes amounts reflected in the “Base Salary” column of the Summary Compensation Table.

(2)	The amounts in this column are contributions made to the NEOs account in 2026 for the 2025 calendar year.
(3)	The amounts in this column represent changes in the NEO’s account balance, including dividends and interest, during 2025.
(4)	Of the balance shown, the following amounts were previously reported in the Summary Compensation Table: 2024: $16,419; 2023: $0.
All SPP and deferred compensation amounts are unfunded and unsecured obligations of the Company and are subject to the same risks as any of the Company’s general obligations.

2026 PROXY STATEMENT | 63

Resideo Supplemental Savings Plan
The Resideo Supplemental Savings Program (“RSSP”) is a nonqualified deferred compensation plan that allows eligible Resideo employees, including the NEOs, to save additional amounts in excess of what is allowed under the Company’s tax-qualified 401(k) plan due to the annual deferral and compensation limits imposed by the Internal Revenue Code. The RSSP has two components, the Deferred Incentive Program (“DIP”) and the Supplemental Savings Program (“SSP”). Executive officers can elect to defer up to 100% of their annual bonus awards under the DIP component. In addition, executive officers may also participate in the SSP component to defer eligible compensation that cannot be contributed to the Company’s 401(k) savings plan due to IRS limitations. The amounts contributed to the SSP component are eligible for matching contributions not to exceed 100% of the first 7% contributed combined between the SSP and the 401(k) plan. Matching contributions are always vested.
Interest Rate. All funds are invested in the Fidelity U.S. Bond Index Fund, and participant accounts are credited with interest based on the fund’s performance. Matching contributions are also treated as invested in the Fidelity U.S. Bond Index Fund.
Distribution. Amounts transferred from the Honeywell Supplemental Savings Plan or Honeywell Deferred Incentive Plan to the RSSP will follow the same distribution options as applied under the Honeywell plan. For deferrals to the RSSP that started in 2019 or later years, payments will commence at the earlier of the January or July at least six months following the participant’s separation from service; death; or the in-service distribution date elected by the participant. Amounts will be paid to participants in a lump sum or in installment payments for distributions triggered by separation from service or an in-service distribution at the election of the participant. Participant RSSP accounts are distributed in cash only. Participants can make different payment elections under the SSP and the DIP components of the RSSP.
Compensatory Arrangements with NEOs
We are party to offer letters with our CFO, and transition letter agreements with our CEO, the material terms of which are summarized below. The summary below excludes payments and benefits generally available to all executive officers under the terms of the Company’s equity award agreements that are described above. We do not have any individual compensatory arrangements with the other NEOs.
Letter Agreements with Jay Geldmacher, President and Chief Executive Officer
On November 7, 2024, the Company announced Mr. Geldmacher’s intention to retire following a CEO transition period. In order to effectuate a smooth transition for the Company and the new CEO, the Board and Mr. Geldmacher agreed that Mr. Geldmacher will remain employed by the Company in the role of Senior Vice President, Executive Advisor, a non-officer role, for a period of six months following the date the new CEO commences employment as CEO or through September 30, 2025, whichever is later (the “CEO Retirement”). During this transition period, Mr. Geldmacher was to continue to receive his current annual base salary and receive a full annual incentive plan payout for 2025 based on actual performance as long as he remained employed as CEO through December 31, 2025. On January 6, 2026, the Company announced an amendment to the letter agreement with Mr. Geldmacher to provide that Mr. Geldmacher’s annual incentive plan payout for 2026 will be pro-rated and paid at target in the event the transition period ends during fiscal 2026. On February 24, 2026, the Company announced a further amendment to the letter agreement approving an increase to his annual base salary and documenting that the Company granted him the 2026 Equity Grant. Mr. Geldmacher will also receive a pro-rated payout of his unvested restricted stock units (other than the 2026 Equity Grant) and performance stock units will continue to vest based on actual performance in a pro-rated amount, with vesting of the restricted stock units accelerated to the date of separation and pro-ration reflecting Mr. Geldmacher’s service through his separation from the Company. During the transition period, Mr. Geldmacher will continue to be eligible for the excess liability insurance benefit and annual executive physical program; however, effective November 6, 2024, he was no longer covered under the Severance Plan. Pursuant to the terms of his original offer letter, in the event of a change in control, all of Mr. Geldmacher’s equity awards will vest in full in the event they are not assumed in such change in control or if his employment is terminated without cause or for good reason within 24 months following such change in control.

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Employment Agreement with Michael Carlet, Executive Vice President, Chief Financial Officer
The Company entered into an employment agreement with Mr. Carlet, effective August 9, 2024, in connection with his appointment as Chief Financial Officer. Pursuant to the agreement, Mr. Carlet is eligible to receive an annual base salary of $575,000, subject to annual adjustment. Mr. Carlet has a target annual incentive compensation opportunity equal to 100% of his annual base salary. Mr. Carlet’s 2024 annual bonus was pro-rated as follows: (1) for the period January 1, 2024 through August 8, 2024, his target bonus percentage was 85% and payout for this period was based on the Snap One bonus plan metrics and Snap One financial results; and (2) for the period from August 9, 2024 through December 31, 2024, his target bonus percentage was 100% and payout for this period was based on the Resideo Bonus Plan metrics and Resideo financial results. Beginning in 2025, Mr. Carlet was eligible for annual long-term incentive awards targeted at $2,000,000, which may consist of time-based restricted stock units and performance-based restricted stock units, or some combination thereof. Mr. Carlet received an initial equity award with a grant date value of $400,000 on August 9, 2024, 50% of which was issued as restricted stock units and 50% of which was issued as performance-based restricted stock units with measurements and goals as implemented for the Resideo executive team. The restricted stock units will vest at a rate of one-third of the shares on each of the first, second, and third anniversaries of the grant date, provided in all cases Mr. Carlet continues to be employed by Resideo on such vesting date.
Potential Payments Upon Termination or Change in Control
Overview
This section describes the benefits payable to our NEOs in two circumstances:
•	Termination of employment
•	Termination of employment in connection with a CIC
Severance Benefits
Severance benefits are provided primarily under our Severance Plan, which our Committee approved in November 2018 and amended in July 2025, and has been periodically reviewed and benchmarked against severance practices of companies in our approved compensation peer group. The benefits provided by the Severance Plan are summarized under “Severance Plan” above. The Committee strongly believes that our severance benefits are generally in line with current market practices and are particularly important as we do not maintain employment agreements with our NEOs (except for Mr. Geldmacher’s letter agreements, and Mr. Carlet’s employment agreement, each described above). Benefits provided under the Severance Plan are conditioned on the executive executing a full release of claims, and continued compliance with non-competition and non-solicitation covenants then in effect. The right to continued severance benefits under the plan ceases in the event of a violation of such covenants. In addition, we have the right to recover certain severance benefits already paid to any executive who violates such restrictive covenants.
In addition to the Severance Plan, several of our other benefit plans, such as our Annual Incentive Compensation Plan, provide for certain benefits in the case of a termination of employment or CIC. These benefits ensure that our executives are motivated primarily by the needs of the businesses for which they are responsible, rather than circumstances that are outside the ordinary course of business, i.e., circumstances that might lead to the termination of an executive’s employment or that might lead to a CIC of the Company. Generally, this is achieved by assuring our NEOs that they will receive a level of continued compensation if their employment is adversely affected in these circumstances, subject to certain conditions. We believe that these benefits help ensure that affected executives act in the best interests of our shareholders, even if such actions are otherwise contrary to their personal interests. This is critical because these are circumstances in which the actions of our NEOs may have a material impact upon our shareholders. Accordingly, we set the level and terms of these benefits in a way that we believe is necessary to obtain the desired results. The level of benefit and the rights to benefits are determined by the type of termination event, as described below.
In the case of a CIC, severance benefits under the Severance Plan are payable only in the event that both parts of the “double trigger” are satisfied. That is, (i) there must be a CIC of our Company (or divestiture, as described above), and (ii)(A) the NEO must be involuntarily terminated other than for cause, or (B) the NEO must resign his employment for good reason. Similarly, our 2018 Stock Incentive Plan does not offer single-trigger vesting of equity awards that are assumed or replaced by an acquirer upon a CIC.

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Equity Awards
Death and Disability – In the case of a recipient’s death or disability, vesting of options and RSUs accelerates in full and a pro rata portion of the PSUs will vest and settle if, and to the extent of, Resideo’s actual achievement of the performance measures during the performance period. The options remain exercisable until the earlier of three years after termination or the original expiration date.
Involuntary Termination Without Cause – If an executive officer is subject to an involuntary termination without cause by Resideo, a pro rata portion of his or her options and RSUs will vest immediately upon termination, and a pro rata portion of the PSUs will vest and settle if, and to the extent of, Resideo’s actual achievement of the performance measures during the performance period. The options will remain exercisable until the earlier of one year after termination or the original expiration date.
Voluntary Resignation – If a recipient resigns voluntarily from the Company (other than as a Retirement as described below), he or she will forfeit any unvested options, RSUs and PSUs, and will have 30 days to exercise any then-vested options.
Retirement – Equity awards generally provide that an award recipient is retirement eligible if he or she is age 55 years or older, has at least 10 years of service to Resideo and also has provided Resideo with at least 6 months’ prior notice that he or she is considering retirement. If an NEO is retirement eligible, his or her employment with Resideo ends as a result of retirement and he or she accepts certain post-employment conditions, RSU awards and options will continue to vest in accordance with the original vesting schedule (and options shall remain exercisable until the earlier of their original expiration date and three (3) years after retirement) and the PSU awards will vest on a pro-rata basis, based on actual performance as measured at the end of the performance period. For Mr. Geldmacher, RSUs will accelerate vesting on a pro-rata basis, and options (which are fully vested) shall remain exercisable for until the earlier of their original expiration date and one year after retirement.
“Double Trigger” Change in Control – In the event of an involuntary termination or termination for good reason within 24 months of a CIC (as defined in the 2018 Stock Incentive Plan), all unvested options and RSUs will vest in full. In the event of an involuntary termination or termination for good reason within 24 months of a CIC, PSUs will vest in full (i) if the CIC occurs after the end of the performance period, based on actual results and (ii) if the CIC occurs during the performance period, based on target. If the surviving entity in the CIC does not continue, assume, or replace the awards, the options and RSU awards will vest in full immediately, and assuming the performance period has not been completed, the PSU awards will vest in full based on target performance.
The following table summarizes estimated payments and benefits to which our NEOs would be entitled upon the hypothetical occurrence of various termination scenarios, including in connection with a CIC. The information in the table below is based on the assumption, in each case, that the termination of employment occurred on December 31, 2025. None of these termination benefits are payable to NEOs who voluntarily resign (other than voluntary resignations for good reason as specified or certain qualifying retirements) or whose employment is terminated by us for cause. Accrued pension and non-qualified deferred compensation benefits, which are described elsewhere in this Proxy Statement, are not included in the table below in accordance with the applicable proxy statement disclosure requirements, even though they may become payable at the times specified in the table.

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Payments and Benefits	Named Executive Officer	Termination by the Company Without Cause ($)	Termination due to Retirement ($)	Death ($)	Disability ($)	Divestiture Termination without Cause, or by NEO for Good Reason ($)	Change-in-Control Termination of Employment by Company without Cause, or by NEO for Good Reason ($)(1)
Cash Severance(2) (Base Salary)	Jay Geldmacher	—	—	—	—	—	—
	Michael Carlet	900,000	—	—	—	1,200,000	1,200,000
	Robert Aarnes	1,005,000	—	—	—	1,340,000	1,340,000
	Tom Surran	937,500	—	—	—	1,250,000	1,250,000
	Jeannine Lane	886,500	—	—	—	1,182,000	1,182,000
Annual Incentive Compensation(3) –Year of Termination	Jay Geldmacher	—	—	1,599,000	1,599,000	—	—
	Michael Carlet	—	—	600,000	600,000	1,200,000	1,200,000
	Robert Aarnes	—	—	670,000	670,000	1,340,000	1,340,000
	Tom Surran	—	—	625,000	625,000	1,250,000	1,250,000
	Jeannine Lane	—	—	472,800	472,800	945,600	945,600
Outstanding Equity Awards(4)	Jay Geldmacher	—	—	38,546,771	38,546,771	—	38,546,771
	Michael Carlet	—	—	6,200,506	6,200,506	6,200,506	6,200,506
	Robert Aarnes	—	18,870,093	23,496,271	23,496,271	23,496,271	23,496,271
	Tom Surran	—	—	12,199,143	12,199,143	12,199,143	12,199,143
	Jeannine Lane	—	6,206,358	7,462,122	7,462,122	7,462,122	7,462,122
Benefits(5)	Jay Geldmacher	—	—	—	—	—	—
	Michael Carlet	28,513	—	—	—	38,017	38,017
	Robert Aarnes	28,513	—	—	—	38,017	38,017
	Tom Surran	24,757	—	—	—	33,010	33,010
	Jeannine Lane	18,237	—	—	—	24,316	24,316
Total	Jay Geldmacher	—	—	40,145,771	40,145,771	—	38,546,771
	Michael Carlet	928,513	—	6,800,506	6,800,506	8,638,523	8,638,523
	Robert Aarnes	1,033,513	18,870,093	24,166,271	24,166,271	26,214,288	26,214,288
	Tom Surran	962,257	—	12,824,143	12,824,143	14,732,153	14,732,153
	Jeannine Lane	904,737	6,206,358	7,934,922	7,934,922	9,614,038	9,614,038
The amounts reflected in the first column related to involuntary termination unrelated to a CIC, as well as the final two columns specific to circumstances following a CIC, are based on the provisions of the Severance Plan, and the provisions of the 2018 Stock Incentive Plan.
(1)
Any payments and benefits in connection with a change in control may be reduced pursuant to a “best net” provision, which would apply in the event that an NEO’s severance benefits were subject to excise taxes pursuant to Section 280G of the Internal Revenue Code.

(2)
Severance amounts in the event of involuntary termination not related to a CIC represent a cash payment equal to 18 months of annual base salary for NEOs other than Mr. Geldmacher. Pursuant to the transition agreements between Mr. Geldmacher and the Company, he is no longer covered under the Severance Plan, so no cash (salary), annual incentive or health severance benefits are included in the table above for him. Severance amounts reported for other named executives related to an involuntary termination or termination for good reason related to a CIC represent a cash payment equal to 24 months of annual base salary, based on the highest base salary paid during the preceding 36 months, as well as two times the NEO’s annual incentive calculated based on the greater of the average annual incentive target for the preceding 3 years or the NEO’s current target annual incentive compensation. NEOs are not entitled to severance for an involuntary termination without cause unrelated to a CIC; however, in the limited circumstance such termination occurs in connection with a reduction-in-force between December 31, 2025 and the payment date, the NEO would be entitled to receive the payout if the NEO signs a release.

(3)
In addition to the amounts reflected in the final two columns, if an NEO is terminated without cause in situations following a CIC or divestiture, the NEO will also be entitled to a pro-rated Annual Incentive Award for the period of employment during the year of termination.

(4)
Amounts represent the intrinsic value of RSUs and PSUs as of December 31, 2025 for which the vesting would be accelerated pursuant to the award terms described above. The value included for RSUs and PSUs is the product of the number of units for which vesting would be accelerated and $35.12, the closing price of Resideo common stock on December 31, 2025.

(5)
The amounts reflected represent the Company’s cost for continuation of benefits, such as medical, dental, vision and life insurance, for the Salary Continuation Period as defined under the Severance Plan.

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CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of the individual identified as our median paid employee and the annual total compensation of Mr. Jay Geldmacher, our President and CEO.
For 2025, our last completed fiscal year:
•	the annual total compensation of our median employee was $35,750; and
•	the annual total compensation of our CEO as reported in the Summary Compensation Table of this Proxy Statement on page 57 was $2,714,465.
Based on this information, for 2025, the ratio of the annual total annualized compensation of Mr. Geldmacher, our CEO, to the annual total compensation of the median employee was estimated to be 76 to 1. This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below.
To identify our median employee for 2025, we considered our global population as of October 1, 2025 (the “Measurement Date”). As of the Measurement Date, our total global employee population (excluding our CEO) consisted of approximately 14,812 individuals.

Total U.S. Employees	4,201
Total Non-U.S. Employees	10,611	(no exemptions utilized)
Total Global Workforce	14,812

To identify the “median employee” from our total global employee population (excluding our CEO), we aggregated annual total base salary and actual incentive awards paid during 2025, including bonuses and commissions. We annualized the compensation of all newly hired permanent employees who were employed on the measurement date, for the 12-month period ended December 31, 2025, as permitted under SEC rules. All non-U.S. pay components were converted to U.S. dollars using the same currency exchange rates in effect in our financial records as of October 1, 2025.
Once we identified the median employee, we determined the median employee’s total compensation by applying the same rules required to report NEO compensation on the Summary Compensation Table.
The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

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Pay Versus Performance
Under the rules of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing the information below to illustrate the relationship between the SEC-defined compensation actually paid (“CAP”) and various measures used to gauge the Company’s financial performance in conformance with Item 402(v) of Regulation S-K. CAP is calculated in accordance with Item 402(v) of Regulation S-K and differs from compensation shown in the Summary Compensation Table on page 57 and CEO and other NEO performance year compensation tables shown on pages 49 and 51, respectively. See below for a reconciliation of the total compensation shown in the Summary Compensation Table to CAP.
Resideo’s Compensation and Human Capital Management Committee makes executive compensation decisions independent of SEC disclosure requirements and reviews a variety of Company-wide and individual factors to link executive compensation actually paid with Company and executive performance. See “Compensation Discussion and Analysis” above for a discussion of our decision-making process.
Pay Versus Performance Table

Year	Summary Compensation Table Total for CEO(2)(3)	Compensation Actually Paid to CEO(2)	Average Summary Compensation Table Total for Non-CEO NEOs(1)	Average Compensation Actually Paid for Non-CEO NEOs(2)	Value of Fixed $100 Investment Based on:		Net Income (Loss)	Operating Income Margin(5)
					Resideo Total Shareholder Return	S&P 400 Industrial Index Total Shareholder Return(4)
2025	$2,714,465	$19,253,121	$4,495,293	$10,913,256	$165	$191	($527,000,000)	8.12%
2024	$15,000,857	$20,935,069	$4,089,163	$6,343,168	$108	$170	$116,000,000	7.70%
2023	$15,207,609	$15,077,967	$3,741,970	$4,017,606	$89	$149	$210,000,000	9.60%
2022	$12,575,407	($3,523,691)	$3,610,970	($1,990,076)	$77	$114	$283,000,000	10.48%
2021	$14,103,270	$16,023,137	$3,977,809	$5,726,287	$122	$128	$242,000,000	9.84%
(1)
Resideo’s chief executive officer for fiscal 2021 through fiscal 2025 was Jay Geldmacher. Resideo’s non-CEO NEOs for fiscal 2021 were Anthony Trunzo, Phillip Theodore, Robert Aarnes, and Travis Merrill. Resideo's other NEOs for fiscal 2022 were Anthony Trunzo, Phillip Theodore, Robert Aarnes, and Jeannine Lane. Resideo’s other NEOs for fiscal 2023 were Anthony Trunzo, Phillip Theodore, Robert Aarnes, Jeannine Lane, and Dana Huth. Resideo's other NEOs for fiscal 2024 were Anthony Trunzo, Robert Aarnes, Jeannine Lane, Dana Huth, Michael Carlet, and Tom Surran. Resideo's other NEOs for fiscal 2025 were Michael Carlet, Robert Aarnes, Tom Surran, and Jeannine Lane.

(2)	The table below reconciles Total Compensation from the Summary Compensation Table to CAP to our CEO and Non-CEO NEOs (averaged):

Compensation Actually Paid Calculation Detail	Adjustment 2025 (CEO)	2025 (Avg. Non-CEO NEO)
SCT Reported Total Compensation	$2,714,465	$4,495,293
(i) Aggregate SCT Reported Stock Awards (-)	$0	$2,872,895
(ii) Year-End Fair Value of Awards Granted During the FY & Outstanding (+)	$0	$5,749,102
(iii) Difference Between Fair Value from the End of Prior FY to End of Current FY of Awards Granted During Prior FY & Outstanding (+)	$16,903,890	$3,398,381
(iv) Vesting Date Fair Value of Awards Granted & Vested During the Covered FY (+)	$0	$0
(v) Difference Between Fair Value from the End of Prior FY to Vesting Date of Awards Granted During Prior FY & Vesting During Covered FY (+)	$728,208	$255,082
(vi) Prior FYE Value of Awards Determined to Fail to Meet Vesting Conditions During Covered FY (-)	$1,093,442	$99,663
(vii) Aggregate Year-Over-Year Change in Actuarial Present Pension Value of Accumulated Benefits Under all Defined Benefit and Pension Plans Reported in the SCT (-)	$0	$0
(viii) Current Year Pension Service Costs (+)	$0	$(12,044)
(ix) Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation (+)	$0	$0
Compensation Actually Paid Determination	$19,253,121	$10,913,256
Equity compensation fair values calculated based on assumptions determined in accordance with FASB ASC Topic 718 using valuation methodologies that are generally consistent with those used to determine the grant-date fair value for accounting purposes.
(3)	Total shareholder return calculated based on an assumed $100 investment as of December 31, 2020.

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(4)
S&P 400 Industrial Index total shareholder return calculated based on an assumed $100 investment as of December 31, 2020. Pursuant to SEC guidance, we have changed the index used for our peer group from the S&P 600 Index used for fiscal 2024 to the S&P 400 Industrial Index because it is the industry index used in our Annual Report on Form 10-K for the year ended December 31, 2025. 2025 total shareholder return for the S&P 600 Index was $131.

(5)
Calculation of Operating Income Margin, as adjusted for incentive compensation purposes, is described under “Compensation Discussion and Analysis — Elements of Compensation — 2025 Annual Incentive Plan” above.

Relationship Between Pay and Performance
The following graphs provide a description of the relationships between Resideo’s total shareholder return relative to our peer comparator index, as well as compensation actually paid relative to Resideo’s total shareholder return, net income, and Operating Income Margin over the last five completed fiscal years.

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Performance Metrics to Link Executive Compensation Actually Paid with Company Performance
Provided below are the most important financial measures used to link compensation actually paid with Resideo performance during the most recently completed fiscal year:

Operating Income Margin*
Constant Currency Net Revenue*
Relative Total Shareholder Return

*	As used in our annual incentive plan for fiscal 2025, each measure was adjusted as described above under “Compensation Discussion and Analysis — Elements of Compensation — 2025 Annual Incentive Plan”.
See the “Compensation Discussion and Analysis” above and published in Resideo’s historical proxy statements for additional detail on executive compensation actions.

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Equity Compensation Plan Information
As of December 31, 2025, information about equity compensation plans is as follows:

Plan Category	Number of Shares to be Issued Upon Exercises of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	7,665,793(1)	8.97	9,463,002(2)
Equity compensation plans not approved by security holders	—	—	—
Total	7,665,793	8.97	9,463,002

Equity compensation plans approved by shareholders in the table above include the Amended and Restated 2018 Stock Incentive Plan for Resideo Technologies, Inc. and its Affiliates as well as the 2018 Stock Plan for Non-Employee Directors of Resideo Technologies, Inc., the Resideo Employee Stock Purchase Plan, and the Resideo Technologies UK ShareBuilder Plan.
(1)	Includes 370,024 shares underlying stock options, 4,765,837 shares underlying RSUs and 2,529,932 shares underlying PSUs (assuming maximum payout).
(2)
Includes 7,263,230 shares available for future issuance under the Resideo Technologies, Inc. 2018 Stock Incentive Plan, 1,747,134 shares available for future issuance under the Resideo Technologies, Inc. Employee Stock Purchase Plan, 313,544 shares available for future issuance under the 2018 Stock Plan for Non-Employee Directors of Resideo Technologies, Inc., and 139,094 shares available for future issuance under the Resideo Technologies UK ShareBuilder Plan.

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Proposal 3: Ratification of the Appointment of Independent Registered Public Accounting Firm
Under its written charter, the Audit Committee of the Board has sole authority and is directly responsible for the appointment, compensation, retention, oversight, evaluation and termination of the independent registered public accounting firm retained to audit the Company’s financial statements.
The Audit Committee evaluated the qualifications, performance and independence of the Company’s independent auditors and based on its evaluation, has appointed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for 2026. Deloitte served as the independent auditor of Resideo during 2025. The Audit Committee and the Board believe that the retention of Deloitte to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders.
The Audit Committee is responsible for the approval of the engagement fees and terms associated with the retention of Deloitte. In addition to assuring the regular rotation of the lead audit partner as required by law, the Audit Committee will be involved in the selection and evaluation of the lead audit partner and considers whether, in order to assure continuing auditor independence, there should be a regular rotation of the independent registered public accounting firm.
Although the By-Laws do not require that we seek shareholder ratification of the appointment of Deloitte as our independent registered public accounting firm, we are doing so as a matter of good corporate governance. If the shareholders do not ratify the appointment, the Audit Committee will reconsider whether to retain Deloitte.
Representatives of Deloitte are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions by shareholders.

The Board of Directors unanimously recommends a vote “FOR” Proposal 3, to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026.

Report of the Audit Committee
The Audit Committee consists of the three directors named below. Each member of the Audit Committee is an independent director as defined by applicable SEC and NYSE listing standards. In addition, the Board has determined that Mr. Lazar, Mr. Deninger and Mr. Kushner are “audit committee financial experts” as defined by applicable SEC rules and satisfy the “accounting or related financial management expertise” criteria established by the NYSE.
In accordance with its written charter, the Audit Committee of the Board is responsible for assisting the Board to fulfill its oversight of:
•	the integrity of the Company’s financial statements and internal controls;
•	the Company’s compliance with legal and regulatory requirements;
•	the independent auditors’ qualifications and independence; and
•	the performance of the Company’s internal audit function and independent auditors.
It is the responsibility of Resideo’s management to prepare the Company’s financial statements and to develop and maintain adequate systems of internal accounting and financial controls. The Company’s internal auditors are responsible for conducting internal audits intended to evaluate the adequacy and effectiveness of the Company’s financial and operating internal control systems.

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Deloitte, the Company’s independent registered public accounting firm for 2025 (the “independent auditor”), is responsible for performing an independent audit of the Company’s consolidated financial statements, issuing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America (“GAAP”), and evaluating the Company’s assessment of internal controls over financial reporting. The independent auditor also reviews the Company’s interim financial statements in accordance with applicable auditing standards.
In evaluating the independence of Deloitte, the Audit Committee has (i) received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding the audit firm’s communications with the Audit Committee concerning independence, (ii) discussed with Deloitte the firm’s independence from the Company and management and (iii) considered whether Deloitte’s provision of non-audit services to the Company is compatible with the auditors’ independence. In addition, the Audit Committee assures that the lead audit partner is rotated at least every five years in accordance with SEC and PCAOB requirements, and considered whether there should be a regular rotation of the audit firm itself in order to assure the continuing independence of the outside auditors. The Audit Committee has concluded that Deloitte is independent from the Company and its management.
The Audit Committee has reviewed with the independent auditor and the Company’s internal auditors the overall scope and specific plans for their respective audits, and the Audit Committee is monitoring the progress of both in assessing the Company’s preparedness for future compliance with Section 404 of the Sarbanes-Oxley Act.
At every regular meeting, the Audit Committee meets separately, and without management present, with the independent auditor and the Company’s Internal Audit leader to review the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s accounting and financial reporting. The Audit Committee also meets separately at its regular meetings with the Chief Financial Officer.
The Audit Committee has met and discussed with management and the independent auditor the fair and complete presentation of the Company’s financial statements. The Audit Committee has also discussed and reviewed with the independent auditor all matters required to be discussed by applicable requirements of the PCAOB and the SEC. The Audit Committee has discussed significant accounting policies applied in the financial statements, as well as any alternative treatments. Management has represented that the consolidated financial statements have been prepared in accordance with GAAP, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with both management and the independent auditor.
Relying on the foregoing reviews and discussions, the Audit Committee recommended to the Board, and the Board approved, inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC. In addition, the Audit Committee has approved, subject to shareholder ratification, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026.
The Audit Committee
Jack Lazar (Chair)
Paul Deninger
Brian Kushner

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Audit Committee Pre-Approval Policy
The Audit Committee has adopted policies and procedures for pre-approval of audit, audit-related, tax and other services, and for pre-approval of related fee estimates or fee arrangements. These procedures require that the terms and fees for the annual audit service engagement be approved by the Audit Committee. The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval under this policy, it will require specific pre-approval by the Audit Committee before the service is provided. In the event the invoice in respect of any covered service that is the subject of general pre-approval is materially in excess of the estimated amount or range, the Audit Committee must approve such excess amount prior to payment of the invoice. Predictable and recurring covered services and their related fee estimates or fee arrangements may be considered for general pre-approval by the full Audit Committee on an annual basis at or about the start of each fiscal year. Specific pre-approval of such services that have not received general pre-approval may be given or effective up to one year prior to commencement of the services. Under the policy, the Audit Committee has delegated to the Chair the authority to pre-approve audit-related and non-audit services and associated fees, that are not otherwise prohibited by law, to be performed by the Company’s independent registered public accounting firm in an amount of up to $100,000 for any one service; the Chair is required to report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All services set forth in the following table below were approved by the Audit Committee before being rendered.
Audit and Non-Audit Fees
The following table shows fees for professional services rendered by Deloitte for the years ended December 31, 2025 and 2024.

	2025 ($)	2024 ($)	Description of Services
Audit Fees	9,019,963	6,181,912
Fees pertaining to the audit of the Company’s annual consolidated financial statements, audits of statutory financial statements of our subsidiaries, fees pertaining to the review of SEC filings, and fees associated with the ADI Spin-Off.

Audit-Related Fees	—	—	N/A
Tax Fees	—	—	N/A
All Other Fees	1,895	1,895	DART Subscription
Total	9,021,858	6,183,807

2026 PROXY STATEMENT | 75

Proposal 4: Shareholder Right to Act by
Written Consent
John Chevedden, whose address is 2215 Nelson Ave., No. 205, Redondo Beach, CA 90278, has requested that the following proposal be included in this Proxy Statement and has indicated that he intends to present such proposal at the annual meeting. Mr. Chevedden has submitted documentation indicating that he is the beneficial owner of at least 100 shares of our common stock and has held such shares for at least three years and has advised the Company that he intends to continue to hold the requisite amount of shares through the date of the 2026 annual meeting. Mr. Chevedden’s proposal and his related supporting statement are followed by a recommendation from the Board. The Board disclaims any responsibility for the content of the proposal and the statement in support of the proposal, which are presented in the form received from the shareholder.
Proposal 4: Shareholder Right to Act by Written Consent

Shareholders request that the board of directors take the necessary steps to permit written consent by the shareholders entitled to cast the minimum number of votes that would be necessary to authorize an action at a meeting at which all shareholders entitled to vote thereon were present and voting (without any unnecessary restriction based on length of stock ownership or the method by which shareholders hold their shares).
This includes shareholder ability to initiate any appropriate topic for written consent. This includes that any associated request for a record date shall have the lowest allowable figure. This includes that any associated request not include a petition clause mandating a certain percent of shares to petition unless legally required.
Shareholders acting by written consent and calling for a special shareholder meeting are 2 means that shareholders of a company can use to put forth a proposal on a timely basis without waiting for the annual shareholder meeting.
Unfortunately REZI requires shares owning 25% of REZI stock outstanding to initiate the calling of a special shareholder meeting by shareholders.
There has never been a company response to a special shareholder meeting proposal that gave one example of a special shareholder meeting actually being held at a company that required 25% of shares outstanding to initiate. Thus the challenging 25% REZI requirement seems too high and seems to make the current so-called social meeting right useless at the 25% figure. To help make up for this REZI shareholders need a right to act by written consent.
A shareholder right to act by written consent could incentivize REZI directors to be more vigilant and more alert to face future headwinds like those that emerged in 2025:
REZI reported a very large net loss for the first 9-months of 2025, primarily due to an $882 million non-cash expense and a $1.59 billion cash payment related to terminating the indemnification agreement with Honeywell.
REZI stock experienced a significant single-day drop of 24% after its Q3 2025 earnings report and updated outlook, as the market reacted poorly to the forecast and the large associated one-time payments.
The implementation of a new Enterprise Resource Planning (ERP) system at the ADI business segment led to unexpected process challenges, impacting revenue growth and cash collections. It also resulted in higher selling, general, and administrative (SG&A) costs.
The residential HVAC and security markets faced softness and demand cyclicality due to macroeconomic conditions, high interest rates, and regulatory changes, impacting sales volumes and market stability.
The company incurred higher selling, general, and administrative (SG&A) costs and increased research and development (R&D) expenses related to the ERP implementation and planned investments.
Please vote yes:
Shareholder Right to Act by Written Consent – Proposal 4

76 | 2026 PROXY STATEMENT

Statement of the Board of Directors in Opposition to Proposal 4
Our Board has carefully considered this proposal and, for the reasons set forth below, does not believe it is in the best interests of the Company and our shareholders. The proponent submitted a similar proposal at our annual meeting of shareholders in 2021, which shareholders did not approve. The Board considered the results of this prior vote, among other considerations, in determining its position on the current proposal.
•	We believe that matters requiring shareholder approval should be presented to, and voted on, by all shareholders.
•
We believe that providing shareholders with the meaningful ability to call a special meeting of shareholders outside of the annual meeting cycle empowers all shareholders to participate collectively and cast informed votes.

•	Our existing corporate governance practices, including those listed below, enforce Board and management accountability to our shareholders.
We believe that matters requiring shareholder approval should be presented to, and voted on, by all shareholders at a meeting where all shareholders have the opportunity to participate.
Delaware law does not require a communication to all shareholders about the matter raised when shareholders act by written consent. As a result, many shareholders may be denied the ability to participate in major decisions affecting the Company and their interests. Our Board believes that our shareholders are best served by holding meetings in which all shareholders are provided with notice and an opportunity to consider and discuss the proposed actions and vote their shares.
Additionally, unlike meetings of shareholders, action by written consent could deny shareholders the ability to vote or otherwise have a say on proposed shareholder actions. The shareholder proposal would permit shareholders owning just over 50% of the Company’s outstanding shares to act on matters that could be of great significance to the Company and all of its shareholders. Furthermore, permitting shareholder action by written consent could create confusion and disruption, as multiple shareholders could solicit written consents at any time on a wide range of issues, which may duplicate or conflict with other proposals. The written consent process may also encourage accumulation of short-term share ownership by a small group of investors, including those who accumulate a voting position through borrowed shares, potentially to advance special interests rather than the long-term interests of the Company and all shareholders. This process risks disenfranchising shareholders who are not given the opportunity to participate, and may impose significant administrative and financial burdens on the Company without corresponding benefits.
Providing shareholders with the meaningful ability to call a special meeting of shareholders outside of the annual meeting cycle empowers all shareholders to participate collectively and cast informed votes.
Our Company By-Laws provide that shareholders holding at least 25% of the outstanding stock of the Company may call a special meeting. A special meeting provides a forum for shareholders, our Board and the Company’s management to consider shareholder concerns, and our Board believes that the 25% ownership requirement to call such a meeting sets a reasonable balance in making an extraordinary action more available to our shareholders without handing excessive power to a small minority. Unlike action by written consent, a special meeting provides all Company shareholders with the opportunity to participate and make an informed decision. Special meetings offer important advantages, including publicly announced meeting dates and times, distribution of complete and accurate information through proxy materials, and the opportunity for open discussion and debate. The meeting process also allows the Board to analyze and provide recommendations on proposed actions, facilitating informed decision-making for all shareholders.

2026 PROXY STATEMENT | 77

The Company’s existing corporate governance practices empower shareholders and promote Board and management accountability.
The Board further believes that our strong corporate governance practices make adoption of this proposal unnecessary. In addition to providing shareholders with the right to call special meetings, our corporate governance practices provide transparency and accountability of the Board to all of our shareholders and demonstrates that we are responsive to shareholder concerns. For example:
•	Independent Board and Committee Leadership. In addition to our independent Chairman of the Board, each of our key Board committees is chaired by and composed solely of independent directors.
•	Majority Vote Standard. Our By-Laws provide for the election of directors by a majority of votes cast in uncontested elections.
•
Proxy Access. Our By-Laws provide for proxy access which permits a shareholder, or a group of up to 20 shareholders, owning 3% or more of our outstanding shares of common stock continuously for at least three years to nominate and include in our proxy materials nominees for director constituting up to 20% of the Board or two directors, whichever is greater, subject to the requirements set forth in our By-Laws.

•	Annual Say on Pay Vote. We provide our shareholders an annual advisory vote on our executive compensation.
•	Communication with the Board. We encourage open communication from our shareholders and provide a means for shareholders to communicate with and raise concerns to the Board.
•	Annual Election of Directors. We provide our shareholders an opportunity to participate in the election of all directors annually.
•	Robust Shareholder Engagement Program. We have a formal shareholder engagement program and are committed to maintaining ongoing dialogue with our shareholders.
In summary, our Board believes that the implementation of this shareholder proposal is unnecessary and not in the best interests of the Company or its shareholders, given shareholders’ ability to call special meetings and the Company’s existing strong corporate governance practices.

For the reasons stated above, our Board of Directors unanimously recommends a vote “AGAINST” this Shareholder Proposal.

78 | 2026 PROXY STATEMENT

Questions and Answers About the
Annual Meeting and Voting
1.	Who is entitled to vote and how many votes do I have?
If you were a holder of record of Resideo stock at the close of business on the record date, April 7, 2026, you are eligible to vote at the annual meeting. For each matter presented for vote, holders of common stock have one vote for each share, and holders of Series A Preferred Stock will vote on an as-converted to common stock basis, meaning that the holders of Series A Preferred Stock will be entitled to an aggregate of 18,517,830 votes.
2.	What is the difference between holding shares as a shareholder of record, a registered shareholder and a beneficial owner of shares?
Shareholder of Record or Registered Shareholder. If your shares of stock are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc. you are considered a “shareholder of record” or a “registered shareholder” of those shares.
Beneficial Owner of Shares. If your shares are held in an account at a bank, brokerage firm or other similar organization, then you are a beneficial owner of shares held in “street name.” In that case, you will have received these proxy materials from the bank, brokerage firm or other similar organization holding your account and, as a beneficial owner, you have the right to direct your bank, brokerage firm or similar organization as to how to vote the shares held in your account.
3.	How do I vote if I am a shareholder of record?
By Internet. You may vote your shares by internet at www.proxyvote.com.
By Telephone. All shareholders of record can vote by touchtone telephone within the U.S., U.S. territories and Canada by calling 1-800-690-6903. The telephone voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly.
By Written Proxy. All shareholders of record can also vote by written proxy card. If you are a shareholder of record and receive a Notice of Internet Availability of Proxy Materials (“Notice”), you may request a written proxy card by following the instructions included in the Notice. If you sign and return your proxy card but do not mark any selections giving specific voting instructions, your shares represented by that proxy will be voted as recommended by the Board.
Via the Virtual Meeting Website. You may vote your shares live at the virtual annual meeting. Even if you plan to attend and participate in our virtual annual meeting via www.virtualshareholdermeeting.com/REZI2026, we encourage you to vote by internet at www.proxyvote.com or by calling 1-800-690-6903, or by returning a proxy card. This will ensure that your vote will be counted if you are unable to, or later decide not to, participate in the virtual annual meeting. Whether you are a shareholder of record or hold your shares in street name, you may vote online at the virtual annual meeting. You will need to enter the 16-digit control number provided in your proxy materials to vote your shares at the virtual annual meeting. See Question 5 for further details on accessing and voting at the virtual annual meeting.
Unless you vote live at the virtual annual meeting, we must receive your vote by 11:59 p.m., Eastern Daylight Time, on June 2, 2026, the day before the virtual annual meeting, for your vote by proxy to be counted.
Whether or not you plan to attend the virtual annual meeting, we encourage you to vote by proxy as soon as possible. Your shares will be voted in accordance with your instructions.
4.	How do I vote if I am a beneficial owner of shares?
As a beneficial owner, you have the right to direct your broker, bank or other similar organization on how to vote via the internet or by telephone if the broker, bank or other similar organization offers these options or by signing and returning a voting instruction form. Your broker, bank or other similar organization will send you instructions for voting your shares.

2026 PROXY STATEMENT | 79

Your broker is not permitted to vote on your behalf on “non-routine” matters unless you provide specific instructions by completing and returning the voting instruction form from your broker, bank or other similar organization or by following the instructions provided to you for voting your shares via telephone or the internet. A “broker non-vote” occurs when a broker submits a proxy for the meeting with respect to a “routine” matter but does not have the authority to vote on non-routine matters because the beneficial owner did not provide voting instructions on those matters. Under NYSE rules, the proposal to ratify the appointment of independent auditors (Proposal 3) is considered a routine item. This means that brokerage firms may vote in their discretion on behalf of clients (beneficial owners) who have not furnished voting instructions at least 15 days before the date of the annual meeting. In contrast, all of the other proposals set forth in this Proxy Statement are “non-routine” items. Brokerage firms that have not received voting instructions from their clients on these matters may not vote on these proposals.
5.	How do I attend the virtual annual meeting?
The annual meeting will be completely virtual, and shareholders will be able to access the meeting live by visiting www.virtualshareholdermeeting.com/REZI2026. We are utilizing the virtual meeting format to enhance shareholder access and encourage participation and communication with our management.
We believe a virtual-only meeting provides expanded access, improved communication and cost savings for our shareholders. A virtual meeting will enable increased attendance because shareholders around the world will be able to attend and listen to the annual meeting live, submit questions and vote their shares electronically, at no cost.
Participating in the Virtual Annual Meeting.
•	Instructions on how to attend the virtual annual meeting are posted at www.virtualshareholdermeeting.com/
REZI2026.
•	Shareholders will need to use the 16-digit control number provided in their proxy materials to attend the virtual annual meeting and listen live at www.virtualshareholdermeeting.com/REZI2026.
•	Shareholders of record and beneficial owners as of the record date may vote their shares electronically live during the virtual annual meeting.
•
Shareholders with questions regarding how to attend and participate in the virtual meeting should visit the virtual annual meeting site at www.virtualshareholdermeeting.com/REZI2026 for further instructions.

•	Shareholders encountering any difficulties accessing the virtual meeting during the check-in or meeting time can call 800-586-1548 (U.S.) or 303-562-9288 (International).
Additional Information about the Virtual Annual Meeting.
•	Shareholders may submit questions during the live meeting at www.virtualshareholdermeeting.com/
REZI2026 or in advance of the meeting at www.proxyvote.com.
•	Management will answer questions on any matters on the agenda before voting is closed.
•	During the live Q&A session of the meeting, management will answer appropriate questions as they come in and address those asked in advance, as time permits.
•	In order to allow us to answer questions from as many shareholders as possible, we limit each shareholder to one question.
•
If there are matters of individual concern to a shareholder and not of general concern to all shareholders or not otherwise related to the meeting agenda, or if a question posed was not otherwise answered, shareholders can contact Investor Relations after the meeting at InvestorRelations@resideo.com.

•	The Q&A session will be posted to our Investor Relations website investor.resideo.com as soon as practicable following the conclusion of the virtual annual meeting.
•
Although the live virtual meeting is available only to shareholders at the time of the meeting, a replay of the meeting will be made publicly available on our Investor Relations website at investor.resideo.com after the meeting concludes.

80 | 2026 PROXY STATEMENT

6.	What constitutes a “quorum” for the meeting?
A quorum is a majority of the voting power of the outstanding shares that are entitled to vote as of the record date present at the meeting or represented by proxy. Abstentions and broker non-votes count as present at the meeting for purposes of determining a quorum.
7.	What is the voting requirement to approve each of the proposals, and how are votes counted?
At the close of business on April 7, 2026, the record date for the meeting, Resideo had 151,421,223 outstanding shares of common stock. Each share of common stock outstanding on the record date is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on. In addition, there were 498,500 outstanding shares of Series A Preferred Stock at the close of business on April 7, 2026. The holders of Series A Preferred Stock will vote on an as-converted to common stock basis, meaning that the holders of Series A Preferred Stock will be entitled to an aggregate of 18,517,830 votes for each director nominee and each of the other proposals to be voted on. The common stock and Series A Preferred Stock will vote together as a single class on the director nominees and each of the other proposals.
A description of the voting requirements and related effect of abstentions and broker non-votes on each item for shareholder proposal is as follows:

	VOTING OPTIONS	BOARD RECOMMENDATION	VOTE REQUIRED TO ADOPT THE PROPOSAL	EFFECT OF ABSTENTIONS AND BROKER NON-VOTES
Proposal 1—Election of Directors	For, Against or Abstain on each nominee	FOR each nominee	Majority of votes cast for such nominee (more votes “For” than “Against”)	None
Proposal 2—Advisory Vote to Approve Executive Compensation	For, Against or Abstain	FOR	Majority of voting power represented at the annual meeting and entitled to vote on the proposal	Abstentions are treated as votes against. Broker non-votes have no effect
Proposal 3—Ratification of Appointment of Independent Registered Public Accounting Firm	For, Against or Abstain	FOR	Majority of voting power represented at the annual meeting and entitled to vote on the proposal	Abstentions are treated as votes against. Brokers have discretion to vote on this item
Proposal 4—Act on a Shareholder Proposal Requesting a Shareholder Right to Act by Written Consent	For, Against or Abstain	AGAINST	Majority of voting power represented at the annual meeting and entitled to vote on the proposal	Abstentions are treated as votes against. Broker non-votes have no effect

2026 PROXY STATEMENT | 81

8.	Can I change my vote?
There are several ways in which you may revoke your proxy or change your voting instructions before the time of voting at the meeting (please note that, in order to be counted, the revocation or change must be received by 11:59 p.m. EDT on June 2, 2026):
•	Vote again by telephone or at www.proxyvote.com;
•	Transmit a revised proxy card or voting instruction form that is dated later than the prior one;
•	Shareholders of record and beneficial owners may vote electronically at the virtual annual meeting; or
•	Shareholders of record may notify Resideo’s Corporate Secretary in writing that a prior proxy is revoked.
The latest-dated, timely, properly completed proxy that you submit, whether by mail, telephone or the internet, will count as your vote. If a vote has been recorded for your shares and you subsequently submit a proxy card that is not properly signed and dated, then the previously recorded vote will stand.
9.	Is my vote confidential?
Yes. Proxy cards, ballots and voting tabulations that identify shareholders are kept confidential except:
•	As necessary to meet applicable legal requirements and to assert or defend claims for or against the Company;
•	In the case of a contested proxy solicitation;
•	If a shareholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or
•	To allow the independent judge of election to certify the results of the vote.
Broadridge, the independent proxy tabulator used by Resideo, counts the votes and acts as the inspector of elections for the meeting.
10.	How will the voting results be disclosed?
We will announce preliminary voting results at the virtual annual meeting and publish them on our website www.resideo.com. Voting results will also be disclosed on a Form 8-K filed with the SEC within four business days after the annual meeting, which will be available on our website.
11.	What does it mean if I receive more than one Notice?
If you are a shareholder of record, you will receive one Notice (or if you are an employee with a Resideo email address, an email proxy form) for all shares of common stock held in or credited to your accounts as of the record date, if the account names are exactly the same. If your shares are registered differently and are in more than one account, you will receive more than one Notice or email proxy form, and in that case, you can and are urged to vote all of your shares, which will require you to vote more than once.
12.	What is “householding”?
Shareholders of record who have the same last name and address and who request paper copies of the proxy materials will receive only one copy unless one or more of them notifies us that they wish to receive individual copies. This method of delivery, known as “householding,” will help ensure that shareholder households do not receive multiple copies of the same document, helping to reduce our printing and postage costs, as well as saving natural resources.
We will deliver promptly upon written or oral request a separate copy of the 2025 Annual Report and Proxy Statement or Notice of Internet Availability of Proxy Materials, as applicable, to a security holder at a shared address to which a single copy of the document was delivered. Please go to www.proxyvote.com to request a copy.
Shareholders of record may request to begin or to discontinue householding in the future by contacting Broadridge, either by calling (866) 540-7095, or by writing to Broadridge, Householding Department,

82 | 2026 PROXY STATEMENT

51 Mercedes Way, Edgewood, NY 11717. Shareholders owning their shares through a bank, brokerage firm or other similar organization may request to begin or to discontinue householding by contacting their bank, brokerage firm or other similar organization.
13.	Who pays for the solicitation of proxies?
Resideo is making this solicitation and will pay the cost of soliciting proxies. Proxies will be solicited on behalf of the Board of Directors by mail, telephone or other electronic means. We have retained Innisfree M&A Inc., 501 Madison Avenue, New York, NY 10022, to assist with the solicitation for an estimated fee of $14,000, plus expenses. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to shareholders and obtaining their votes. Our employees may also solicit proxies for no additional compensation.
14.	How do I comment on Company business?
You will have the opportunity to comment when you vote using the internet or you may write any comments on the proxy card if you vote by mailing a proxy card. You may also send your comments to us at Resideo Technologies, Inc., 16100 N. 71st St., Suite 550, Scottsdale, AZ 85254, Attention: Investor Relations. Although it is not possible to respond to each shareholder, your comments are appreciated and help us to understand your concerns.
15.	When are the 2027 shareholder proposals due?
To be considered for inclusion in the Company’s 2027 Proxy Statement, shareholder proposals submitted in accordance with SEC Rule 14a-8 must be received in writing at our principal executive offices no later than December 23, 2026. Address all shareholder proposals to Resideo Technologies, Inc., 16100 N. 71st St., Suite 550, Scottsdale, AZ 85254, Attention: Corporate Secretary. For any proposal that is not submitted for inclusion in next year’s Proxy Statement, but is instead sought to be presented directly at the 2027 annual meeting, notice of intention to present the proposal, including all information required to be provided by the shareholder in accordance with the Company’s By-Laws, must be received in writing at our principal executive offices by March 5, 2027, and no earlier than February 3, 2027. Address all notices of intention to present proposals at the 2027 annual meeting to Resideo Technologies, Inc., 16100 N. 71st St., Suite 550, Scottsdale, AZ 85254, Attention: Corporate Secretary. For information on nominating directors for the 2027 annual meeting, please see the information above under “Advance Notice Director Nominations” on page 29 and “Proxy Access Director Nominations” on page 29.
In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 5, 2027.
16.	How may I obtain a copy of Resideo’s 2025 Annual Report on Form 10-K and proxy materials?
If you would like to receive paper or e-mail copies of our 2025 Annual Report and the Proxy Statement, free of charge, you may request them by internet at www.proxyvote.com, by telephone at 1-800-579-1639 or by e-mail at sendmaterial@proxyvote.com. You will need your 16-digit control number provided in your proxy materials to request paper copies. Requests for materials relating to the 2026 annual meeting may be made by calling 1-800-579-1639, and must be made by May 21, 2026 to facilitate timely delivery. Our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any amendments to those reports, are available free of charge on our Investor Relations website at investor.resideo.com.
17.	How do I contact the Company or the Board of Directors?
Our Investor Relations department is the primary point of contact for shareholder interaction with Resideo. Shareholders can contact our Investor Relations department by email at InvestorRelations@resideo.com or by writing to Resideo Technologies, Inc., 16100 N. 71st St., Suite 550, Scottsdale, AZ 85254, Attention: Investor Relations.
Shareholders, as well as other interested parties, may communicate directly with the Chairman of the Board, the non-employee directors as a group, or individual directors by writing to Resideo Technologies, Inc., 16100 N. 71st St., Suite 550, Scottsdale, AZ 85254, Attention: Corporate Secretary. Our Corporate Secretary reviews and promptly forwards communications to the directors as appropriate. Communication involving substantive

2026 PROXY STATEMENT | 83

accounting or auditing matters are forwarded to the Chair of the Audit Committee. Certain items that are unrelated to the duties and responsibilities of the Board will not be forwarded such as junk mail and mass mailings; product complaints and product inquiries; new product or technology suggestions; job inquiries and resumes; advertisements or solicitations; surveys; spam and overly hostile, threatening, potentially illegal or similarly unsuitable communications.
18.	Can other business in addition to the items listed on the agenda be transacted at the meeting?
The Company knows of no other business to be presented for consideration at the meeting. If other matters are properly presented at the meeting, the persons designated as authorized proxies on your proxy card may vote on such matters at their discretion.
By Order of the Board of Directors,

Jeannine Lane
Executive Vice President, General Counsel and Corporate Secretary
April 22, 2026

84 | 2026 PROXY STATEMENT

resideo

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O RESIDEO TECHNOLOGIES, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on June 2, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/REZI2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on June 2, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V90644-P47415 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RESIDEO TECHNOLOGIES, INC.

The Board of Directors recommends you vote FOR the following nominees:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Andrew Teich	☐	☐	☐
1b. Jay Geldmacher	☐	☐	☐
1c. Paul Deninger	☐	☐	☐
1d. Cynthia Hostetler	☐	☐	☐
1e. Brian Kushner	☐	☐	☐
1f. Jack Lazar	☐	☐	☐
1g. Nina Richardson	☐	☐	☐
1h. Nathan Sleeper	☐	☐	☐
1i. John Stroup	☐	☐	☐
1j. Sharon Wienbar	☐	☐	☐
1k. Kareem Yusuf	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
2. Advisory Vote to Approve Executive Compensation.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
3. Ratification of the Appointment of Independent Registered Public Accounting Firm.	☐	☐	☐

The Board of Directors recommends you vote AGAINST the following proposal:	**For**	**Against**	**Abstain**
4. Shareholder Proposal Regarding Shareholder Right to Act by Written Consent.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The 2026 Notice and Proxy Statement and the 2025 Annual Report on Form 10-K are available at www.proxyvote.com.

V90645-P47415

PROXY

RESIDEO TECHNOLOGIES, INC.
This Proxy is Solicited on Behalf of the Board of Directors of Resideo Technologies, Inc.
Annual Meeting of Shareholders - June 3, 2026 at 1:00 pm ET

The undersigned hereby appoints Jay Geldmacher and Jeannine Lane as proxies (each with the power to act alone and with full power of substitution) to vote, as designated herein, all shares the undersigned is entitled to vote at the Annual Meeting of Shareholders of Resideo Technologies, Inc. to be held on June 3, 2026, live via the Internet at www.virtualshareholdermeeting.com/REZI2026, and at any and all adjournments thereof. The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting and any and all adjournments thereof.

Your vote on the election of Directors and the other proposals described in the accompanying Proxy Statement may be specified on the reverse side.

IF PROPERLY SIGNED, DATED AND RETURNED, THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE OR, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR, “FOR” PROPOSAL 2, "FOR" PROPOSAL 3 AND "AGAINST" PROPOSAL 4. PLEASE NOTE: PHONE AND INTERNET VOTING CUTOFF IS 11:59 P.M. EASTERN DAYLIGHT TIME ON JUNE 2, 2026.

Please date and sign your Proxy on the reverse side and return it promptly